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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 6/30/11

Item 1	— Reports to Shareholders

SEMIANNUAL REPORT

June 30, 2011

Janus Aspen Series

Janus Aspen Balanced Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 5.80% and 5.68%, respectively, for the six-month period ended June 30, 2011, compared with a 4.56% return by the Balanced Index, an internally-calculated secondary benchmark composed of a 55% weighting in the S&P 500 Index, the Portfolio’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s other secondary benchmark, which returned 6.02% and 2.72%, respectively.

Market Environment

Equity markets turned in moderate gains for the period despite unrest in the Middle East and North Africa, the tragic earthquake and tsunami in Japan, and concerns of a slowdown in U.S. economic activity. Lower-than-expected growth in gross domestic product (GDP) combined with higher year-over-year crude oil prices and a disappointing May unemployment report led to investors’ concerns that the U.S. economy is slowing; unemployment will remain high; and steep oil prices will put a pinch on consumer spending. Tepid sales from mass market retailers seemed to confirm pressures on the consumer. Also weighing on sentiment was the looming August U.S. government debt ceiling decision, which appeared would go down to the deadline before resolution.

Interest rate volatility became a central theme for fixed income investor. Over the period, investor expectations were met with near-opposite outcomes as markets reacted to new information, frustrating the forecasts of economists across the globe, and an alternating mix of positive and negative news resulted in an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. Early in the period, the 10-year U.S. Treasury yield rose from 3.36% on January 3 to a high of 3.74% on February 8, as investors were drawn to riskier assets based on stronger economic growth signals and fears of rising rates pushed investors to more defensive positionings. The trend reversed in the following weeks, as a flight to safety resulted due to the political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets changed course again in mid-March when rising inflation concerns pushed longer-term U.S. Treasury yields higher, after which point they began a gradual decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June resulted in a significant U.S. Treasury rally that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16% having reached a low of 2.86% the week prior. The consensus view that rates were headed higher was challenged throughout the period.

Investment-grade and high-yield corporate spreads generally tightened throughout the first quarter, aside from several brief, sporadic expansionary periods of investor unrest, and tested period lows during March and April. Investor confidence waned early in the second quarter on initial signs of a slowing economic recovery leading to widening credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures allowing spreads and investor appetite for risk assets to recover somewhat. Since none of these issues have been truly resolved, investors should anticipate continued volatility driven principally by political and headline risk. The excessive imbalances in the world continue to present uncertain and challenging environments for investors.

Portfolio Comments

We were overweight in equities (57% as of period end) relative to the Balanced Index during the period, which aided relative performance. In addition, our equity and fixed income sleeves outperformed their respective benchmarks.

2 | JUNE 30, 2011

(unaudited)

Our equity sleeve outperformed the S&P 500 Index thanks largely to our holdings in information technology, consumer discretionary and financials as well as our holdings and overweight in consumer discretionary. Detractors included our holdings and overweight in energy.

Despite the troubling data and macro environment, our fundamental analysis leads us to remain relatively constructive on the U.S. economy, and company managements we have met with are sanguine about their prospects. Therefore, we have maintained a modest pro-cyclical position in our equity sleeve. A key theme continues to be wealth creation in Asia, particularly China, as reflected in our holdings in a number of global luxury consumer product makers such as Coach. We also own Daimler AG, which serves the high-end auto market, and Credit Suisse Group, an asset management firm that is benefiting from increased asset flows from the region. Considering its importance, China’s growth prospects remain a key focus for us. A slowdown in China would likely negatively impact oil prices, but we feel the supply-demand dynamics for the commodity continue to support higher prices.

Our fixed income sleeve also outperformed the Barclays Capital U.S. Aggregate Bond Index (the “Agg”) thanks to strong security selection and overweight in credit. Meanwhile, our underweight in mortgage-backed securities and our shorter duration positioning in Treasuries relative to the Agg were among relative detractors.

Overall, the fixed income sleeve’s U.S. Treasury holdings remained underweight in both allocation and duration contribution relative to its benchmark for most of the period. Consistent with our process of closely monitoring company fundamentals to drive our investment decisions, we periodically reduced the sleeve’s risk and slightly increased U.S. Treasury exposure in an effort to shield against undesirable outcomes. We executed on this strategy in February as well as during the second quarter. In our opinion, the sleeve’s strategic allocation to U.S. Treasuries plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address rising risk and uncertain markets. However, in light of the uncertainty related to the U.S. government’s fiscal challenges we continue to monitor how this dynamic might change moving ahead.

Despite the occasional defensive shift, our fundamental bullish positioning toward credit remained in place, with period-end allocations largely in line to where they began the year. We maintained significant overweighting to corporate credit and zero exposure to U.S. government agencies throughout the period. We have long argued that the financial crisis has resulted in major structural changes to the fixed income market. In essence, three of the four core bond sectors in the Agg have converged, with U.S. government agencies, agency mortgages and U.S. Treasuries all now representing one large U.S. government sector. With over 75% of the index now exhibiting U.S. Treasury-like characteristics, the overall bond market has become much more susceptible to interest rate volatility. We believe that corporate credit remains the primary nongovernment alternative, offering the best risk-adjusted returns. We also believe that our focus on security selection in this market segment represents the most effective way to capture alpha (a measure of outperformance against the Portfolio’s benchmark) and manage long-term risk. This approach continued to rewarded shareholders as the Portfolio once again outperformed its benchmark and peer group during the period, principally through strong corporate credit security selection.

Corporate credit represented 74.9% of the fixed income sleeve’s holdings at period end, modestly lower from the beginning of the year, as we opportunistically realized gains and lowered the sleeve’s risk profile. We remained bullish on this segment from both relative value and fundamental perspectives, but continued to selectively rotate from early stage sectors such as steel, chemicals and retail, incrementally emphasizing financials and later-cycle industries such as media and lodging. We also took advantage of widening credit spreads during periods of risk aversion to swap certain bond positions within different maturities from the same issuer, in some cases scaling back duration while maintaining company exposure.

We maintained a small weighting in bank loans, an asset class that experienced significant demand as investors looked for ways to reduce portfolio interest rate sensitivity. Our sense is that the flight to this sector was driven mostly by interest rate views over relative value, as we favored short-duration high yield over bank loans. Bank loans offer a variable rate that can be attractive in rising interest rate environments, but an increasing number of loans are being issued without maintenance covenants, indicating some erosion in bondholder protection. Both investors and issuers in the bank loan market are beginning to demonstrate behavior that reminds us of 2007, increasing our sense of concern for the sector.

We have favored real estate investment trust (REIT) positions over commercial mortgage-backed securities in recent periods. During this period, we scaled back REIT

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

positions, as they reached target valuations while at the same time identifying attractive entry points in commercial mortgage-backed securities (CMBS) in early 2011. Particularly appealing were some of the highest quality collateralized tranches, as well as select five- to 10-year AAA-rated securities. We initiated select positions in this area, focusing on lower-beta (companies with historically less volatile returns than peers), highly liquid names.

Another notable change was the addition of select agency mortgage-backed securities (MBS) to the sleeve, an area we had previously avoided since the third quarter of 2009. When the U.S. government placed Fannie Mae and Freddie Mac into conservatorship, mortgage spreads tightened significantly relative to U.S. Treasuries, offering limited potential for outperformance. Moreover, duration extension risk within the group was largely unquantifiable with the dynamics unfolding in the housing market. In the current environment, both factors have eased somewhat with spread widening and duration extensions presenting new opportunities. We believe valuations have become more compelling on a risk/reward basis. Consequently, near period end we initiated several small MBS positions. It is important to note this positioning into mortgages was not a broad macroeconomic decision. Consistent with our investment process, each individual security underwent in-depth fundamental analysis, and only those mortgage bonds we believed compared favorably to select credit positions were implemented into the sleeve. Our focus has been on small-balance mortgages with low loan-to-value ratios, as these types of securities have historically exhibited both lower prepayment and limited negative convexity risk, important considerations should interest rates begin to rise in earnest.

Equity holdings that contributed

CBS was the top contributor amid the ongoing improvement in advertising and its ownership of the top-rated network. We like the mass media company’s role as a provider of content, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by re-transmitting its network to cable and satellite providers. Philip Morris International was also a key contributor. We like the tobacco company for its pure international exposure, stable markets, minimal litigation risk and ability to implement price increases. Its cash generative business has historically also led to high dividend payouts and share repurchases.

Equity holdings that detracted

Morgan Stanley was negatively impacted by regulatory uncertainty, which has weighed on the entire financial sector. We believe the financial holding company is well capitalized relative to other U.S. financials, and it should benefit significantly from its brokerage joint venture with Citigroup’s Smith Barney unit. We also feel the company is fundamentally undervalued relative to tangible book value and to the returns on equity we expect it to generate. Ford Motor Co. also weighed on performance. As a result of cost-cutting and balance sheet restructuring as well as investing in new products, the U.S. auto maker is positioned to generate stronger cash flows and capture more market share in the U.S., in our view.

Fixed income holdings that contributed

Our holdings and overweight in corporate credit were the largest contributors to relative performance. Individual credits that contributed the most to performance were led by retailer Macy’s. The company spent three years paying down debt to achieve an investment grade rating in May of 2011. The bonds performed well during the period as a direct result of the upgrade. The company continues to deliver operational excellence and is taking market share away from its competitors. Reckson Operating Partnership, a New York City focused office property REIT owned by SL Green Realty, was also a top contributor. We like the company’s portfolio of high quality mid-town Manhattan Class A and B office assets with long lease durations. In addition, it employs one of the best leasing teams in the city. We continue to have a positive view on the fundamental backdrop of New York City office market, and expect a continued firm leasing and property valuation environment in the second half of 2011.

Fixed income holdings that detracted

Among credits, Burlington Northern, one of the largest Class 1 railroads in the U.S. that is privately held by Berkshire Hathaway, was the largest individual detractor. We believe the company’s bonds are mispriced by the market due to a lack of knowledge on the business and because Berkshire Hathaway has not made an explicit guarantee on Burlington Northern’s bonds. As a railroad owned by a predominantly financially oriented company, the business and management team is relatively unknown to many financial analysts. We expect the difference in spread between Burlington Northern and Berkshire Hathaway to compress as Burlington Northern continues to perform and the market becomes more comfortable. It is also worth noting that Burlington Northern has the best access to the low-sulfur coal in the Powder River Basin. As the cleanest coal on the planet, Burlington Northern’s ability to transport this source of energy to electric utilities

4 | JUNE 30, 2011

(unaudited)

provides a compelling source of revenue with energy costs increasing..

Phillips-Van Heusen (PVH), a designer and marketer of branded apparel, also weighed on performance. The company issued debt in the spring of 2010 to purchase Tommy Hilfiger. This acquisition gave PVH significant exposure to the continental European market. Management has executed well, in our opinion, on its business plan and continues to generate strong same-store sales. The business continues to utilize cash flow to retire debt related to the Tommy Hilfiger acquisition. We expect debt reduction to continue through 2011.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

While the U.S. economy is at a crossroads in terms of growth, no growth or another recession, we see evidence that the second half of the year will see a return to growth although we are cognizant of fundamental changes in the economy that could lead us to revise our view. With the Federal Reserve maintaining its accommodative stance with short-term rates at near zero, the end of the second round of quantitative easing (the Fed’s buying program of government debt) doesn’t cause us concern and in fact would give inflation worriers one less topic to discuss. We think with 10-year Treasury yields near 3%, there’s a strong incentive for investors to own equities and it creates a nice backdrop for some of the secular growth companies we favor since they should be able to grow even if the economy slows. We expect to further trim our lower conviction, more economically-sensitive holdings in order to incrementally emphasize secular growers we bought during the period. We think there are specific circumstances driving these companies’ businesses, partially independent of the economy.

We remain committed to identifying companies with strong free cash flows, improving margins and leaner capital structures. We like companies that run more efficiently because of the potential for them to generate higher free cash flows and earn greater returns on the capital deployed. We think this combination provides firms with the flexibility to return cash to shareholders, perhaps in the form of dividends, without sacrificing their growth prospects.

The bond climate continually defied consensus expectations throughout the past six months. At the beginning of the year, prognosticators mostly anticipated higher interest rates and inflation driven by accelerating economic growth. To date, the reverse has proven to be true and has recently resulted in a general lack of investor confidence in two key areas. From regional surveys in the U.S. to confidence levels in Europe and a challenging economic environment in Japan, the global economic data has turned modestly weaker. The real question is whether this recent information represents a temporary soft patch or the early signs of retreat back into recession. We think the former is more probable based on information we are receiving from our bottom-up, fundamental company research. Given the positive data velocity at the end of 2010 and early 2011, it seems logical that the economy could pause a bit, and our core belief is that growth recovery will resume in the third and fourth quarters, though at a lower trajectory than previous GDP forecasts. We will continue to monitor developments closely and may revise our opinion as our ongoing discussions at the company level continue to provide real-time information on the state of the economy.

Looking ahead, we believe the most crucial factor to U.S. economic expansion will be an accelerating in employment and wages in the economy, making the next several nonfarm payroll reports and regional employment surveys extremely important. We also continue to focus intently on the global growth engine of China, where monetary tightening seems to be in the later stages. Our expectation is that growth in the region will moderate yet remain solid, but we are closely monitoring Chinese equity markets for indications of domestic confidence. Recent reports on delinquent credits within the country’s banking system and recent claims of fraudulent corporate policies and malfeasance are garnering considerable attention.

On the U.S. inflation front, the Fed appears to have been able to circumvent this risk of deflation while keeping inflation fears at bay for the moment, explaining the recent pricing pressures as being transitory in nature. Still, the ramifications of recent higher raw materials may take up to another 12 months to work through the system down to consumers. In addition, rising owners’ equivalent rent will likely start to feed into the core CPI rates going forward. This is an area we are monitoring closely. While growth is slowing and inflation fears are moderating it also seems the odds of an additional round of quantitative easing or QE3 seem remote. The negative speculation surrounding the wind down of the Fed’s most recent round of quantitative easing (QE2) has added considerable, and in our view, unnecessary noise to an already stressed marketplace.

The second and probably greater area making markets nervous is the risk ensuing from escalating concerns around U.S. and European government debt. In the U.S., Washington’s partisan budget battles have taken center

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

stage and will probably intensify into the upcoming election cycle. Growing deficits and rising levels of absolute debt have raised questions around Washington’s lack of fiscal responsibility. As we approached the U.S. debt ceiling, the pressure moved to ceiling expansions and deficit reduction targets, with Congress and the White House trying to find common ground. From an economic standpoint, the resolution could be a drag on growth, though it remains to be seen whether Congress will more fully embrace tax policy or austerity measures as the most workable fiscal salve. Long term, we think the federal debt burden is one of the most significant risk factors for markets. While we are optimistic that the U.S. will eventually get its financial house in order, the debate on how best to unwind this mess is likely to keep markets on edge until some sort of resolution is reached.

This is an appropriate point in our letter to interject an out-of-period but highly relevant comment regarding recent actions of the rating agencies Standard & Poor’s and Moody’s. After markets closed on July 13, 2011, Moody’s announced that it had put the U.S. under review for a credit rating downgrade. This followed a similar move by Standard & Poor’s in April, which lowered its U.S. credit rating outlook to negative from stable. Clearly, the ratings agencies were losing patience with Washington as the clock ticked on the deadline to raise the debt limit and politicians appeared deadlocked on a deal, raising the prospect of a “huge calamity,” as Fed Chairman Ben Bernanke put it, should the U.S. default. To put this in perspective, roughly 72% of the U.S. bond market, as represented by the Agg, was now at risk of being downgraded. Despite the increasingly rancorous tone in Washington, a deal was reached before the August 2 deadline to raise the U.S. debt limit thus averting a default. Unfortunately, the high-stakes, partisan nature of this battle resulted in what is probably best characterized as a stopgap solution. The inevitable resurgence of the issue is likely to plague the markets through the 2012 election season and may lead to more volatility and uncertainty.

The debt situation in Europe is also elevating overall market anxiousness. It is difficult to analyze exactly how the European Central Bank’s and International Monetary Fund’s approaches to the financial woes of countries such as Greece, Spain and Italy will play out long term. Short term it appears they are just kicking the can down the road, as well as creating greater political debate (and by extension uncertainty) in financially strong countries such as Germany and France. Ultimately, the debt of fiscally unstable sovereignties needs to be restructured in a way that allows for economic independence from other euro-zone countries, and we expect to see higher risk premiums throughout the region until that occurs.

Against this landscape, we think interest rate risk continues to pose a considerably larger threat to bond investors compared to default risk from what we believe are prudently selected credits. Unfortunately, the much-publicized debt problems of nations around the world are amplifying volatility across broader bond markets and causing substantial headline risk, which would be easier to discount if growth indicators were stronger. Hence, we think a modestly cautious sleeve stance is justified in what is likely to remain an uncertain and volatile market climate. We also stand ready to take advantage of opportunities offered in market downdrafts in the form of attractive corporate credit valuations. It seems inevitable that fundamentals remain the chief driver of market performance despite periods of uncertainty, and we believe that securities purchased as the current turmoil ebbs will help position the sleeve to continue to deliver the strongest risk-adjusted return potential over the long term.

Thank you for investing in Janus Aspen Balanced Portfolio.

The Consumer Price Index (CPI) represents changes in prices of all goods and services purchased for consumption by urban households. The core CPI represents changes in prices of all goods, excluding volatile food and energy prices.

Owners’ Equivalent Rent (OER) measures the change in the price of the shelter services provided by owner-occupied housing. Rental equivalence measures the change in the implicit rent, which is the amount a homeowner would pay to rent, or would earn from renting, his or her home in a competitive market. It is one of the larger components of CPI.

6 | JUNE 30, 2011

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

CBS Corp. – Class B	0.97%
Philip Morris International, Inc.	0.69%
International Business Machines Corp.	0.47%
MasterCard, Inc. – Class A	0.43%
Humana, Inc.	0.43%

5 Bottom Performers – Equity Holdings

Contribution

Ford Motor Co.	–0.44%
Morgan Stanley	–0.35%
Delta Air Lines, Inc.	–0.33%
Citigroup, Inc.	–0.26%
Target Corp.	–0.24%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	1.83%	18.03%	10.54%
Health Care	1.54%	11.85%	11.19%
Information Technology	1.38%	18.88%	18.33%
Consumer Staples	1.07%	8.45%	10.47%
Industrials	0.79%	10.23%	11.13%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Financials	–0.21%	14.82%	15.74%
Energy	–0.07%	10.63%	12.70%
Telecommunication Services	0.00%	1.01%	3.00%
Utilities	0.00%	0.00%	3.27%
Materials	0.40%	6.10%	3.63%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Oracle Corp. Enterprise Software/Services	2.0%
Union Pacific Corp. Transportation – Railroad	1.8%
Philip Morris International, Inc. Tobacco	1.6%
CBS Corp. – Class B Television	1.6%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	1.6%

8.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of December 31, 2010

8 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011						Expense Ratios – per the May 1, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	5.80%	18.57%	7.89%	6.26%	10.21%	0.58%

Janus Aspen Balanced Portfolio – Service Shares	5.68%	18.29%	7.62%	5.99%	10.07%	0.83%

S&P 500® Index	6.02%	30.69%	2.94%	2.72%	8.12%

Barclays Capital U.S. Aggregate Bond Index	2.72%	3.90%	6.52%	5.74%	6.03%

Balanced Index	4.56%	18.21%	4.89%	4.44%	7.47%

Lipper Quartile – Institutional Shares	–	3rd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	–	120/217	1/117	5/56	1/21

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, high-yield/high-risk securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio (unaudited)

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,058.00	$2.91

Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,056.80	$4.18

Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

†	Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10 | JUNE 30, 2011

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.1%
$1,465,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$1,602,974
1,284,000	Commercial Mortgage Pass Through Certificates 6.0084%, 12/10/49‡	1,410,320
1,384,104	DBUBS Mortgage Trust 3.7420%, 6/1/17(144A)	1,415,674
1,282,000	FREMF Mortgage Trust 4.7266%, 1/25/21(144A),‡	1,194,263
1,806,000	FREMF Mortgage Trust 4.7706%, 4/25/44(144A),‡	1,760,286
840,000	Goldman Sachs Group, Inc. 4.7530%, 3/10/44(144A)	849,839
1,333,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	1,444,499
890,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27(144A)	971,790
1,514,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.3110%, 8/5/32(144A)	1,467,754
883,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0671%, 4/15/45‡	979,999
1,482,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.7171%, 2/15/46(144A)	1,496,420
1,315,000	Morgan Stanley Capital I 3.8840%, 2/15/16(144A)	1,352,185
1,000,000	Oxbow Resources LLC 4.9690%, 5/1/36(144A)	1,012,500
701,000	SLM Student Loan Trust 4.3700%, 4/17/28(144A)	726,364

807,000	SLM Student Loan Trust 2.6871%, 1/15/43(144A),‡	811,220

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $18,360,301)		18,496,087

Bank Loans – 0.9%
Aerospace and Defense – Equipment – 0.2%

3,198,925	TransDigm, Inc. 4.0000%, 2/14/17‡	3,204,139
Auction House – Art Dealer – 0.1%

1,218,000	Adesa, Inc. 5.0000%, 5/19/17‡	1,225,613
Automotive – Cars and Light Trucks – 0%

496,238	Ford Motor Co. 2.9400%, 12/15/13‡	495,642
Data Processing and Management – 0%

476,400	Fidelity National Information 5.2500%, 7/18/16‡	477,829
Electric – Generation – 0.1%

1,271,812	AES Corp. 4.2500%, 5/28/18‡	1,272,041
Food – Canned – 0.2%

3,355,000	Del Monte Foods Co. 4.5000%, 3/8/18‡	3,343,627
Retail – Apparel and Shoe – 0.1%

1,184,788	Phillips-Van Heusen Corp. 3.5000%, 5/6/16‡	1,185,845
Retail – Restaurants – 0.2%

2,694,631	DineEquity, Inc. 4.2500%, 10/19/17‡	2,694,200
Telecommunication Equipment – 0%

816,952	CommScope, Inc. 5.0000%, 1/14/18‡	821,552

Total Bank Loans (cost $14,675,795)		14,720,488

Common Stock – 57.6%
Aerospace and Defense – 1.1%
256,675	Boeing Co.	$18,975,983
Agricultural Chemicals – 0.8%
193,919	Syngenta A.G. (ADR)**	13,101,168
Apparel Manufacturers – 1.5%
146,080	Coach, Inc.	9,338,894
129,360	Polo Ralph Lauren Corp.	17,154,430
		26,493,324
Athletic Footwear – 1.5%
290,314	NIKE, Inc. – Class B	26,122,454
Automotive – Cars and Light Trucks – 1.4%
172,975	Daimler A.G.	13,035,396
760,760	Ford Motor Co.*	10,490,880
		23,526,276
Broadcast Services and Programming – 0.4%
127,115	Scripps Networks Interactive, Inc. – Class A	6,213,381
Cable/Satellite Television – 1.3%
219,258	DIRECTV – Class A*	11,142,691
143,565	Time Warner Cable, Inc. – Class A	11,203,813
		22,346,504
Casino Hotels – 0.5%
199,105	Las Vegas Sands Corp.*	8,404,222
Chemicals – Diversified – 2.0%
507,770	E.I. du Pont de Nemours & Co.	27,444,968
196,005	LyondellBasell Industries N.V.	7,550,113
		34,995,081
Commercial Banks – 3.0%
447,110	CIT Group, Inc.*	19,789,089
195,250	ICICI Bank, Ltd. (ADR)	9,625,825
441,580	Itau Unibanco Holding S.A. (ADR)	10,399,209
439,542	Standard Chartered PLC**	11,548,307
		51,362,430
Commercial Services – Finance – 1.4%
52,615	MasterCard, Inc. – Class A	15,855,004
455,441	Western Union Co.	9,122,483
		24,977,487
Computer Services – 0.5%
124,510	Cognizant Technology Solutions Corp.*	9,131,563
Computers – 1.0%
51,586	Apple, Inc.*	17,315,873
Computers – Integrated Systems – 0.7%
196,280	Teradata Corp.*	11,816,056

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Computers – Memory Devices – 0.9%
283,940	NetApp, Inc.*	$14,986,353
Cosmetics and Toiletries – 1.2%
176,179	Colgate-Palmolive Co.	15,399,806
48,610	Estee Lauder Cos., Inc. – Class A	5,113,286
		20,513,092
Diversified Banking Institutions – 2.7%
313,603	Citigroup, Inc.	13,058,429
348,655	Credit Suisse Group A.G. (ADR)**	13,604,518
889,306	Morgan Stanley	20,462,931
		47,125,878
E-Commerce/Services – 2.0%
660,029	eBay, Inc.*	21,299,136
52,530	Netflix, Inc.*	13,799,106
		35,098,242
Electric Products – Miscellaneous – 0.6%
198,297	Emerson Electric Co.	11,154,206
Electronic Components – Miscellaneous – 0.4%
189,945	TE Connectivity, Ltd. (U.S. Shares)**	6,982,378
Electronic Components – Semiconductors – 0.5%
133,270	Microchip Technology, Inc.	5,052,266
390,130	ON Semiconductor Corp.*	4,084,661
		9,136,927
Electronic Connectors – 0.6%
195,083	Amphenol Corp. – Class A	10,532,531
Electronic Forms – 0.5%
287,590	Adobe Systems, Inc.*	9,044,705
Enterprise Software/Services – 2.0%
1,047,375	Oracle Corp.	34,469,111
Finance – Other Services – 1.2%
620,522	NYSE Euronext	21,265,289
Food – Miscellaneous/Diversified – 0.6%
167,546	Nestle S.A.**	10,415,956
Hotels and Motels – 0.6%
289,020	Marriott International, Inc. – Class A	10,257,320
Investment Management and Advisory Services – 1.0%
1,057,140	Blackstone Group L.P.	17,506,238
Life and Health Insurance – 0.5%
131,680	AFLAC, Inc.	6,146,822
294,037	Prudential PLC**	3,397,515
		9,544,337
Machinery – Farm – 0.3%
71,915	Deere & Co.	5,929,392
Medical – Biomedical and Genetic – 1.7%
247,078	Celgene Corp.*	14,903,745
353,280	Gilead Sciences, Inc.*	14,629,325
		29,533,070
Medical – Drugs – 2.9%
94,970	Allergan, Inc.	7,906,252
610,029	Bristol-Myers Squibb Co.	17,666,440
149,165	Endo Pharmaceuticals Holdings, Inc.*	5,991,958
490,005	Pfizer, Inc.	10,094,103
97,810	Shire PLC (ADR)**	9,214,680
		50,873,433
Medical – Generic Drugs – 1.0%
671,030	Mylan, Inc.*	16,554,310
Medical – HMO – 0.5%
104,370	Humana, Inc.	8,405,960
Metal – Copper – 0.8%
261,163	Freeport-McMoRan Copper & Gold, Inc. – Class B	13,815,523
Metal Processors and Fabricators – 0.6%
60,915	Precision Castparts Corp.	10,029,655
Non-Hazardous Waste Disposal – 0.3%
119,665	Waste Management, Inc.	4,459,915
Oil – Field Services – 1.5%
95,430	Baker Hughes, Inc.	6,924,401
144,105	Halliburton Co.	7,349,355
132,675	Schlumberger, Ltd. (U.S. Shares)	11,463,120
		25,736,876
Oil Companies – Exploration and Production – 2.2%
475,750	Canadian Natural Resources, Ltd.	19,914,895
171,228	Occidental Petroleum Corp.	17,814,561
		37,729,456
Oil Companies – Integrated – 2.5%
177,130	Chevron Corp.	18,216,049
345,165	Hess Corp.	25,804,536
		44,020,585
Pharmacy Services – 1.1%
346,840	Express Scripts, Inc. – Class A*	18,722,423
Pipelines – 0.6%
246,595	Enterprise Products Partners L.P.	10,655,370
Retail – Major Department Stores – 0.2%
76,880	Nordstrom, Inc.	3,608,747
Semiconductor Equipment – 0.3%
384,280	Applied Materials, Inc.	4,999,483
Super-Regional Banks – 0.9%
588,460	U.S. Bancorp.	15,011,615
Telephone – Integrated – 0.2%
108,009	CenturyLink, Inc.	4,366,804
Television – 1.6%
988,206	CBS Corp. – Class B	28,153,989
Tobacco – 2.3%
462,800	Altria Group, Inc.	12,222,548
424,005	Philip Morris International, Inc.**	28,310,814
		40,533,362
Toys – 1.0%
624,385	Mattel, Inc.	17,164,344
Transportation – Railroad – 2.3%
97,922	Canadian National Railway Co. (U.S. Shares)	7,823,968
301,338	Union Pacific Corp.	31,459,687
		39,283,655
Transportation – Services – 0.4%
145,710	Expeditors International of Washington, Inc.	7,458,895

Total Common Stock (cost $780,532,555)		999,861,227

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Corporate Bonds – 30.5%
Advertising Services – 0.1%
$435,000	WPP Finance UK 5.8750%, 6/15/14**	$477,809

1,760,000	WPP Finance UK 8.0000%, 9/15/14**	2,064,549
		2,542,358
Agricultural Chemicals – 0.4%
3,986,000	CF Industries, Inc. 6.8750%, 5/1/18	4,519,127
1,510,000	CF Industries, Inc. 7.1250%, 5/1/20	1,757,263

1,202,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15(144A)	1,227,523
		7,503,913
Apparel Manufacturers – 0.1%

1,773,000	Hanesbrands, Inc. 3.7695%, 12/15/14‡	1,761,919
Automotive – Cars and Light Trucks – 0.2%
3,081,000	Daimler Finance North America LLC 6.5000%, 11/15/13	3,427,566

581,000	Kia Motors Corp. 3.6250%, 6/14/16(144A)	574,723
		4,002,289
Beverages – Non-Alcoholic – 0.6%
5,831,000	Coca-Cola Co. 0.7500%, 11/15/13	5,801,390
3,964,000	Coca-Cola Co. 1.5000%, 11/15/15	3,891,744

952,000	PepsiCo, Inc. 3.7500%, 3/1/14	1,015,896
		10,709,030
Beverages – Wine and Spirits – 0.4%

6,601,000	Pernod-Ricard S.A. 5.7500%, 4/7/21(144A)	6,891,820
Building – Residential and Commercial – 0.2%
1,063,000	D.R. Horton, Inc. 7.8750%, 8/15/11	1,068,846

1,535,000	MDC Holdings, Inc. 5.3750%, 12/15/14	1,625,800
		2,694,646
Building Products – Cement and Aggregate – 0.3%
865,000	CRH America, Inc. 4.1250%, 1/15/16	884,995
1,595,000	CRH America, Inc. 5.7500%, 1/15/21	1,667,636

2,751,000	Hanson, Ltd. 6.1250%, 8/15/16**	2,902,305
		5,454,936
Cable/Satellite Television – 0.1%

1,816,000	Comcast Corp. 5.1500%, 3/1/20	1,955,271
Chemicals – Diversified – 0.8%
8,792,000	Lyondell Chemical Co. 8.0000%, 11/1/17(144A)	9,781,100

3,077,000	Lyondell Chemical Co. 11.0000%, 5/1/18	3,446,240
		13,227,340
Chemicals – Specialty – 0.2%

3,235,000	Ashland, Inc. 9.1250%, 6/1/17	3,639,375
Coatings and Paint Products – 0.4%
3,185,000	RPM International, Inc. 6.1250%, 10/15/19	3,412,177

2,549,000	Sherwin-Williams Co. 3.1250%, 12/15/14	2,691,828
		6,104,005
Commercial Banks – 2.3%
5,279,000	American Express Bank FSB 5.5000%, 4/16/13	5,647,453
6,673,000	Bank of Montreal 2.6250%, 1/25/16(144A)	6,790,471
2,982,000	CIT Group, Inc. 5.2500%, 4/1/14(144A)	2,967,090
1,845,894	CIT Group, Inc. 7.0000%, 5/1/14	1,868,968
2,448,000	CIT Group, Inc. 6.6250%, 4/1/18(144A)	2,552,040
2,286,000	Credit Suisse New York 5.0000%, 5/15/13**	2,440,108
2,964,000	HSBC Bank USA NA 4.8750%, 8/24/20	2,918,159
3,935,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15**	3,953,475
2,363,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16**	2,383,636
2,902,000	Standard Chartered PLC 3.2000%, 5/12/16(144A),**	2,873,990
3,018,000	SVB Financial Group 5.3750%, 9/15/20	3,032,535

2,804,000	Zions Bancorp. 7.7500%, 9/23/14	3,074,460
		40,502,385
Commercial Services – Finance – 0.4%

6,658,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	7,062,134
Computers – Memory Devices – 0.3%
3,039,000	Seagate Technology 6.3750%, 10/1/11	3,069,390

2,509,000	Seagate Technology 10.0000%, 5/1/14(144A)	2,910,440
		5,979,830
Containers – Metal and Glass – 0.1%

1,599,000	Ball Corp. 5.7500%, 5/15/21	1,602,997
Data Processing and Management – 0.2%
1,964,000	Fiserv, Inc. 3.1250%, 10/1/15	1,987,860
823,000	Fiserv, Inc. 3.1250%, 6/15/16	818,670

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Data Processing and Management – (continued)

$823,000	Fiserv, Inc. 4.7500%, 6/15/21	$818,594
		3,625,124
Diversified Banking Institutions – 2.0%
735,000	Ally Financial, Inc. 6.8750%, 9/15/11	740,512
3,250,000	Bank of America Corp. 3.6250%, 3/17/16	3,259,360
1,745,000	Citigroup, Inc. 5.6250%, 8/27/12	1,822,988
828,000	Citigroup, Inc. 5.5000%, 4/11/13	879,068
5,316,000	Citigroup, Inc. 5.0000%, 9/15/14	5,570,945
1,431,000	Citigroup, Inc. 4.8750%, 5/7/15	1,491,226
664,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	676,130
2,057,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	2,079,335
1,630,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	1,683,211
2,416,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	2,686,964
1,418,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	1,389,169
2,317,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	2,266,802
845,000	Morgan Stanley 5.3000%, 3/1/13	893,425
1,724,000	Morgan Stanley 4.0000%, 7/24/15	1,754,499
1,766,000	Morgan Stanley 3.4500%, 11/2/15	1,749,354
3,763,000	Morgan Stanley 5.6250%, 9/23/19	3,861,399

1,418,000	Morgan Stanley 5.5000%, 7/24/20	1,435,287
		34,239,674
Diversified Financial Services – 1.6%
3,857,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11(144A)	3,924,089
1,105,000	General Electric Capital Corp. 4.8000%, 5/1/13	1,173,372
1,587,000	General Electric Capital Corp. 5.9000%, 5/13/14	1,763,013
7,294,000	General Electric Capital Corp. 6.0000%, 8/7/19	8,076,354
4,451,000	General Electric Capital Corp. 5.5000%, 1/8/20	4,766,567
2,735,000	General Electric Capital Corp. 4.6250%, 1/7/21	2,751,098
5,068,000	General Electric Capital Corp. 5.3000%, 2/11/21	5,273,467

866,000	Hyundai Capital Services, Inc. 4.3750%, 7/27/16(144A)	888,016
		28,615,976
Diversified Minerals – 0.3%
1,161,000	Teck Resources, Ltd. 7.0000%, 9/15/12	1,234,744
1,026,000	Teck Resources, Ltd. 9.7500%, 5/15/14	1,241,955

2,537,000	Teck Resources, Ltd. 10.2500%, 5/15/16	3,031,715
		5,508,414
Diversified Operations – 0.5%
1,617,000	Danaher Corp. 2.3000%, 6/23/16	1,615,711
1,373,000	Danaher Corp. 3.9000%, 6/23/21	1,367,597
5,023,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	5,326,118

540,000	Tyco International Finance S.A. 4.1250%, 10/15/14	574,420
		8,883,846
Diversified Operations – Commercial Services – 0.1%

1,670,000	ARAMARK Corp. 8.5000%, 2/1/15	1,734,712
Electric – Generation – 0%

486,000	AES Corp. 7.7500%, 10/15/15	518,805
Electric – Integrated – 0.9%
1,549,000	CMS Energy Corp. 1.2280%, 1/15/13‡	1,533,510
2,523,000	CMS Energy Corp. 4.2500%, 9/30/15	2,595,037
1,907,000	CMS Energy Corp. 5.0500%, 2/15/18	1,959,818
830,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	832,659
1,161,000	PPL WEM Holdings PLC 3.9000%, 5/1/16(144A),**	1,191,397
1,568,000	Public Service Co. of Colorado 3.2000%, 11/15/20	1,487,549
2,205,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	2,335,293

2,824,000	Xcel Energy, Inc. 4.7000%, 5/15/20	2,936,316
		14,871,579
Electronic Components – Semiconductors – 1.3%
3,246,000	National Semiconductor Corp. 6.1500%, 6/15/12	3,383,673
4,299,000	National Semiconductor Corp. 3.9500%, 4/15/15	4,570,469
2,975,000	National Semiconductor Corp. 6.6000%, 6/15/17	3,501,411
3,203,000	Texas Instruments, Inc. 0.8750%, 5/15/13	3,209,589
2,913,000	Texas Instruments, Inc. 1.3750%, 5/15/14	2,925,173

5,530,000	Texas Instruments, Inc. 2.3750%, 5/16/16	5,531,703
		23,122,018
Electronic Connectors – 0.3%

4,588,000	Amphenol Corp. 4.7500%, 11/15/14	4,998,851

See Notes to Schedule of Investments and Financial Statements.

14 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Electronic Measuring Instruments – 0.1%

$970,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	$987,637
Electronics – Military – 0.7%
7,844,000	L-3 Communications Corp. 6.3750%, 10/15/15	8,059,710
884,000	L-3 Communications Corp. 5.2000%, 10/15/19	915,297

2,735,000	L-3 Communications Corp. 4.7500%, 7/15/20	2,707,683
		11,682,690
Enterprise Software/Services – 0.2%

2,387,000	BMC Software, Inc. 7.2500%, 6/1/18	2,752,347
Finance – Auto Loans – 0.7%
1,544,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	1,567,169
1,666,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	1,743,309
1,350,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	1,481,008
2,102,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	2,234,512
4,667,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	4,651,044

394,000	Hyundai Capital America 3.7500%, 4/6/16(144A)	395,399
		12,072,441
Finance – Consumer Loans – 0.2%

3,230,000	SLM Corp. 6.2500%, 1/25/16	3,351,125
Finance – Credit Card – 0.1%

2,457,000	American Express Co. 6.8000%, 9/1/66‡	2,524,567
Finance – Investment Bankers/Brokers – 1.0%
1,598,000	Jefferies Group, Inc. 3.8750%, 11/9/15	1,623,945
2,913,000	Jefferies Group, Inc. 5.1250%, 4/13/18	2,918,875
2,818,000	Jefferies Group, Inc. 8.5000%, 7/15/19	3,332,809
2,209,000	Lazard Group LLC 7.1250%, 5/15/15	2,485,596
160,000	Lazard Group LLC 6.8500%, 6/15/17	176,455
2,766,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	2,855,497
2,474,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	2,619,602

1,404,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	1,505,115
		17,517,894
Finance – Leasing Companies – 0.4%
3,496,000	International Lease Finance Corp. 5.7500%, 5/15/16	3,442,571

3,523,000	International Lease Finance Corp. 6.2500%, 5/15/19	3,442,207
		6,884,778
Food – Canned – 0%

354,000	Del Monte Foods, Co. 7.6250%, 2/15/19(144A)	357,540
Food – Meat Products – 0.5%
87,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	94,395

7,624,000	Tyson Foods, Inc. 6.8500%, 4/1/16	8,424,520
		8,518,915
Food – Miscellaneous/Diversified – 0.7%
2,434,000	Corn Products International, Inc. 3.2000%, 11/1/15	2,482,439
1,425,000	Corn Products International, Inc. 6.6250%, 4/15/37	1,541,119
483,000	Kellogg Co. 4.2500%, 3/6/13	509,745
1,661,000	Kellogg Co. 3.2500%, 5/21/18	1,670,335
2,022,000	Kraft Foods, Inc. 5.3750%, 2/10/20	2,210,446

2,609,000	Kraft Foods, Inc. 6.5000%, 2/9/40	2,898,009
		11,312,093
Food – Retail – 0.1%

2,159,000	Delhaize Group 5.8750%, 2/1/14	2,368,395
Hotels and Motels – 0.1%
1,220,000	Hyatt Hotels Corp. 5.7500%, 8/15/15(144A)	1,282,720

523,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	579,223
		1,861,943
Investment Management and Advisory Services – 0.5%
1,124,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	1,355,750
916,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	981,924
3,436,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	3,582,030

1,857,000	FMR LLC 6.4500%, 11/15/39(144A)	1,871,557
		7,791,261
Life and Health Insurance – 0%

540,000	Prudential Financial, Inc. 4.7500%, 6/13/15	577,567
Linen Supply & Related Items – 0.1%
1,167,000	Cintas Corp. No. 2 2.8500%, 6/1/16	1,176,137

1,211,000	Cintas Corp. No. 2 4.3000%, 6/1/21	1,210,163
		2,386,300
Medical – Biomedical and Genetic – 0.2%
509,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	564,990
1,026,000	Genzyme Corp. 3.6250%, 6/15/15	1,086,158

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 15

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Medical – Biomedical and Genetic – (continued)

$1,281,000	Genzyme Corp. 5.0000%, 6/15/20	$1,375,676
		3,026,824
Medical – HMO – 0%

406,000	Health Care Service Corp. 4.7000%, 1/15/21(144A)	416,693
Medical – Hospitals – 0.2%

3,284,000	HCA, Inc. 9.2500%, 11/15/16	3,485,145
Medical Instruments – 0.3%
814,000	Boston Scientific Corp. 4.5000%, 1/15/15	858,259
2,494,000	Boston Scientific Corp. 6.0000%, 1/15/20	2,699,885

1,659,000	Boston Scientific Corp. 7.0000%, 11/15/35	1,776,751
		5,334,895
Medical Products – 0.1%

1,991,000	CareFusion Corp. 4.1250%, 8/1/12	2,052,163
Money Center Banks – 0.1%
1,206,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16**	1,233,462

965,000	Lloyds TSB Bank PLC 6.3750%, 1/21/21**	1,004,618
		2,238,080
Mortgage Banks – 0.2%
1,692,000	Abbey National Treasury Services PLC 0%, 4/25/14‡,**	1,681,902

1,802,000	Abbey National Treasury Services PLC 4.0000%, 4/27/16**	1,788,146
		3,470,048
Multi-Line Insurance – 0.8%
2,035,000	American International Group, Inc. 5.4500%, 5/18/17	2,125,383
6,536,000	American International Group, Inc. 6.4000%, 12/15/20	7,035,252
1,985,000	MetLife, Inc. 2.3750%, 2/6/14	2,022,755
1,040,000	MetLife, Inc. 6.7500%, 6/1/16	1,210,513

1,190,000	MetLife, Inc. 7.7170%, 2/15/19	1,440,402
		13,834,305
Oil and Gas Drilling – 0.5%
1,211,000	Ensco PLC 3.2500%, 3/15/16**	1,229,595
2,019,000	Ensco PLC 4.7000%, 3/15/21**	2,039,560

4,651,000	Nabors Industries, Inc. 5.0000%, 9/15/20	4,706,049
		7,975,204
Oil Companies – Exploration and Production – 0.2%

3,969,000	Forest Oil Corp. 8.0000%, 12/15/11	4,068,225
Oil Companies – Integrated – 0.5%
3,429,000	BP Capital Markets PLC 3.1250%, 10/1/15**	3,520,537
1,562,000	BP Capital Markets PLC 4.5000%, 10/1/20**	1,592,918
1,669,000	Petrobras International Finance Co. 3.8750%, 1/27/16	1,699,573

2,070,000	Petrobras International Finance Co. 5.3750%, 1/27/21	2,125,495
		8,938,523
Oil Refining and Marketing – 0.3%
193,000	Frontier Oil Corp. 8.5000%, 9/15/16	206,510
1,891,000	Motiva Enterprises LLC 5.7500%, 1/15/20(144A)	2,096,620

2,462,000	NuStar Logistics L.P. 4.8000%, 9/1/20	2,482,186
		4,785,316
Paper and Related Products – 0.2%

4,228,000	Georgia-Pacific LLC 5.4000%, 11/1/20(144A)	4,308,890
Pharmacy Services – 0.1%

1,721,000	Express Scripts, Inc. 3.1250%, 5/15/16	1,731,605
Pipelines – 1.2%
1,206,000	Buckeye Partners L.P. 4.8750%, 2/1/21	1,216,695
1,990,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	2,002,644
462,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	517,185
2,020,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	1,976,227
681,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	758,753
3,734,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	3,888,027
2,801,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	2,938,002
719,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	904,516
2,412,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	2,452,640
1,460,000	TC Pipelines L.P. 4.6500%, 6/15/21	1,452,160
2,153,000	Western Gas Partners L.P. 5.3750%, 6/1/21	2,217,052

915,000	Williams Partners L.P. 3.8000%, 2/15/15	958,458
		21,282,359
Property and Casualty Insurance – 0.1%

1,200,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	1,266,654
Publishing – Newspapers – 0%
318,000	Gannett Co., Inc. 6.3750%, 9/1/15(144A)	329,130

See Notes to Schedule of Investments and Financial Statements.

16 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Publishing – Newspapers – (continued)

$412,000	Gannett Co., Inc. 7.1250%, 9/1/18(144A)	$413,545
		742,675
Publishing – Periodicals – 0.2%

3,174,000	United Business Media, Ltd. 5.7500%, 11/3/20(144A)	3,153,623
Real Estate Management/Services – 0.1%

1,421,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	1,460,077
Real Estate Operating/Development – 0.1%

1,932,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,958,911
Reinsurance – 0.3%
2,719,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	2,789,857

2,728,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	2,843,266
		5,633,123
REIT – Diversified – 0.4%
1,246,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20(144A)	1,282,717

5,044,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21(144A)	5,178,574
		6,461,291
REIT – Health Care – 0.3%
1,176,000	Senior Housing Properties Trust 6.7500%, 4/15/20	1,255,419
784,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	809,996

2,529,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	2,663,639
		4,729,054
REIT – Hotels – 0.3%
2,938,000	Host Hotels & Resorts, Inc. 6.7500%, 6/1/16	3,033,485

2,915,000	Host Hotels & Resorts, Inc. 5.8750%, 6/15/19(144A)	2,918,644
		5,952,129
REIT – Office Property – 0.4%
927,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	993,169

4,450,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	5,098,147
		6,091,316
REIT – Regional Malls – 0.7%
8,231,000	Rouse Co. L.P. 6.7500%, 5/1/13(144A)	8,508,796

4,171,000	Rouse Co. L.P. 6.7500%, 11/9/15	4,301,344
		12,810,140
REIT – Shopping Centers – 0.1%

1,219,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	1,201,634
Resorts and Theme Parks – 0.1%

1,688,000	Vail Resorts, Inc. 6.5000%, 5/1/19(144A)	1,696,440
Retail – Apparel and Shoe – 0.1%

815,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	872,050
Retail – Computer Equipment – 0%

288,000	GameStop Corp. 8.0000%, 10/1/12	292,320
Retail – Regional Department Stores – 0.6%
1,505,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	1,601,540
3,135,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	3,448,418
3,050,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	3,423,817

1,425,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	1,577,065
		10,050,840
Retail – Restaurants – 0.2%

3,312,000	Brinker International 5.7500%, 6/1/14	3,519,122
Shipbuilding – 0.1%
658,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18(144A)	674,450

630,000	Huntington Ingalls Industries, Inc. 7.1250%, 3/15/21(144A)	652,050
		1,326,500
Super-Regional Banks – 0.4%
1,211,000	KeyCorp 5.1000%, 3/24/21	1,233,395
906,000	PNC Funding Corp. 3.6250%, 2/8/15	954,250
1,612,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	1,627,640

3,288,000	Wells Fargo & Co. 4.6000%, 4/1/21	3,306,255
		7,121,540
Telephone – Integrated – 0.7%
1,032,000	CenturyLink, Inc. 5.1500%, 6/15/17	1,033,695
990,000	CenturyLink, Inc. 7.6000%, 9/15/39	952,261
871,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	884,065
6,846,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	7,350,892

1,431,000	Sprint Capital Corp. 8.3750%, 3/15/12	1,488,240
		11,709,153
Television – 0.2%

2,516,000	CBS Corp. 8.2000%, 5/15/14	2,945,708
Transportation – Railroad – 0.4%
1,228,163	CSX Corp. 8.3750%, 10/15/14	1,438,585

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 17

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Transportation – Railroad – (continued)

$2,482,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	$2,692,970
1,067,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20(144A)	1,109,680
978,000	Kansas City Southern de Mexico S.A. de C.V. 6.1250%, 6/15/21(144A)	978,000

420,000	Kansas City Southern Railway 13.0000%, 12/15/13	488,250
		6,707,485
Transportation – Services – 0.1%
514,000	Asciano Finance, Ltd. 3.1250%, 9/23/15(144A)	507,146

847,000	Ryder System, Inc. 3.6000%, 3/1/16	867,852
		1,374,998
Transportation – Truck – 0.2%

2,990,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	3,019,888

Total Corporate Bonds (cost $509,196,837)		529,745,686

Preferred Stock – 0.2%
Diversified Financial Services – 0.1%
94,230	Citigroup Capital, 7.8750%	2,617,709
Food – Miscellaneous/Diversified – 0.1%
10	H.J. Heinz Finance Co., 8.0000% (144A)	1,083,125

Total Preferred Stock (cost $3,483,602)		3,700,834

U.S. Government Agency Notes – 2.3%
	Fannie Mae:
$838,109	5.0000%, 11/1/33	895,733
1,598,584	5.0000%, 12/1/33	1,709,744
869,514	5.0000%, 2/1/34	929,977
1,727,136	5.5000%, 5/1/35	1,878,051
6,976,072	5.5000%, 5/1/37	7,589,994
1,140,932	5.5000%, 3/1/38	1,241,338
882,101	4.5000%, 10/1/40	913,931
828,239	5.0000%, 3/1/41	885,314
2,416,240	4.5000%, 4/1/41	2,510,977
1,608,188	5.0000%, 4/1/41	1,711,974
2,071,177	5.0000%, 4/1/41	2,207,432
	Freddie Mac:
1,507,911	5.0000%, 1/1/19	1,629,500
3,711,000	6.0000%, 1/1/38	4,091,041
871,725	5.5000%, 5/1/38	947,487
2,417,094	5.5000%, 10/1/39	2,627,164
1,790,953	4.5000%, 1/1/41	1,852,919
2,426,387	4.5000%, 5/1/41	2,517,732
4,118,037	5.0000%, 5/1/41	4,386,955

Total U.S. Government Agency Notes (cost $40,726,821)		40,527,263

U.S. Treasury Notes/Bonds – 5.1%
	U.S. Treasury Notes/Bonds:
6,835,000	0.6250%, 7/31/12	6,863,023
2,790,000	1.3750%, 9/15/12	2,826,619
2,850,000	1.1250%, 6/15/13	2,886,851
2,660,000	1.0000%, 7/15/13	2,688,276
3,231,000	0.7500%, 8/15/13	3,248,163
632,000	2.7500%, 10/31/13	663,600
4,316,000	1.7500%, 1/31/14	4,435,700
10,045,000	2.2500%, 1/31/15	10,452,295
3,364,899	0.5000%, 4/15/15ÇÇ	3,509,485
6,786,000	1.7500%, 5/31/16	6,796,586
3,550,000	2.3750%, 5/31/18	3,531,149
34,122,000	3.1250%, 5/15/21	34,026,117
3,776,000	4.7500%, 2/15/41	4,013,771
3,440,000	4.3750%, 5/15/41	3,434,634

Total U.S. Treasury Notes/Bonds (cost $89,420,425)		89,376,269

Money Market – 1.3%
22,654,000	Janus Cash Liquidity Fund LLC, 0% (cost $22,654,000)	22,654,000

Total Investments (total cost $1,479,050,336) – 99.0%		1,719,081,854

Cash, Receivables and Other Assets, net of Liabilities – 1.0%		17,224,781

Net Assets – 100%		$1,736,306,635

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$8,195,960	0.5%
Belgium	2,368,395	0.1%
Brazil	10,399,209	0.6%
Canada	43,925,775	2.5%
Cayman Islands	9,804,898	0.6%
France	6,891,820	0.4%
Germany	13,035,396	0.8%
India	9,625,825	0.6%
Jersey	9,214,680	0.5%
Luxembourg	5,900,538	0.3%
Mexico	4,780,650	0.3%
Netherlands	7,550,113	0.4%
Netherlands Antilles	11,463,120	0.7%
South Korea	1,462,739	0.1%
Switzerland	46,544,128	2.7%
United Kingdom	44,883,721	2.6%
United States††	1,483,034,887	86.3%

Total	$1,719,081,854	100.0%

††	Includes Cash Equivalents (85.0% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

18 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Swiss Franc 8/18/11	290,000	$345,134	$1,491

HSBC Securities (USA), Inc.: Swiss Franc 8/25/11	7,400,000	8,807,311	(47,634)

JPMorgan Chase & Co.:
British Pound 8/18/11	2,420,000	3,880,963	(8,334)
Euro 8/25/11	3,800,000	6,093,485	(9,590)
Japanese Yen 8/4/11	1,000,000	1,604,014	27,446

		11,578,462	9,522

Total		$20,730,907	$(36,621)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 19

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2011 (unaudited)	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,479,050
Unaffiliated investments at value	$1,696,428
Affiliated investments at value	22,654
Cash	1
Receivables:
Investments sold	16,369
Portfolio shares sold	709
Dividends	1,716
Foreign dividend tax reclaim	142
Interest	7,351
Non-interested Trustees’ deferred compensation	45
Other assets	25
Forward currency contracts	29
Total Assets	1,745,469
Liabilities:
Payables:
Investments purchased	7,492
Portfolio shares repurchased	478
Dividends	–
Advisory fees	772
Distribution fees and shareholder servicing fees	161
Non-interested Trustees’ fees and expenses	14
Non-interested Trustees’ deferred compensation fees	45
Accrued expenses and other payables	134
Forward currency contracts	66
Total Liabilities	9,162
Net Assets	$1,736,307
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,423,794
Undistributed net investment income*	5,988
Undistributed net realized gain from investment and foreign currency transactions*	66,523
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	240,002
Total Net Assets	$1,736,307
Net Assets - Institutional Shares	$938,200
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	33,481
Net Asset Value Per Share	$28.02
Net Assets - Service Shares	$798,107
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,336
Net Asset Value Per Share	$29.20

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

20 | JUNE 30, 2011

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2011 (unaudited)	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$16,332
Dividends	10,921
Dividends from affiliates	11
Fee income	10
Foreign tax withheld	(235)
Total Investment Income	27,039
Expenses:
Advisory fees	4,752
Shareholder reports expense	31
Transfer agent fees and expenses	1
Registration fees	6
Professional fees	20
Non-interested Trustees’ fees and expenses	22
Custodian fees	10
Distribution fees and shareholder servicing fees - Service Shares	978
Other expenses	42
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	5,862
Expense and Fee Offset	–
Net Expenses	5,862
Net Investment Income	21,177
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	68,497
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,614
Net Gain on Investments	76,111
Net Increase in Net Assets Resulting from Operations	$97,288

See Notes to Financial Statements.

Janus Aspen Series | 21

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$21,177	$44,215
Net realized gain from investment and foreign currency transactions	68,497	108,075
Net realized gain/(loss) from futures contracts	–	(556)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,614	(18,602)
Net Increase in Net Assets Resulting from Operations	97,288	133,132
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(12,748)	(26,865)
Service Shares	(9,657)	(18,312)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(47,125)	–
Service Shares	(38,544)	–
Net Decrease from Dividends and Distributions	(108,074)	(45,177)
Capital Share Transactions:
Shares Sold
Institutional Shares	17,861	25,642
Service Shares	74,943	145,979
Reinvested Dividends and Distributions
Institutional Shares	59,873	26,865
Service Shares	48,201	18,312
Shares Repurchased
Institutional Shares	(89,450)	(167,272)
Service Shares	(84,523)	(103,692)
Net Increase/(Decrease) from Capital Share Transactions	26,905	(54,166)
Net Increase in Net Assets	16,119	33,789
Net Assets:
Beginning of period	1,720,188	1,686,399
End of period	$1,736,307	$1,720,188

Undistributed Net Investment Income*	$5,988	$7,216

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

22 | JUNE 30, 2011

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2011 (unaudited) and each fiscal	Janus Aspen Balanced Portfolio
year ended December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$28.30	$26.88	$22.90	$30.04	$27.89	$25.74
Income from Investment Operations:
Net investment income	.39	.81	.78	.81	.82	.61
Net gain/(loss) on investments (both realized and unrealized)	1.24	1.39	4.91	(5.23)	2.09	2.12
Total from Investment Operations	1.63	2.20	5.69	(4.42)	2.91	2.73
Less Distributions:
Dividends (from net investment income)*	(.41)	(.78)	(.75)	(.74)	(.76)	(.58)
Distributions (from capital gains)*	(1.50)	–	(.96)	(1.98)	–	–
Total Distributions	(1.91)	(.78)	(1.71)	(2.72)	(.76)	(.58)
Net Asset Value, End of Period	$28.02	$28.30	$26.88	$22.90	$30.04	$27.89
Total Return**	5.80%	8.39%	25.89%	(15.81)%	10.50%	10.72%
Net Assets, End of Period (in thousands)	$938,200	$955,585	$1,020,287	$926,938	$1,335,428	$1,475,350
Average Net Assets for the Period (in thousands)	$953,207	$970,582	$946,559	$1,150,680	$1,417,947	$1,554,032
Ratio of Gross Expenses to Average Net Assets***	0.57%	0.58%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Expenses to Average Net Assets***	0.57%	0.58%	0.57%	0.57%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets***	2.56%	2.74%	3.03%	2.77%	2.54%	2.04%
Portfolio Turnover Rate***	116%	90%	169%	120%	54%	52%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Balanced Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$29.42	$27.93	$23.76	$31.07	$28.83	$26.61
Income from Investment Operations:
Net investment income	.36	.71	.73	.72	.70	.49
Net gain/(loss) on investments (both realized and unrealized)	1.30	1.51	5.11	(5.37)	2.24	2.27
Total from Investment Operations	1.66	2.22	5.84	(4.65)	2.94	2.76
Less Distributions:
Dividends (from net investment income)*	(.38)	(.73)	(.71)	(.68)	(.70)	(.54)
Distributions (from capital gains)*	(1.50)	–	(.96)	(1.98)	–	–
Total Distributions	(1.88)	(.73)	(1.67)	(2.66)	(.70)	(.54)
Net Asset Value, End of Period	$29.20	$29.42	$27.93	$23.76	$31.07	$28.83
Total Return**	5.68%	8.12%	25.53%	(16.00)%	10.25%	10.46%
Net Assets, End of Period (in thousands)	$798,107	$764,603	$666,112	$479,208	$579,181	$509,087
Average Net Assets for the Period (in thousands)	$789,104	$705,784	$554,206	$542,837	$545,997	$515,319
Ratio of Gross Expenses to Average Net Assets***	0.82%	0.83%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Expenses to Average Net Assets***	0.82%	0.83%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets***	2.32%	2.49%	2.77%	2.53%	2.27%	1.79%
Portfolio Turnover Rate***	116%	90%	169%	120%	54%	52%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 23

Notes to Schedule of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Aggregate Bond Index (45%).

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2011 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$94,846,333	5.5%

24 | JUNE 30, 2011

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$18,496,087	$–

Bank Loans	–	14,720,488	–

Common Stock
Agricultural Chemicals	–	13,101,168	–
Commercial Banks	19,789,089	31,573,341	–
Diversified Banking Institutions	33,521,360	13,604,518	–
Food – Miscellaneous/Diversified	–	10,415,956	–
Life and Health Insurance	6,146,822	3,397,515	–
Medical – Drugs	41,658,753	9,214,680	–
All Other	817,438,025	–	–

Corporate Bonds	–	529,745,686	–

Preferred Stock	–	3,700,834	–

U.S. Government Agency Notes	–	40,527,263	–

U.S. Treasury Notes/Bonds	–	89,376,269	–

Money Market	–	22,654,000	–

Total Investments in Securities	$918,554,049	$800,527,805	$–

Other Financial Instruments(b):	$–	$(36,621)	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$107,319,530

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2011.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

26 | JUNE 30, 2011

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used

28 | JUNE 30, 2011

as of June 30, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Balanced Portfolio	$18,372,959	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

(“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

30 | JUNE 30, 2011

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$28,937	Forward currency contracts	$65,558

Total		$28,937		$65,558

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(2,299,347)	$(2,299,347)

Total	$–	$–	$–	$(2,299,347)	$(2,299,347)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$387,539	$387,539

Total	$–	$–	$–	$387,539	$387,539

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended June 30, 2011 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$15,679,062	2.9400% - 6.7500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market

32 | JUNE 30, 2011

conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized

Janus Aspen Series | 33

Notes to Financial Statements (unaudited) (continued)

debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the period.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities

34 | JUNE 30, 2011

sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred

Janus Aspen Series | 35

Notes to Financial Statements (unaudited) (continued)

compensation expenses for the period ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2011.

For the period ended June 30, 2011, Janus Capital assumed $13,425 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $28,531 was paid by the Trust during the period ended June 30, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	$355,801,284	$(353,264,195)	$10,812	$22,654,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

36 | JUNE 30, 2011

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Balanced Portfolio	$1,480,913,754	$252,497,389	$(14,329,289)	$238,168,100

6.	Capital Share Transactions

For the six-month period ended June 30, 2011 (unaudited)	Janus Aspen Balanced
and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	610	946
Reinvested dividends and distributions	2,150	1,007
Shares repurchased	(3,043)	(6,150)
Net Increase/(Decrease) in Portfolio Shares	(283)	(4,197)
Shares Outstanding, Beginning of Period	33,764	37,961
Shares Outstanding, End of Period	33,481	33,764
Transactions in Portfolio Shares – Service Shares
Shares sold	2,458	5,148
Reinvested dividends and distributions	1,661	660
Shares repurchased	(2,772)	(3,671)
Net Increase/(Decrease) in Portfolio Shares	1,347	2,137
Shares Outstanding, Beginning of Period	25,989	23,852
Shares Outstanding, End of Period	27,336	25,989

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$724,819,200	$789,642,946	$265,857,369	$274,250,923

8.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

Janus Aspen Series | 37

Notes to Financial Statements (unaudited) (continued)

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on the Portfolio’s financial position or the results of its operations.

10.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Portfolio that it incurs for providing administration services to the Portfolio (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

38 | JUNE 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

40 | JUNE 30, 2011

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

Janus Aspen Series | 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | JUNE 30, 2011

Notes

Janus Aspen Series | 43

Notes

44 | JUNE 30, 2011

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-107	109-24-81113 08-11

SEMIANNUAL REPORT

June 30, 2011

Janus Aspen Series

Janus Aspen Enterprise Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

Portfolio Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the six months ended June 30, 2011, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 6.59% and 6.47%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned 9.59%. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

Economic Overview

U.S. equity markets began 2011 on a bullish note as strong corporate earnings and economic data lifted investor confidence. However, unrest in the Middle East, the tragic natural disaster in Japan and softening economic data in the U.S. all resulted in pressure on equities later in the period. The housing market remained weak while the unemployment rate rose to over 9%, raising concerns that economic growth has hit a soft patch. Despite these pressures, equities finished the period higher, largely due to gains achieved in the first three months of the year.

Asset Class Overview

Mid-cap and large-cap stocks outperformed small-caps during the period, while growth significantly outperformed value in the mid-cap space. Within our index, the Russell Midcap Growth Index, consumer staples, utilities and health care were the strongest performing sectors, while telecommunications, industrials and energy were the weakest relative performers.

Strategy Overview

While the Portfolio is driven by bottom up stock selection, it’s important to consider some of the macro forces at work. Economic data points have slowed in recent months and non-farm jobs growth has stalled. Overheating in emerging markets has resulted in higher interest rates and cost of capital, and the Federal Reserve’s second quantitative easing program (QE2) has wound down, removing an important source of liquidity in the marketplace. The removal of QE2 may result in upward pressure on Treasury yields, raising financing costs and potentially slowing growth. Overall, we think there is upside risk to yields and downside risk to economic growth. Correlations rose in this environment as stocks traded around macro news more than company fundamentals, challenging performance for our strategy. We’re still comfortable with our holdings in this environment, but we’re being a bit more defensive and are emphasizing what we believe are higher quality companies.

In terms of positioning, we are continuing to minimize exposure to certain sectors while emphasizing others. The Portfolio is significantly underweight consumer-discretionary stocks due to our concerns about the maturity of various retail concepts and the growing threat from online distribution, which we think will be a powerful headwind for many companies. Traditional retailing is a high fixed-cost business with a lot of invested capital, long-term leases and buying commitments; if sales disappoint, the deleveraging effect can be profound. We prefer to focus on companies with high operating margins and variable cost structures. Within consumer discretionary (and to some extent staples) companies that meet our criteria tend to trade at exceptionally high valuations that are outside our comfort zone.

One of our largest overweights is in health care and we’re excited about our positions in the sector. We have identified several innovative companies that are solving unmet medical needs. Those kinds of companies can deliver open-end, high-return growth, in our view, and benefit from aging populations in the West and emerging demand in the East. The sector is unloved and valuations are generally attractive. Our emphasis is on biotechnology companies, device makers and life sciences tool providers, while we are underweight health care services, which don’t meet our criteria of high-return growth and innovation.

Another theme we like is industrial information services. With the proliferation of data, companies that can provide

2 | JUNE 30, 2011

(unaudited)

insight and simplicity around information have opportunities for long-term growth. These companies often offer targeted solutions for individual industries and once they have a contract, they become embedded in corporate work processes. This can create significant barriers to entry that allows them to earn high returns over long periods. Valuations also look reasonable.

Our top individual detractor was Li & Fung. Revenue growth and margins were weaker than expected for the Hong Kong-based sourcing company. However, we’re confident that revenue growth will re-accelerate as inflation picks up. As the cost of goods rises, Li & Fung should be able to pass on higher pricing to customers in the trading segment of its business. Given its scale and knowledge in the sourcing business we think the company will maintain its competitive advantage. Wal-Mart is an emerging customer and we’re confident that the relationship will be profitable long-term.

Lamar Advertising was another key detractor. Shares of the company declined on concerns that local advertising has not rebounded sharply and that companies such as Groupon are taking share in the local ad market. Even with Groupon’s growth, we believe it has taken only a small fraction of local ad dollars. We think that Lamar has an irreplaceable network of billboards and that its business will accelerate when the economy rebounds. In addition, the company has cut costs and closed unprofitable locations, which should drive profitability when its end markets recover.

Crown Castle was weak. This wireless tower company came under pressure due to concerns over consolidation among wireless carriers. Wireless carriers will continue to upgrade their networks, we believe, resulting in growing demand for tower space. We continue to feel strongly that Crown Castle will be able to improve free cash flow, generate strong returns on invested capital and create value over time.

Among our individual contributors, Valeant Pharmaceuticals was our top performer. We believe management has transformed the specialty pharmaceutical company by improving margins, incentives and the company’s growth profile. Valeant has a strong and growing presence in two key emerging markets, Latin America and Eastern Europe, and it has demonstrated an ability to make value-enhancing acquisitions.

Atmel continued to perform well. The semiconductor company has benefited from a restructuring program and success in its micro-controller business. In addition, the company’s touch platform has proven to be among the best for tablets, a new significant growth market within technology.

Copart was also a key contributor. This online provider for vehicle auctions has strong competitive advantages and a long duration growth profile in our view. We like the company’s shareholder-friendly management team and incentive structure.

Outlook

Valuations in our space remain attractive. We still see profound disconnections in the value of growth stocks, which tend to have higher operating margins and cleaner balance sheets, relative to the market. Companies with higher growth rates, stronger balance sheets and higher returns on capital deserve to trade at a material P/E premium to companies with lower growth rates, more levered balance sheets and lower returns on capital. Yet the multiple differential between high growers and low growers remains at one of the narrowest levels in recent decades. If we hit a macroeconomic speed bump or if companies begin competing away record profit margins, then higher growth, higher quality equities could outperform.

We continue to keep an eye on the complex developments in the macro economy. However, we still believe that our greatest value-added to our investors and clients is in our ability to pick winning companies and stocks. By investing in high-return growth companies at valuations that we think are very reasonable relative to lower growth, lower return companies, we should be able to deliver good risk-adjusted returns. The Janus research team is focused on finding those individual company opportunities.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Valeant Pharmaceuticals International, Inc.	0.73%
Dresser-Rand Group, Inc.	0.59%
Atmel Corp.	0.50%
Copart, Inc.	0.39%
Gen-Probe, Inc.	0.37%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–0.90%
Lamar Advertising Co. – Class A	–0.36%
Crown Castle International Corp.	–0.31%
Staples, Inc.	–0.24%
Masimo Corp.	–0.17%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	3.09%	21.45%	13.46%
Industrials	2.12%	24.15%	15.75%
Information Technology	2.09%	26.47%	23.11%
Energy	0.53%	6.43%	6.21%
Materials	0.31%	3.00%	6.97%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–1.18%	6.63%	19.97%
Telecommunication Services	–0.31%	3.99%	1.75%
Financials	–0.20%	6.96%	7.19%
Utilities	0.00%	0.00%	0.29%
Consumer Staples	0.08%	0.92%	5.30%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Crown Castle International Corp. Wireless Equipment	3.8%
Verisk Analytics, Inc. Commercial Services – Finance	3.0%
IHS, Inc. – Class A Computer Services	2.9%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.8%
Varian Medical Systems, Inc. Medical Products	2.6%

15.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of December 31, 2010

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011						Expense Ratios – per the May 1, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	6.59%	39.61%	8.12%	5.13%	9.85%	0.68%

Janus Aspen Enterprise Portfolio – Service Shares	6.47%	39.23%	7.86%	4.87%	9.57%	0.93%

Russell Midcap® Growth Index	9.59%	43.25%	6.28%	5.52%	8.98%

Lipper Quartile – Institutional Shares	–	2nd	2nd	2nd	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Multi-Cap Growth Funds	–	39/108	21/79	13/45	3/7

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

6 | JUNE 30, 2011

(unaudited)

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,065.90	$3.38

Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,064.70	$4.66

Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

†	Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.91% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares		Value

Common Stock – 97.0%
Advertising Sales – 0.7%
160,201	Lamar Advertising Co. – Class A*	$4,384,701
Aerospace and Defense – 1.0%
71,625	TransDigm Group, Inc.*	6,531,484
Agricultural Chemicals – 2.3%
249,420	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	14,214,446
Airlines – 1.2%
260,428	Ryanair Holdings PLC (ADR)**	7,640,958
Apparel Manufacturers – 0.6%
29,529	Polo Ralph Lauren Corp.	3,915,841
Auction House – Art Dealer – 2.4%
556,800	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	15,306,432
Commercial Services – 0.7%
76,045	CoStar Group, Inc.*	4,507,948
Commercial Services – Finance – 4.6%
196,760	Global Payments, Inc.	10,034,760
545,600	Verisk Analytics, Inc.*	18,888,672
		28,923,432
Computer Aided Design – 0.4%
48,765	ANSYS, Inc.*	2,665,983
Computer Services – 2.9%
221,205	IHS, Inc. – Class A*	18,452,921
Computers – 0.5%
9,203	Apple, Inc.*	3,089,171
Consulting Services – 1.4%
220,039	Gartner, Inc.*	8,865,371
Containers – Metal and Glass – 0.7%
120,582	Ball Corp.	4,637,584
Decision Support Software – 2.5%
419,100	MSCI, Inc.*	15,791,688
Diagnostic Equipment – 1.4%
129,582	Gen-Probe, Inc.*	8,960,595
Diagnostic Kits – 0.6%
46,925	Idexx Laboratories, Inc.*	3,639,503
Distribution/Wholesale – 4.7%
255,000	Fastenal Co.	9,177,450
7,049,720	Li & Fung, Ltd.	14,178,941
39,305	W.W. Grainger, Inc.	6,039,213
		29,395,604
Educational Software – 0.7%
103,085	Blackboard, Inc.*	4,472,858
Electric Products – Miscellaneous – 1.0%
135,592	AMETEK, Inc.	6,088,081
Electronic Components – Miscellaneous – 2.7%
638,200	Flextronics International, Ltd.*	4,097,244
351,875	TE Connectivity, Ltd. (U.S. Shares)	12,934,925
		17,032,169
Electronic Components – Semiconductors – 2.2%
1,316,106	ON Semiconductor Corp.*	13,779,630
Electronic Connectors – 2.2%
260,670	Amphenol Corp. – Class A	14,073,573
Electronic Forms – 1.0%
195,930	Adobe Systems, Inc.*	6,161,999
Entertainment Software – 0.5%
144,545	Electronic Arts, Inc.*	3,411,262
Finance – Investment Bankers/Brokers – 0.8%
150,038	LPL Investment Holdings, Inc.*	5,132,800
Instruments – Controls – 2.3%
28,010	Mettler-Toledo International, Inc.*	4,724,447
255,802	Sensata Technologies Holding N.V.*	9,630,945
		14,355,392
Instruments – Scientific – 2.2%
106,721	Thermo Fisher Scientific, Inc.*	6,871,765
74,680	Waters Corp.*	7,149,863
		14,021,628
Insurance Brokers – 0.9%
111,680	AON Corp.	5,729,184
Investment Management and Advisory Services – 1.9%
150,559	Eaton Vance Corp.	4,551,399
116,556	T. Rowe Price Group, Inc.	7,032,989
		11,584,388
Machinery – General Industrial – 1.2%
91,115	Roper Industries, Inc.	7,589,879
Medical – Biomedical and Genetic – 4.8%
231,480	Celgene Corp.*,**	13,962,874
132,762	Gilead Sciences, Inc.*	5,497,675
268,110	Incyte Corp., Ltd.*	5,078,003
104,975	Vertex Pharmaceuticals, Inc.*	5,457,650
		29,996,202
Medical – Drugs – 1.4%
165,847	Valeant Pharmaceuticals International, Inc.	8,617,410
Medical Information Systems – 1.0%
146,990	athenahealth, Inc.*	6,041,289
Medical Instruments – 3.4%
318,780	St. Jude Medical, Inc.	15,199,430
72,250	Techne Corp.	6,023,483
		21,222,913
Medical Products – 4.4%
154,890	Henry Schein, Inc.*	11,088,575
238,970	Varian Medical Systems, Inc.*	16,732,679
		27,821,254
Metal Processors and Fabricators – 1.4%
52,170	Precision Castparts Corp.	8,589,790
Networking Products – 0.5%
98,390	Juniper Networks, Inc.*	3,099,285
Oil Companies – Exploration and Production – 1.3%
173,600	Ultra Petroleum Corp. (U.S. Shares)*	7,950,880
Oil Field Machinery and Equipment – 2.8%
321,355	Dresser-Rand Group, Inc.*	17,272,831
Patient Monitoring Equipment – 1.1%
234,991	Masimo Corp.	6,974,533
Pharmacy Services – 0.2%
39,901	Omnicare, Inc.	1,272,443
Pipelines – 1.6%
148,115	Kinder Morgan Management LLC*	9,714,863

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares		Value

Printing – Commercial – 2.3%
294,956	VistaPrint N.V. (U.S. Shares)*	$14,113,645
Retail – Automobile – 2.0%
264,110	Copart, Inc.*	12,307,526
Retail – Bedding – 0.8%
81,416	Bed Bath & Beyond, Inc.*	4,752,252
Retail – Petroleum Products – 1.0%
172,900	World Fuel Services Corp.	6,212,297
Retail – Regional Department Stores – 0.6%
81,070	Kohl’s Corp.	4,054,311
Retail – Restaurants – 0.4%
129,165	Arcos Dorados Holdings, Inc.	2,724,090
Semiconductor Components/Integrated Circuits – 2.5%
1,103,750	Atmel Corp.*	15,529,762
Semiconductor Equipment – 2.6%
151,810	ASML Holdings N.V. (U.S. Shares)	5,610,898
260,007	KLA-Tencor Corp.	10,525,083
		16,135,981
Telecommunication Equipment – Fiber Optics – 0.6%
222,315	Corning, Inc.	4,035,017
Telecommunication Services – 1.9%
392,514	Amdocs, Ltd. (U.S. Shares)*	11,928,500
Transactional Software – 1.4%
144,600	Solera Holdings, Inc.	8,554,536
Transportation – Services – 2.9%
145,855	C.H. Robinson Worldwide, Inc.	11,499,208
133,432	Expeditors International of Washington, Inc.	6,830,384
		18,329,592
Transportation – Truck – 1.1%
148,340	Landstar System, Inc.	6,894,843
Vitamins and Nutrition Products – 1.0%
91,915	Mead Johnson Nutrition Co. – Class A	6,208,858
Wireless Equipment – 3.8%
587,395	Crown Castle International Corp.*	23,959,842

Total Common Stock (cost $383,473,842)		608,671,250

Money Market – 2.1%
12,878,233	Janus Cash Liquidity Fund LLC, 0% (cost $12,878,233)	12,878,233

Total Investments (total cost $396,352,075) – 99.1%		621,549,483

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		5,703,745

Net Assets – 100%		$627,253,228

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$14,178,941	2.3%
Canada	46,089,168	7.4%
Guernsey	11,928,500	1.9%
Ireland	7,640,958	1.2%
Netherlands	29,355,488	4.7%
Singapore	4,097,244	0.7%
Switzerland	12,934,925	2.1%
United States††	492,600,169	79.3%
Virgin Islands (British)	2,724,090	0.4%

Total	$621,549,483	100.0%

††	Includes Cash Equivalents (77.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	Depreciation

Credit Suisse Securities (USA) LLC: Euro 8/18/11	2,840,000	$4,112,252	$(81,951)

HSBC Securities (USA), Inc.: Euro 8/25/11	2,276,387	3,295,428	(3,818)

JPMorgan Chase & Co.: Euro 8/4/11	2,530,000	3,664,993	(27,941)

Total		$11,072,673	$(113,710)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2011 (unaudited)	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$396,352
Unaffiliated investments at value	$608,671
Affiliated investments at value	12,878
Cash	–
Receivables:
Investments sold	3,273
Portfolio shares sold	5,258
Dividends	160
Non-interested Trustees’ deferred compensation	16
Other assets	11
Total Assets	630,267
Liabilities:
Payables:
Investments purchased	1,984
Portfolio shares repurchased	454
Dividends	–
Advisory fees	322
Distribution fees and shareholder servicing fees	48
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	16
Accrued expenses and other payables	73
Forward currency contracts	114
Total Liabilities	3,014
Net Assets	$627,253
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$495,912
Undistributed net investment loss*	(885)
Undistributed net realized loss from investment and foreign currency transactions*	(92,858)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	225,084
Total Net Assets	$627,253
Net Assets - Institutional Shares	$390,302
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,457
Net Asset Value Per Share	$41.27
Net Assets - Service Shares	$236,951
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,930
Net Asset Value Per Share	$39.96

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | JUNE 30, 2011

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2011 (unaudited)	Enterprise
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	1,562
Dividends from affiliates	15
Foreign tax withheld	(34)
Total Investment Income	1,543
Expenses:
Advisory fees	2,035
Shareholder reports expense	19
Transfer agent fees and expenses	1
Registration fees	8
Professional fees	15
Non-interested Trustees’ fees and expenses	9
Custodian fees	11
Distribution fees and shareholder servicing fees - Service Shares	305
Other expenses	7
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	2,410
Expense and Fee Offset	–
Net Expenses	2,410
Net Investment Loss	(867)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	45,963
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(4,374)
Net Gain on Investments	41,589
Net Increase in Net Assets Resulting from Operations	$40,722

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment loss	$(867)	$(603)
Net realized gain from investment and foreign currency transactions	45,963	35,307
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(4,374)	100,317
Net Increase in Net Assets Resulting from Operations	40,722	135,021
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	(239)
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	(239)
Capital Share Transactions:
Shares Sold
Institutional Shares	17,493	21,102
Service Shares	19,530	35,862
Reinvested Dividends and Distributions
Institutional Shares	–	239
Shares Repurchased
Institutional Shares	(47,015)	(81,493)
Service Shares	(41,733)	(65,152)
Net Decrease from Capital Share Transactions	(51,725)	(89,442)
Net Increase/(Decrease) in Net Assets	(11,003)	45,340
Net Assets:
Beginning of period	638,256	592,916
End of period	$627,253	$638,256

Undistributed Net Investment Loss*	$(885)	$(18)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | JUNE 30, 2011

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Enterprise Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$38.72	$30.79	$21.26	$39.96	$32.97	$29.02
Income from Investment Operations:
Net investment income/(loss)	(.01)	.09	.05	.13	.12	.03
Net gain/(loss) on investments (both realized and unrealized)	2.56	7.86	9.48	(16.82)	7.15	3.92
Total from Investment Operations	2.55	7.95	9.53	(16.69)	7.27	3.95
Less Distributions:
Dividends (from net investment income)*	–	(.02)	–	(.08)	(.08)	–
Distributions (from capital gains)*	–	–	–	(1.93)	(.20)	–
Total Distributions	–	(.02)	–	(2.01)	(.28)	–
Net Asset Value, End of Period	$41.27	$38.72	$30.79	$21.26	$39.96	$32.97
Total Return**	6.59%	25.85%	44.83%	(43.75)%	22.10%	13.61%
Net Assets, End of Period (in thousands)	$390,302	$394,500	$371,092	$279,088	$565,996	$523,173
Average Net Assets for the Period (in thousands)	$395,159	$359,669	$311,752	$453,662	$550,938	$525,467
Ratio of Gross Expenses to Average Net Assets***	0.66%	0.68%	0.70%	0.67%	0.68%	0.69%
Ratio of Net Expenses to Average Net Assets***	0.66%	0.68%	0.70%	0.67%	0.68%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	(0.01)%	0.02%	0.32%	0.27%	(0.03)%
Portfolio Turnover Rate***	17%	24%	36%	60%	45%	41%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Enterprise Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$37.53	$29.90	$20.70	$38.97	$32.19	$28.41
Income from Investment Operations:
Net investment income/(loss)	(.13)	(.10)	(.09)	.02	.04	(.09)
Net gain/(loss) on investments (both realized and unrealized)	2.56	7.73	9.29	(16.34)	6.96	3.87
Total from Investment Operations	2.43	7.63	9.20	(16.32)	7.00	3.78
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.02)	(.02)	–
Distributions (from capital gains)*	–	–	–	(1.93)	(.20)	–
Total Distributions	–	–	–	(1.95)	(.22)	–
Net Asset Value, End of Period	$39.96	$37.53	$29.90	$20.70	$38.97	$32.19
Total Return**	6.47%	25.52%	44.44%	(43.88)%	21.80%	13.31%
Net Assets, End of Period (in thousands)	$236,951	$243,756	$221,824	$186,105	$368,990	$254,484
Average Net Assets for the Period (in thousands)	$246,179	$220,145	$196,683	$300,898	$300,362	$253,611
Ratio of Gross Expenses to Average Net Assets***	0.91%	0.93%	0.95%	0.92%	0.93%	0.94%
Ratio of Net Expenses to Average Net Assets***	0.91%	0.93%	0.95%	0.92%	0.93%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	(0.26)%	(0.25)%	0.07%	0.01%	(0.28)%
Portfolio Turnover Rate***	17%	24%	36%	60%	45%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio
Common Stock
Airlines	$–	$7,640,958	$–
Distribution/Wholesale	15,216,663	14,178,941	–
All Other	571,634,688	–	–

Money Market	–	12,878,233	–

Total Investments in Securities	$586,851,351	$34,698,132	$–

Other Financial Instruments(b):	$–	$(113,710)	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$13,069,758

14 | JUNE 30, 2011

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

16 | JUNE 30, 2011

repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Enterprise Portfolio	$17,476,119	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

18 | JUNE 30, 2011

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts			Forward currency contracts	$113,710

Total				$113,710

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(648,092)	$(648,092)

Total	$–	$–	$–	$(648,092)	$(648,092)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(315,339)	$(315,339)

Total	$–	$–	$–	$(315,339)	$(315,339)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions.

20 | JUNE 30, 2011

Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the period.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying

22 | JUNE 30, 2011

Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2011.

For the period ended June 30, 2011, Janus Capital assumed $13,425 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $28,531 was paid by the Trust during the period ended June 30, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Aspen Enterprise Portfolio
Janus Cash Liquidity Fund LLC	$45,704,504	$(79,526,000)	$14,967	$12,878,233

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Enterprise Portfolio	$396,586,606	$228,868,521	$(3,905,644)	$224,962,877

24 | JUNE 30, 2011

Net capital loss carryovers as of December 31, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	December 31,	Accumulated
Portfolio	2011	2017	Capital Losses

Janus Aspen Enterprise Portfolio(1)	$(24,166,141)	$(114,216,963)	$(138,383,104)

(1)	Capital loss carryover is subject to annual limitations.

6.	Capital Share Transactions

For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Janus Aspen Enterprise Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	428	638
Reinvested dividends and distributions	–	8
Shares repurchased	(1,160)	(2,509)
Net Increase/(Decrease) in Portfolio Shares	(732)	(1,863)
Shares Outstanding, Beginning of Period	10,189	12,052
Shares Outstanding, End of Period	9,457	10,189
Transactions in Portfolio Shares – Service Shares
Shares sold	495	1,101
Reinvested dividends and distributions	–	–
Shares repurchased	(1,060)	(2,025)
Net Increase/(Decrease) in Portfolio Shares	(565)	(924)
Shares Outstanding, Beginning of Period	6,495	7,419
Shares Outstanding, End of Period	5,930	6,495

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$52,635,463	$85,020,381	$–	$–

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

8.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on the Portfolio’s financial position or the results of its operations.

10.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Portfolio that it incurs for providing administration services to the Portfolio (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | JUNE 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

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Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

28 | JUNE 30, 2011

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

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Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Notes

32 | JUNE 30, 2011

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-107	109-24-81116 08-11

SEMIANNUAL REPORT

June 30, 2011

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2012. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up process also drives decision-making at a macro level, enabling us to make informed decisions around allocations to all sectors within the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the six-month period ended June 30, 2011, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 3.26% and 3.09%, respectively, compared to a 2.72% return for the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Agg”).

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above, the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the Portfolio.

Our in-house research plays a crucial role in the management of the Portfolio. We believe a key strength is our integrated research model, which harnesses the resources of our 17 fixed income and 38 equity analysts (includes co-portfolio managers).

Market Environment

Interest rate volatility became a central theme for investors over the first six months of 2011. Over the period, investor expectations were met with near-opposite outcomes as markets reacted to new information, frustrating the forecasts of economists across the globe, and an alternating mix of positive and negative news resulted in an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. Early in the period, the 10-year U.S. Treasury yield rose from 3.36% on January 3 to a high of 3.74% on February 8 as investors were drawn to riskier assets based on stronger economic growth signals and fears of rising rates pushed investors to more defensive positioning. The trend reversed course in the following weeks as a flight to safety resulted due to the political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets

2 | JUNE 30, 2011

(unaudited)

changed course again in mid-March when rising inflation concerns pushed longer-term U.S. Treasury yields higher, after which point they began a gradual decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June resulted in a significant U.S. Treasury rally that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16% having reached a low of 2.86% the week prior. The consensus view that rates were headed higher was challenged throughout the period.

Investment-grade and high-yield corporate spreads generally tightened throughout the first quarter, aside from several brief, sporadic periods of investor unrest, and tested period lows during March and April. Investor confidence waned early in the second quarter on initial signs of a slowing economic recovery leading to widening of credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month-end, Greece cleared one of many hurdles required to implement additional austerity measures allowing spreads and investor appetite for risk assets to recover somewhat. Since none of these issues have been truly resolved, investors should anticipate continued volatility driven principally by political and headline risk. The excessive imbalances in the world continue to present uncertain and challenging environments for investors.

Portfolio Comments

The Portfolio’s U.S. Treasury holdings remained underweight in both allocation and duration contribution relative to the Index for most of the period. Consistent with our process of closely monitoring company fundamentals to drive our investment decisions, we periodically attempted to reduce the portfolio’s risk and slightly increased U.S. Treasury exposure in an effort to shield against undesirable outcomes. We executed on this strategy in February as well as during the second quarter. In our opinion, the Portfolio’s strategic allocation to U.S. Treasuries plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address rising risk and uncertain markets. However, in light of the uncertainty related to the U.S. government’s fiscal challenges, we continue to monitor how this dynamic might change moving ahead.

Despite the occasional defensive shift, our fundamental bullish positioning towards credit remained in place, with period-end allocations largely in line to where they began the year. We maintained significant overweighting to corporate credit and zero exposure to U.S. government agencies throughout the period. We have long argued that the financial crisis has resulted in major structural changes to the fixed income market. In essence, three of the four core bond sectors in the Agg have converged, with U.S. government agencies, agency mortgages and U.S. Treasuries all now representing one large U.S. government sector. With over 75% of the Index now exhibiting U.S. Treasury-like characteristics, the overall bond market has become much more susceptible to interest rate volatility. We believe that corporate credit remains the primary non-government alternative, offering the best risk-adjusted returns. We also believe that our focus on security selection in this market segment represents the most effective way to capture alpha (outperformance versus the benchmark) and manage long-term risk. This approach continued to reward shareholders as the Portfolio once again outperformed its benchmark and peer group during the period, principally through strong corporate credit security selection.

Corporate credit represented 73% of holdings at period end, modestly lower from the beginning of the year as we opportunistically realized gains and lowered the Portfolio’s risk profile. We remained bullish on this segment from both relative value and fundamental perspectives, but continued to selectively rotate from early-stage sectors such as steel, chemicals and retail, incrementally emphasizing financials and later-cycle industries such as media and lodging. We also took advantage of widening credit spreads during periods of risk aversion to swap certain bond positions within different maturities from the same issuer, in some cases scaling back duration while maintaining company exposure.

We maintained a small weighting in bank loans, an asset class that experienced significant demand as investors looked for ways to reduce portfolio interest rate sensitivity. Our sense is that the flight to this sector was driven mostly by interest rate views over relative value as we favored short duration high yield over bank loans. Bank loans offer a variable rate that can be attractive in rising interest rate environments, but an increasing number of loans are being issued without maintenance covenants, indicating some erosion in bondholder protection. Both investors and issuers in the bank loan market are beginning to demonstrate behavior that reminds us of 2007, increasing our sense of concern for the sector.

We have favored real estate investment trust (REIT) positions over commercial mortgage-backed securities (CMBS) in recent periods. During this period, we scaled back REIT positions as they reached target valuations while at the same time identifying attractive entry points

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

into CMBS in early 2011. Particularly appealing were some of the highest collateralized tranches, as well as select five- to 10-year AAA-rated securities. We initiated select positions in this area, focusing on lower-beta (historically less volatile than competitors), highly liquid names.

Another notable change was the addition of select agency mortgage-backed securities (MBS) to the Portfolio, an area we had previously avoided since the third quarter of 2009. When the U.S. government placed Fannie Mae and Freddie Mac into conservatorship, mortgage spreads tightened significantly relative to U.S. Treasuries, offering limited potential for outperformance. Moreover, duration extension risk within the group was largely unquantifiable with the dynamics unfolding in the housing market. In the current environment, both factors have eased somewhat with spreads widening and duration extensions presenting new opportunities. We believe valuations have become more compelling on a risk/reward basis. Consequently, near period-end we initiated several small MBS positions. It is important to note this positioning into mortgages was not a broad macroeconomic decision. Consistent with our investment process, each individual security underwent in-depth fundamental analysis, and only those mortgage bonds we believed compared favorably to select credit positions were implemented into the Portfolio. Our focus has been on small-balance mortgages with low loan-to-value ratios, as these types of securities have historically exhibited both lower prepayment and limited negative convexity risk, important considerations should interest rates begin to rise in earnest.

Contributors to Performance

Verisk Analytics, one of our top contributors, has a very attractive niche business model with a stable recurring revenue stream and dominant position in providing data and analytics primarily to the insurance industry. Their products allow property and casualty insurance providers to quantify risks when underwriting policies and to price them accordingly.

Reckson Operating Partnership, a New York City focused office property REIT owned by SL Green Realty, was another positive contributor to performance. We like the company’s portfolio of high quality mid-town Manhattan Class A and B office assets with long lease durations, in addition to employing one of the best leasing teams in the city. We continue to have a positive view on the fundamental backdrop of the New York City office market, and expect a continued firm leasing and property valuation environment in the second half of 2011.

CenturyLink, already an investment grade company, merged with Qwest Communications, creating the third-largest telecommunications company in the U.S. CenturyLink’s management team has made significant progress in improving the fundamentals of their business and has been pursuing a balance sheet strategy to support their investment grade rating by retiring lower-rated debt at the Qwest part of the capital structure. We anticipate CenturyLink will achieve greater synergies from the Qwest merger than the market anticipates.

Detractors from Performance

Phillips-Van Heusen (PVH), a designer and marketer of branded apparel, issued debt in the spring of 2010 to purchase Tommy Hilfiger. This acquisition gave PVH significant exposure to the continental European market. Management has executed well on its business plan and continues to generate strong same-store sales. The business continues to utilize cash flow to retire debt related to the Tommy Hilfiger acquisition. We expect debt reduction to continue through 2011.

Berkshire Hathaway was another detractor from performance during the period due to its holdings in Burlington Northern. We believe the company’s bonds are mispriced by the market due to a lack of knowledge on the business and because Berkshire Hathaway has not made an explicit guarantee on Burlington Northern’s bonds. As a railroad owned by a predominantly financially oriented company, the business and management team is relatively unknown to many financial analysts. We expect the difference in spread between Burlington Northern and Berkshire Hathaway to compress as Burlington Northern continues to perform and the market becomes more comfortable. It is also worth noting that Burlington Northern has the best access to the low-sulfur coal in the Powder River Basin. As the cleanest coal on the planet, Burlington Northern’s ability to transport this source of energy to electric utilities provides a compelling source of revenue with energy costs increasing.

Outlook

The bond climate continually defied consensus expectations throughout the past six months. At the beginning of the year, prognosticators mostly anticipated higher interest rates and inflation driven by accelerating economic growth. To date, the reverse has proven to be true and has recently resulted in a general lack of investor confidence in two key areas. The first is the disappointing global economic signals that continue to emerge. From regional surveys in the U.S. to confidence levels in Europe and a challenging economic environment in Japan, the

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(unaudited)

global economic data has turned modestly weaker. The real question is whether this recent information represents a temporary soft patch or the early signs of retreat into recession. We think the former is more probable based on information we are receiving from our bottom-up fundamental company research. Given the positive data velocity at the end of 2010 and early 2011, it seems logical that the economy could pause a bit, and our core belief is that growth recovery will resume in the third and fourth quarters, though at a lower trajectory than previous GDP forecasts. We will continue to monitor developments closely and may revise our opinion as our ongoing discussions at the company level continue to provide real-time information on the state of the economy.

Looking ahead, we believe the most crucial factor to U.S. economic expansion will be an acceleration in employment and wages in the economy, making the next several nonfarm payroll reports and regional employment surveys extremely important. We also continue to focus intently on the global growth engine of China, where monetary tightening seems to be in the later stages. Our expectation is that growth in the region will moderate yet remain solid, but we are closely monitoring Chinese equity markets for indications of domestic confidence. Recent reports on delinquent credits within the country’s banking system and recent claims of fraudulent corporate policies and malfeasance are garnering considerable attention.

On the U.S. inflation front, the Federal Reserve Board (“the Fed”) appears to have been able to circumvent this risk of deflation while keeping inflation fears at bay for the moment, explaining the recent pricing pressures as being transitory in nature. Still, the ramifications of recent higher raw materials may take up to another 12 months to work through the system down to consumers. In addition, rising owners’ equivalent rent will likely start to feed into the core CPI rates going forward. This is an area we are monitoring closely. While growth is slowing and inflation fears are moderating, it also seems the odds of an additional round of quantitative easing or QE3 are remote. The negative speculation surrounding the wind down of the Fed’s most recent round of quantitative easing (QE2) has added considerable, and in our view, unnecessary noise to an already stressed marketplace.

The second and probably greater area making markets nervous is the risk ensuing from escalating concerns around U.S. and European government debt. In the U.S., Washington’s partisan budget battles have taken center stage and will probably intensify into the upcoming election cycle. Growing deficits and rising levels of absolute debt have raised questions around Washington’s lack of fiscal responsibility. As we approached the U.S. debt ceiling, the pressure moved to ceiling expansions and deficit reduction targets, with Congress and the White House trying to find a common ground. From an economic standpoint, a lasting resolution could be a drag on growth, though it remains to be seen whether Congress will more fully embrace tax policy or austerity measures as the most workable fiscal salve. Long term, we think the federal debt burden is one of the most significant risk factors for markets. While we are optimistic that the U.S. will eventually get its financial house in order, the debate on how best to unwind this mess is likely to keep markets on edge until some sort of resolution is reached.

This is an appropriate point in our letter to interject an out-of-period but highly relevant comment regarding recent actions of the rating agencies Standard & Poor’s and Moody’s. After markets closed on July 13, 2011, Moody’s announced that it had put the U.S. under review for a credit rating downgrade. This followed a similar move by Standard & Poor’s in April, which lowered its U.S. credit rating outlook to negative from stable. Clearly, the ratings agencies were losing patience with Washington as the clock ticked on the deadline to raise the debt limit and politicians appeared deadlocked on a deal, raising the prospect of a “huge calamity,” as Fed Chairman Ben Bernanke put it, should the U.S. default. To put this in perspective, roughly 72% of the U.S. bond market, as represented by the Agg, were at risk of being downgraded. Despite the increasingly rancorous tone in Washington, a deal was reached before the August 2 deadline to raise the U.S. debt limit, thus averting a default. Unfortunately, the high-stakes, partisan nature of this battle resulted in what is probably best characterized as a stopgap solution. The inevitable resurgence of the issue is likely to plague the markets through the 2012 election season and may lead to more volatility and uncertainty.

The debt situation in Europe is also elevating overall market anxiousness. It is difficult to analyze exactly how the European Central Bank’s and International Monetary Fund’s approaches to the financial woes of countries such as Greece, Spain and Italy will play out long term. Short-term it appears they are just kicking the can down the road, as well as creating greater political debate (and by extension uncertainty) in financially strong countries such as Germany and France. Ultimately, the debt of fiscally unstable sovereignties needs to be restructured in a way that allows for economic independence from other euro-zone countries, and we expect to see higher risk premiums throughout the region until that occurs.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio (unaudited)

Against this landscape, we think interest rate risk continues to pose a considerably larger threat to bond investors compared to default risk from our prudently selected credits. Unfortunately, the much-publicized debt problems of nations around the world are amplifying volatility across broader bond markets and causing substantial headline risk, which would be easier to discount if growth indicators were stronger. Hence, we think a modestly cautious Portfolio stance is justified in what is likely to remain an uncertain and volatile market climate. We also stand ready to take advantage of opportunities offered in market downdrafts in the form of attractive corporate credit valuations. It seems inevitable that fundamentals remain the chief driver of market performance despite periods of uncertainty, and we believe that securities purchased as the current turmoil ebbs will help position the Portfolio to continue to deliver the strongest risk-adjusted return potential over the long-term.

On behalf of each member of our investment team, thank you for your investment in the Portfolio. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

Alpha is a measure of the return for asset specific (or residual) risk. An alpha of 1.0 means the portfolio outperformed the market by 1.0%. A positive (negative) alpha indicates that a portfolio was positively (negatively) rewarded for the residual risk taken for a given level of market exposure.

Beta is a measurement of a portfolio’s trailing since-inception returns in relation to the overall market (or appropriate market index). Beta of 1 means share price will typically move with the market; Beta more than 1 means share price will typically be more volatile than the market; Beta less than 1 means share price will typically be less volatile than the market.

The Consumer Price Index (CPI) represents changes in prices of all goods and services purchased for consumption by urban households. The core CPI represents changes in prices of all goods, excluding volatile food and energy prices.

Owners’ Equivalent Rent (OER) measures the change in the price of the shelter services provided by owner-occupied housing. Rental equivalence measures the change in the implicit rent, which is the amount a homeowner would pay to rent, or would earn from renting, his or her home in a competitive market. It is one of the larger components of CPI.

6 | JUNE 30, 2011

(unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
June 30, 2011

Weighted Average Maturity	6.6 Years
Average Effective Duration*	4.9 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	3.38%
With Reimbursement	3.36%
Service Shares
Without Reimbursement	3.09%
With Reimbursement	3.07%
Number of Bonds/Notes	284

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Investment Securities)
June 30, 2011

AAA	25.7%
AA	5.0%
A	13.1%
BBB	30.5%
BB	21.3%
B	2.9%
Other	1.5%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2011

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 1.0% of total net assets.

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011						Expense Ratios – per the May 1, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	3.26%	5.83%	8.52%	6.91%	7.40%	0.56%	0.55%(a)

Janus Aspen Flexible Bond Portfolio – Service Shares	3.09%	5.55%	8.24%	6.64%	7.18%	0.81%	0.80%(b)

Barclays Capital U.S. Aggregate Bond Index	2.72%	3.90%	6.52%	5.74%	6.03%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	–	20/88	9/74	5/40	1/15

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

See important disclosures on the next page.

8 | JUNE 30, 2011

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,032.60	$2.77

Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,031.60	$4.03

Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01

†	Expenses are equal to the annualized expense ratio of 0.55% for Institutional Shares and 0.80% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

10 | JUNE 30, 2011

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 2.8%
$1,010,000	Bear Stearns Commercial Mortgage Securities, 5.5370%, 10/12/41	$1,105,122
897,000	Commercial Mortgage Pass Through Certificates, 6.0084%, 12/10/49‡	985,247
939,284	DBUBS Mortgage Trust, 3.7420%, 6/1/17 (144A)	960,709
837,000	FREMF Mortgage Trust, 4.7266%, 1/25/21 (144A),‡	779,718
1,206,000	FREMF Mortgage Trust, 4.7706%, 4/25/44 (144A),‡	1,175,473
576,000	Goldman Sachs Group, Inc., 4.7530%, 3/10/44 (144A)	582,747
919,000	GS Mortgage Securities Corp. II, 5.5600%, 11/10/39	995,870
584,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.6330%, 12/5/27 (144A)	637,669
992,000	JPMorgan Chase Commercial Mortgage Securities Corp., 4.3110%, 8/5/32 (144A)	961,699
584,000	JPMorgan Chase Commercial Mortgage Securities Corp., 6.0671%, 4/15/45‡	648,153
979,000	JPMorgan Chase Commercial Mortgage Securities Corp., 4.7171%, 2/15/46 (144A)	988,526
881,000	Morgan Stanley Capital I, 3.8840%, 2/15/16 (144A)	905,912
1,000,000	Oxbow Resources LLC, 4.9690%, 5/1/36 (144A)	1,012,500
438,000	SLM Student Loan Trust, 4.3700%, 4/17/28 (144A)	453,848
506,000	SLM Student Loan Trust, 2.6871%, 1/15/43 (144A),‡	508,646

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $12,606,689)		12,701,839

Bank Loans – 2.2%
Aerospace and Defense – Equipment – 0.4%

2,154,175	TransDigm, Inc. 4.0000%, 2/14/17‡	2,157,686
Auction House – Art Dealer – 0.2%

806,000	Adesa, Inc. 5.0000%, 5/19/17‡	811,038
Automotive – Cars and Light Trucks – 0.1%

353,254	Ford Motor Co. 2.9400%, 12/15/13‡	352,830
Data Processing and Management – 0.1%

337,450	Fidelity National Information 5.2500%, 7/18/16‡	338,462
Electric – Generation – 0.2%

840,892	AES Corp. 4.2500%, 5/28/18‡	841,044
Food – Canned – 0.5%

2,185,000	Del Monte Foods Co. 4.5000%, 3/8/18‡	2,177,593
Retail – Apparel and Shoe – 0.2%

806,362	Phillips-Van Heusen Corp. 3.5000%, 5/6/16‡	807,080
Retail – Restaurants – 0.4%

1,884,461	DineEquity, Inc. 4.2500%, 10/19/17‡	1,884,159
Telecommunication Equipment – 0.1%

535,658	CommScope, Inc. 5.0000%, 1/14/18‡	538,673

Total Bank Loans (cost $9,878,279)		9,908,565

Corporate Bonds – 67.7%
Advertising Services – 0.4%
189,000	WPP Finance UK 5.8750%, 6/15/14	207,600

1,243,000	WPP Finance UK 8.0000%, 9/15/14	1,458,087
		1,665,687
Agricultural Chemicals – 1.1%
2,674,000	CF Industries, Inc. 6.8750%, 5/1/18	3,031,648
943,000	CF Industries, Inc. 7.1250%, 5/1/20	1,097,416

839,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15(144A)	856,815
		4,985,879
Airlines – 0.1%

488,000	Southwest Airlines Co. 5.2500%, 10/1/14	528,045
Automotive – Cars and Light Trucks – 0.1%

399,000	Kia Motors Corp. 3.6250%, 6/14/16(144A)	394,689
Beverages – Wine and Spirits – 1.2%
1,014,000	Constellation Brands, Inc. 7.2500%, 9/1/16	1,107,795

4,297,000	Pernod-Ricard S.A. 5.7500%, 4/7/21(144A)	4,486,313
		5,594,108
Building – Residential and Commercial – 0.2%
444,000	D.R. Horton, Inc. 7.8750%, 8/15/11	446,442

637,000	MDC Holdings, Inc. 5.3750%, 12/15/14	674,680
		1,121,122
Building Products – Cement and Aggregate – 0.8%
609,000	CRH America, Inc. 4.1250%, 1/15/16	623,077
1,127,000	CRH America, Inc. 5.7500%, 1/15/21	1,178,324

1,530,000	Hanson, Ltd. 6.1250%, 8/15/16	1,614,150
		3,415,551
Cable/Satellite Television – 0.4%

1,815,000	Comcast Corp. 5.1500%, 3/1/20	1,954,194
Chemicals – Diversified – 1.9%
5,798,000	Lyondell Chemical Co. 8.0000%, 11/1/17(144A)	6,450,275

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Chemicals – Diversified – (continued)

$1,892,000	Lyondell Chemical Co. 11.0000%, 5/1/18	$2,119,040
		8,569,315
Chemicals – Specialty – 0.6%

2,248,000	Ashland, Inc. 9.1250%, 6/1/17	2,529,000
Coatings and Paint Products – 0.3%

1,316,000	RPM International, Inc. 6.1250%, 10/15/19	1,409,866
Commercial Banks – 5.1%
1,313,000	American Express Bank FSB 5.5000%, 4/16/13	1,404,642
4,321,000	Bank of Montreal 2.6250%, 1/25/16(144A)	4,397,067
1,945,000	CIT Group, Inc. 5.2500%, 4/1/14(144A)	1,935,275
1,272,608	CIT Group, Inc. 7.0000%, 5/1/14	1,288,516
1,612,000	CIT Group, Inc. 6.6250%, 4/1/18(144A)	1,680,510
2,127,000	HSBC Bank USA NA 4.8750%, 8/24/20	2,094,104
2,823,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	2,836,254
1,577,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	1,590,772
1,884,000	Standard Chartered PLC 3.2000%, 5/12/16(144A)	1,865,816
2,147,000	SVB Financial Group 5.3750%, 9/15/20	2,157,340

1,621,000	Zions Bancorp. 7.7500%, 9/23/14	1,777,353
		23,027,649
Commercial Services – Finance – 1.0%

4,294,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	4,554,642
Computers – Memory Devices – 0.6%
1,240,000	Seagate Technology 6.3750%, 10/1/11	1,252,400

1,395,000	Seagate Technology 10.0000%, 5/1/14(144A)	1,618,200
		2,870,600
Consumer Products – Miscellaneous – 0.1%

479,000	Jarden Corp. 8.0000%, 5/1/16	519,715
Containers – Metal and Glass – 0.4%
444,000	Ball Corp. 7.1250%, 9/1/16	483,960

1,124,000	Ball Corp. 5.7500%, 5/15/21	1,126,810
		1,610,770
Data Processing and Management – 0.6%
1,429,000	Fiserv, Inc. 3.1250%, 10/1/15	1,446,361
534,000	Fiserv, Inc. 3.1250%, 6/15/16	531,191

534,000	Fiserv, Inc. 4.7500%, 6/15/21	531,141
		2,508,693
Diversified Banking Institutions – 4.1%
1,757,000	Ally Financial, Inc. 6.8750%, 9/15/11	1,770,178
2,167,000	Bank of America Corp. 3.6250%, 3/17/16	2,173,241
927,000	Citigroup, Inc. 5.0000%, 9/15/14	971,457
957,000	Citigroup, Inc. 4.8750%, 5/7/15	997,277
445,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	453,129
1,344,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	1,358,593
994,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	1,026,449
1,220,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	1,356,828
1,001,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	980,648
1,508,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	1,475,329
1,924,000	Morgan Stanley 4.0000%, 7/24/15	1,958,038
1,267,000	Morgan Stanley 3.4500%, 11/2/15	1,255,057
1,775,000	Morgan Stanley 5.6250%, 9/23/19	1,821,414

1,006,000	Morgan Stanley 5.5000%, 7/24/20	1,018,264
		18,615,902
Diversified Financial Services – 3.1%
513,000	General Electric Capital Corp. 4.8000%, 5/1/13	544,742
720,000	General Electric Capital Corp. 5.9000%, 5/13/14	799,855
3,592,000	General Electric Capital Corp. 6.0000%, 8/7/19	3,977,278
2,894,000	General Electric Capital Corp. 5.5000%, 1/8/20	3,099,179
1,868,000	General Electric Capital Corp. 4.6250%, 1/7/21	1,878,995
3,259,000	General Electric Capital Corp. 5.3000%, 2/11/21	3,391,126

563,000	Hyundai Capital Services, Inc. 4.3750%, 7/27/16(144A)	577,313
		14,268,488
Diversified Minerals – 0.6%
488,000	Teck Resources, Ltd. 7.0000%, 9/15/12	518,997
434,000	Teck Resources, Ltd. 9.7500%, 5/15/14	525,349
1,307,000	Teck Resources, Ltd. 10.2500%, 5/15/16	1,561,865

3,000	Teck Resources, Ltd. 10.7500%, 5/15/19	3,791
		2,610,002

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Diversified Operations – 1.1%
$1,078,000	Danaher Corp. 2.3000%, 6/23/16	$1,077,141
917,000	Danaher Corp. 3.9000%, 6/23/21	913,392
691,000	SPX Corp 7.6250%, 12/15/14	763,555

2,019,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	2,140,838
		4,894,926
Diversified Operations – Commercial Services – 0.2%

1,060,000	ARAMARK Corp. 8.5000%, 2/1/15	1,101,075
Electric – Generation – 0.1%

339,000	AES Corp. 7.7500%, 10/15/15	361,883
Electric – Integrated – 1.9%
997,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16(144A)	1,076,760
822,000	CMS Energy Corp. 1.2280%, 1/15/13‡	813,780
1,763,000	CMS Energy Corp. 4.2500%, 9/30/15	1,813,337
1,311,000	CMS Energy Corp. 5.0500%, 2/15/18	1,347,311
532,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	533,704
856,000	Monongahela Power Co. 6.7000%, 6/15/14	940,969
748,000	PPL WEM Holdings PLC 3.9000%, 5/1/16(144A)	767,584

1,090,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	1,154,408
		8,447,853
Electronic Components – Semiconductors – 2.9%
842,000	National Semiconductor Corp. 6.1500%, 6/15/12	877,712
2,487,000	National Semiconductor Corp. 3.9500%, 4/15/15	2,644,046
1,750,000	National Semiconductor Corp. 6.6000%, 6/15/17	2,059,654
2,058,000	Texas Instruments, Inc. 0.8750%, 5/15/13	2,062,233
1,894,000	Texas Instruments, Inc. 1.3750%, 5/15/14	1,901,915

3,597,000	Texas Instruments, Inc. 2.3750%, 5/16/16	3,598,108
		13,143,668
Electronic Connectors – 0.5%

2,073,000	Amphenol Corp. 4.7500%, 11/15/14	2,258,635
Electronic Measuring Instruments – 0.1%

644,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	655,709
Electronics – Military – 1.5%
4,349,000	L-3 Communications Corp. 6.3750%, 10/15/15	4,468,597
608,000	L-3 Communications Corp. 5.2000%, 10/15/19	629,526

1,882,000	L-3 Communications Corp. 4.7500%, 7/15/20	1,863,203
		6,961,326
Enterprise Software/Services – 0.3%

1,040,000	BMC Software, Inc. 7.2500%, 6/1/18	1,199,179
Finance – Auto Loans – 1.3%
691,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	701,369
676,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	707,369
1,361,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	1,446,799
2,994,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	2,983,764

288,000	Hyundai Capital America 3.7500%, 4/6/16(144A)	289,022
		6,128,323
Finance – Consumer Loans – 0.5%

2,178,000	SLM Corp. 6.2500%, 1/25/16	2,259,675
Finance – Credit Card – 0.3%

1,325,000	American Express Co. 6.8000%, 9/1/66‡	1,361,437
Finance – Investment Bankers/Brokers – 2.2%
1,123,000	Jefferies Group, Inc. 3.8750%, 11/9/15	1,141,233
1,948,000	Jefferies Group, Inc. 5.1250%, 4/13/18	1,951,929
1,012,000	Jefferies Group, Inc. 8.5000%, 7/15/19	1,196,878
1,980,000	Lazard Group LLC 7.1250%, 5/15/15	2,227,922
109,000	Lazard Group LLC 6.8500%, 6/15/17	120,210
2,186,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	2,314,653

756,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	810,446
		9,763,271
Finance – Leasing Companies – 1.0%
2,254,000	International Lease Finance Corp. 5.7500%, 5/15/16	2,219,552

2,263,000	International Lease Finance Corp. 6.2500%, 5/15/19	2,211,103
		4,430,655
Food – Canned – 0.1%

230,000	Del Monte Foods, Co. 7.6250%, 2/15/19(144A)	232,300
Food – Meat Products – 1.2%
164,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	177,940

4,744,000	Tyson Foods, Inc. 6.8500%, 4/1/16‡	5,242,120
		5,420,060

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Food – Miscellaneous/Diversified – 1.6%
$1,736,000	Corn Products International, Inc. 3.2000%, 11/1/15	$1,770,548
1,016,000	Corn Products International, Inc. 6.6250%, 4/15/37	1,098,791
281,000	Dole Food Co., Inc. 13.8750%, 3/15/14	336,497
1,064,000	Kellogg Co. 3.2500%, 5/21/18	1,069,980
1,176,000	Kraft Foods, Inc. 5.3750%, 2/10/20	1,285,601

1,729,000	Kraft Foods, Inc. 6.5000%, 2/9/40	1,920,528
		7,481,945
Gas – Transportation – 0.1%

247,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16(144A)	270,522
Hazardous Waste Disposal – 0.1%

553,000	Clean Harbors, Inc. 7.6250%, 8/15/16(144A)	586,180
Hotels and Motels – 1.2%
921,000	Hyatt Hotels Corp. 5.7500%, 8/15/15(144A)	968,349
296,000	Hyatt Hotels Corp. 6.8750%, 8/15/19(144A)	330,327
1,299,000	Marriott International, Inc. 4.6250%, 6/15/12	1,338,855
364,000	Marriott International, Inc. 5.6250%, 2/15/13	388,222
257,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	293,622
337,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	373,227

1,382,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	1,544,385
		5,236,987
Investment Management and Advisory Services – 0.9%
423,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	510,216
506,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	542,417
1,764,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,838,970

992,000	FMR LLC 6.4500%, 11/15/39(144A)	999,776
		3,891,379
Life and Health Insurance – 0.1%

365,000	Prudential Financial, Inc. 4.7500%, 6/13/15	390,393
Linen Supply & Related Items – 0.3%
764,000	Cintas Corp. No. 2 2.8500%, 6/1/16	769,981

815,000	Cintas Corp. No. 2 4.3000%, 6/1/21	814,437
		1,584,418
Medical – Biomedical and Genetic – 0.5%
857,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	951,270
644,000	Genzyme Corp. 3.6250%, 6/15/15	681,759

806,000	Genzyme Corp. 5.0000%, 6/15/20	865,570
		2,498,599
Medical – HMO – 0.1%

274,000	Health Care Service Corp. 4.7000%, 1/15/21(144A)	281,217
Medical – Hospitals – 0.4%

1,652,000	HCA, Inc. 9.2500%, 11/15/16	1,753,185
Medical Instruments – 0.8%
542,000	Boston Scientific Corp. 4.5000%, 1/15/15	571,470
1,610,000	Boston Scientific Corp. 6.0000%, 1/15/20	1,742,909

1,083,000	Boston Scientific Corp. 7.0000%, 11/15/35	1,159,868
		3,474,247
Medical Products – 0.2%

854,000	CareFusion Corp. 4.1250%, 8/1/12	880,235
Metal Processors and Fabricators – 0.1%

296,000	Timken Co. 6.0000%, 9/15/14	327,291
Money Center Banks – 0.3%
821,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16	839,695

657,000	Lloyds TSB Bank PLC 6.3750%, 1/21/21	683,973
		1,523,668
Mortgage Banks – 0.5%
1,047,000	Abbey National Treasury Services PLC 0%, 4/25/14‡	1,040,751

1,160,000	Abbey National Treasury Services PLC 4.0000%, 4/27/16	1,151,082
		2,191,833
Multi-Line Insurance – 2.0%
1,355,000	American International Group, Inc. 5.4500%, 5/18/17	1,415,181
4,336,000	American International Group, Inc. 6.4000%, 12/15/20	4,667,205
1,308,000	MetLife, Inc. 2.3750%, 2/6/14	1,332,878
570,000	MetLife, Inc. 6.7500%, 6/1/16	663,454

667,000	MetLife, Inc. 7.7170%, 2/15/19	807,352
		8,886,070
Oil and Gas Drilling – 1.2%
823,000	Ensco PLC 3.2500%, 3/15/16	835,637
1,372,000	Ensco PLC 4.7000%, 3/15/21	1,385,971

See Notes to Schedule of Investments and Financial Statements.

14 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

Oil and Gas Drilling – (continued)

$3,126,000	Nabors Industries, Inc. 5.0000%, 9/15/20	$3,163,000
		5,384,608
Oil Companies – Exploration and Production – 0.5%
1,297,000	Forest Oil Corp. 8.0000%, 12/15/11	1,329,425
723,000	Forest Oil Corp. 8.5000%, 2/15/14	784,455

197,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	204,880
		2,318,760
Oil Companies – Integrated – 0.8%
1,133,000	BP Capital Markets PLC 4.5000%, 10/1/20	1,155,427
1,070,000	Petrobras International Finance Co. 3.8750%, 1/27/16	1,089,600

1,320,000	Petrobras International Finance Co. 5.3750%, 1/27/21	1,355,388
		3,600,415
Oil Refining and Marketing – 0.7%
425,000	Frontier Oil Corp. 8.5000%, 9/15/16	454,750
999,000	Motiva Enterprises LLC 5.7500%, 1/15/20(144A)	1,107,627

1,664,000	NuStar Logistics L.P. 4.8000%, 9/1/20	1,677,643
		3,240,020
Paper and Related Products – 0.6%

2,784,000	Georgia-Pacific LLC 5.4000%, 11/1/20(144A)	2,837,263
Pharmacy Services – 0.3%

1,137,000	Express Scripts, Inc. 3.1250%, 5/15/16	1,144,006
Pipelines – 3.0%
821,000	Buckeye Partners L.P. 4.8750%, 2/1/21	828,281
1,424,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	1,433,048
253,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	283,221
494,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	546,965
1,358,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	1,328,572
479	Kern River Funding Corp. 4.8930%, 4/30/18‡,§	526
312,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	347,622
2,149,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,237,646
1,870,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	1,961,465
1,643,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	1,670,683
971,000	TC Pipelines L.P. 4.6500%, 6/15/21	965,786
1,501,000	Western Gas Partners L.P. 5.3750%, 6/1/21	1,545,655

511,000	Williams Partners L.P. 3.8000%, 2/15/15	535,270
		13,684,740
Property and Casualty Insurance – 0.2%

653,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	689,271
Publishing – Newspapers – 0.1%
225,000	Gannett Co., Inc. 6.3750%, 9/1/15(144A)	232,875

270,000	Gannett Co., Inc. 7.1250%, 9/1/18(144A)	271,013
		503,888
Publishing – Periodicals – 0.5%

2,162,000	United Business Media, Ltd. 5.7500%, 11/3/20(144A)	2,148,120
Real Estate Management/Services – 0.2%

1,019,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	1,047,022
Real Estate Operating/Development – 0.3%

1,427,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,446,877
REIT – Diversified – 0.9%
845,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20(144A)	869,901

3,246,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21(144A)	3,332,603
		4,202,504
REIT – Health Care – 0.9%
784,000	Senior Housing Properties Trust 6.7500%, 4/15/20	836,946
565,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	583,734
938,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	968,957

1,556,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	1,638,838
		4,028,475
REIT – Hotels – 0.9%
2,086,000	Host Hotels & Resorts, Inc. 6.7500%, 6/1/16	2,153,795

1,876,000	Host Hotels & Resorts, Inc. 5.8750%, 6/15/19(144A)	1,878,345
		4,032,140
REIT – Office Property – 0.7%
507,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	543,190

2,441,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	2,796,534
		3,339,724
REIT – Regional Malls – 1.9%
5,606,000	Rouse Co. L.P. 6.7500%, 5/1/13(144A)	5,795,203

2,865,000	Rouse Co. L.P. 6.7500%, 11/9/15	2,954,531
		8,749,734

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 15

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

REIT – Shopping Centers – 0.2%

$813,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	$801,418
Resorts and Theme Parks – 0.2%

1,096,000	Vail Resorts, Inc. 6.5000%, 5/1/19(144A)	1,101,480
Retail – Apparel and Shoe – 0.2%

1,021,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	1,092,470
Retail – Computer Equipment – 0%

146,000	GameStop Corp. 8.0000%, 10/1/12	148,190
Retail – Regional Department Stores – 0.7%
666,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	732,583
1,439,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	1,615,368

765,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	846,635
		3,194,586
Retail – Restaurants – 0.3%

1,426,000	Brinker International 5.7500%, 6/1/14	1,515,178
Shipbuilding – 0.2%
419,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18(144A)	429,475

401,000	Huntington Ingalls Industries, Inc. 7.1250%, 3/15/21(144A)	415,035
		844,510
Steel – Producers – 0.3%

1,155,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	1,178,100
Super-Regional Banks – 1.0%
816,000	KeyCorp 5.1000%, 3/24/21	831,091
511,000	PNC Funding Corp. 3.6250%, 2/8/15	538,214
1,100,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	1,110,672

2,149,000	Wells Fargo & Co. 4.6000%, 4/1/21	2,160,931
		4,640,908
Telephone – Integrated – 1.8%
665,000	CenturyLink, Inc. 5.1500%, 6/15/17	666,092
638,000	CenturyLink, Inc. 7.6000%, 9/15/39	613,680
528,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	535,920
4,835,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	5,191,581

1,016,000	Sprint Capital Corp. 8.3750%, 3/15/12	1,056,640
		8,063,913
Television – 0.3%

1,323,000	CBS Corp. 8.2000%, 5/15/14	1,548,955
Transportation – Railroad – 1.0%
603,077	CSX Corp. 8.3750%, 10/15/14	706,402
2,128,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	2,308,880
728,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20(144A)	757,120
634,000	Kansas City Southern de Mexico S.A. de C.V. 6.1250%, 6/15/21(144A)	634,000

213,000	Kansas City Southern Railway 13.0000%, 12/15/13	247,612
		4,654,014
Transportation – Services – 0.2%
336,000	Asciano Finance, Ltd. 3.1250%, 9/23/15(144A)	331,520

614,000	Ryder System, Inc. 3.6000%, 3/1/16	629,115
		960,635
Transportation – Truck – 0.5%

2,146,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	2,167,451

Total Corporate Bonds (cost $296,644,385)		306,941,436

Preferred Stock – 0.4%
Diversified Financial Services – 0.4%
63,600	Citigroup Capital, 7.8750% (cost $1,674,366)	1,766,808

U.S. Government Agency Notes – 5.9%
	Fannie Mae:
$553,657	5.0000%, 11/1/33	591,723
1,054,955	5.0000%, 12/1/33	1,128,312
574,764	5.0000%, 2/1/34	614,731
1,141,013	5.5000%, 5/1/35	1,240,713
4,608,572	5.5000%, 5/1/37	5,014,145
732,092	5.5000%, 3/1/38	796,519
583,347	4.5000%, 10/1/40	604,396
546,966	5.0000%, 3/1/41	584,659
1,644,909	4.5000%, 4/1/41	1,709,404
1,061,752	5.0000%, 4/1/41	1,130,274
1,367,461	5.0000%, 4/1/41	1,457,421
	Freddie Mac:
995,704	5.0000%, 1/1/19	1,075,992
2,453,000	6.0000%, 1/1/38	2,704,210
576,375	5.5000%, 5/1/38	626,468
1,597,812	5.5000%, 10/1/39	1,736,679
1,218,867	4.5000%, 1/1/41	1,261,039
1,651,818	4.5000%, 5/1/41	1,714,002
2,718,724	5.0000%, 5/1/41	2,896,263

Total U.S. Government Agency Notes (cost $27,019,372)		26,886,950

U.S. Treasury Notes/Bonds – 17.8%
	U.S. Treasury Notes/Bonds:
81,000	0.6250%, 7/31/12	81,332
3,466,000	1.3750%, 2/15/13	3,521,102
8,253,000	1.1250%, 6/15/13	8,359,711
13,535,000	1.0000%, 7/15/13**	13,678,877
4,034,000	2.2500%, 5/31/14	4,205,130
2,976,000	2.3750%, 9/30/14	3,114,569
2,600,000	2.2500%, 1/31/15	2,705,422
1,627,000	2.3750%, 2/28/15	1,699,711

See Notes to Schedule of Investments and Financial Statements.

16 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Principal Amount		Value

$1,808,000	2.5000%, 3/31/15	$1,896,701
2,325,235	0.5000%, 4/15/15ÇÇ	2,425,148
3,670,000	1.7500%, 5/31/16	3,675,725
2,245,000	2.3750%, 5/31/18	2,233,079
23,547,000	3.1250%, 5/15/21	23,480,833
1,712,000	4.6250%, 2/15/40	1,785,027
2,835,000	3.8750%, 8/15/40	2,595,797
1,794,000	4.2500%, 11/15/40	1,753,635
1,369,000	4.7500%, 2/15/41	1,455,205
2,255,000	4.3750%, 5/15/41	2,251,482

Total U.S. Treasury Notes/Bonds (cost $80,411,502)		80,918,486

Money Market – 1.0%
4,460,000	Janus Cash Liquidity Fund LLC, 0%, (cost $4,460,000)	4,460,000

Total Investments (total cost $432,694,593) – 97.8%		443,584,084

Cash, Receivables and Other Assets, net of Liabilities – 2.2%		9,939,457

Net Assets – 100%		$453,523,541

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,390,839	1.2%
Canada	9,244,715	2.1%
Cayman Islands	5,315,588	1.2%
France	4,486,313	1.0%
Luxembourg	2,140,838	0.5%
Mexico	3,700,000	0.9%
South Korea	972,002	0.2%
United Kingdom	17,432,799	3.9%
United States††	394,900,990	89.0%

Total	$443,584,084	100.0%

††	Includes Cash Equivalents (88.0% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 17

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of June 30, 2011 (unaudited)	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$432,695
Unaffiliated investments at value	$439,124
Affiliated investments at value	4,460
Cash	4
Receivables:
Investments sold	10,176
Portfolio shares sold	62
Dividends	–
Interest	4,596
Non-interested Trustees’ deferred compensation	12
Other assets	14
Total Assets	458,448
Liabilities:
Payables:
Investments purchased	4,223
Portfolio shares repurchased	417
Dividends	–
Advisory fees	199
Distribution fees and shareholder servicing fees	18
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	12
Accrued expenses and other payables	52
Total Liabilities	4,924
Net Assets	$453,524
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$437,314
Undistributed net investment income*	1,178
Undistributed net realized gain from investment and foreign currency transactions*	4,142
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,890
Total Net Assets	$453,524
Net Assets - Institutional Shares	$363,519
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	30,077
Net Asset Value Per Share	$12.09
Net Assets - Service Shares	$90,005
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,946
Net Asset Value Per Share	$12.96

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

18 | JUNE 30, 2011

Statement of Operations

Janus Aspen
Flexible
For the six-month period ended June 30, 2011 (unaudited)	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$9,861
Dividends	46
Dividends from affiliates	3
Fee income	7
Total Investment Income	9,917
Expenses:
Advisory fees	1,156
Shareholder reports expense	19
Transfer agent fees and expenses	1
Registration fees	5
Professional fees	14
Non-interested Trustees’ fees and expenses	7
Custodian fees	9
Distribution fees and shareholder servicing fees - Service Shares	110
Other expenses	14
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,335
Expense and Fee Offset	–
Net Expenses	1,335
Net Investment Income	8,582
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	4,960
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	720
Net Gain on Investments	5,680
Net Increase in Net Assets Resulting from Operations	$14,262

See Notes to Financial Statements.

Janus Aspen Series | 19

Statements of Changes in Net Assets

	Janus Aspen
	Flexible Bond
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$8,582	$17,363
Net realized gain from investment and foreign currency transactions	4,960	25,289
Net realized gain/(loss) from futures contracts	–	(348)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	720	(9,929)
Net Increase in Net Assets Resulting from Operations	14,262	32,375
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(7,566)	(14,107)
Service Shares	(1,659)	(2,951)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(20,845)	(10,003)
Service Shares	(4,839)	(2,120)
Net Decrease from Dividends and Distributions	(34,909)	(29,181)
Capital Share Transactions:
Shares Sold
Institutional Shares	14,784	91,562
Service Shares	11,526	32,625
Reinvested Dividends and Distributions
Institutional Shares	28,411	24,110
Service Shares	6,498	5,071
Shares Repurchased
Institutional Shares	(31,342)	(53,660)
Service Shares	(16,120)	(20,247)
Net Increase from Capital Share Transactions	13,757	79,461
Net Increase/(Decrease) in Net Assets	(6,890)	82,655
Net Assets:
Beginning of period	460,414	377,759
End of period	$453,524	$460,414

Undistributed Net Investment Income*	$1,178	$1,820

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

20 | JUNE 30, 2011

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Flexible Bond Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$12.70	$12.56	$11.61	$11.46	$11.24	$11.36
Income from Investment Operations:
Net investment income	.25	.49	.57	.53	.53	.54
Net gain/(loss) on investments (both realized and unrealized)	.16	.51	.94	.14	.24	(.08)
Total from Investment Operations	.41	1.00	1.51	.67	.77	.46
Less Distributions:
Dividends (from net investment income)*	(.27)	(.50)	(.55)	(.52)	(.55)	(.56)
Distributions (from capital gains)*	(.75)	(.36)	(.01)	–	–	(.02)
Total Distributions	(1.02)	(.86)	(.56)	(.52)	(.55)	(.58)
Net Asset Value, End of Period	$12.09	$12.70	$12.56	$11.61	$11.46	$11.24
Total Return**	3.26%	8.06%	13.22%	5.93%	7.04%	4.22%
Net Assets, End of Period (in thousands)	$363,519	$368,544	$304,204	$309,504	$297,919	$264,656
Average Net Assets for the Period (in thousands)	$362,530	$351,717	$302,033	$306,207	$279,676	$264,990
Ratio of Gross Expenses to Average Net Assets***(1)	0.55%	0.56%	0.59%	0.60%	0.61%	0.64%
Ratio of Net Expenses to Average Net Assets***(1)	0.55%	0.56%	0.59%	0.60%	0.61%	0.64%
Ratio of Net Investment Income to Average Net Assets***	3.88%	4.04%	4.65%	4.56%	4.91%	4.63%
Portfolio Turnover Rate***	160%	169%	271%	169%	138%(2)	163%(2)

Service Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Flexible Bond Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$13.54	$13.35	$12.32	$12.13	$11.86	$11.91
Income from Investment Operations:
Net investment income	.25	.51	.55	.52	.62	.51
Net gain/(loss) on investments (both realized and unrealized)	.18	.51	1.01	.16	.17	(.05)
Total from Investment Operations	.43	1.02	1.56	.68	.79	.46
Less Distributions:
Dividends (from net investment income)*	(.26)	(.47)	(.52)	(.49)	(.52)	(.49)
Distributions (from capital gains)*	(.75)	(.36)	(.01)	–	–	(.02)
Total Distributions	(1.01)	(.83)	(.53)	(.49)	(.52)	(.51)
Net Asset Value, End of Period	$12.96	$13.54	$13.35	$12.32	$12.13	$11.86
Total Return**	3.16%	7.73%	12.89%	5.71%	6.80%	3.98%
Net Assets, End of Period (in thousands)	$90,005	$91,870	$73,555	$33,244	$22,444	$27,630
Average Net Assets for the Period (in thousands)	$88,959	$83,557	$55,100	$28,537	$29,701	$30,780
Ratio of Gross Expenses to Average Net Assets***(1)	0.80%	0.81%	0.84%	0.85%	0.86%	0.89%
Ratio of Net Expenses to Average Net Assets***(1)	0.80%	0.81%	0.84%	0.85%	0.85%	0.89%
Ratio of Net Investment Income to Average Net Assets***	3.63%	3.79%	4.42%	4.32%	4.66%	4.36%
Portfolio Turnover Rate***	160%	169%	271%	169%	138%(2)	163%(2)

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007 and 165% in 2006.

See Notes to Financial Statements.

Janus Aspen Series | 21

Notes to Schedule of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
Kern River Funding Corp., 4.8930%, 4/30/18	4/28/03	$479	$526	0.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2011. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2011 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$61,173,337	13.5%

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio
Asset-Backed/Commercial-Mortgage Backed Securities	$–	$12,701,839	$–

Bank Loans	–	9,908,565	–

Corporate Bonds	–	306,941,436	–

Preferred Stock	–	1,766,808	–

U.S. Government Agency Notes	–	26,886,950	–

U.S. Treasury Notes/Bonds	–	80,918,486	–

Money Market	–	4,460,000	–

Total Investments in Securities	$–	$443,584,084	$–

(a)	Includes Fair Value Factors.

22 | JUNE 30, 2011

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Flexible Bond Portfolio	$4,042,520

Janus Aspen Series | 23

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

24 | JUNE 30, 2011

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

26 | JUNE 30, 2011

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Portfolio during the six-month period ended June 30, 2011.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

28 | JUNE 30, 2011

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended June 30, 2011 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Flexible Bond Portfolio	$10,626,521	2.9400% - 6.7500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the

30 | JUNE 30, 2011

Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the period.

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Notes to Financial Statements (unaudited) (continued)

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2012 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Portfolio	Expense Limit (%)

Janus Aspen Flexible Bond Portfolio	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer

32 | JUNE 30, 2011

agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2011.

For the period ended June 30, 2011, Janus Capital assumed $13,425 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $28,531 was paid by the Trust during the period ended June 30, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There

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Notes to Financial Statements (unaudited) (continued)

are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	$160,658,743	$(161,698,510)	$3,483	$4,460,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Flexible Bond Portfolio	$433,602,303	$12,026,036	$(2,044,255)	$9,981,781

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2011 (unaudited)
and each fiscal year ended December 31

Janus Aspen Flexible
Bond Portfolio

Institutional Shares
2011	0.55%
2010	0.56%
2009	0.59%
2008	0.60%
2007	0.61%
2006	0.64%

Service Shares
2011	0.80%
2010	0.81%
2009	0.84%
2008	0.85%
2007	0.86%
2006	0.89%

34 | JUNE 30, 2011

7.	Capital Share Transactions

For the six-month period ended June 30, 2011 (unaudited)	Janus Aspen Flexible
and the fiscal year ended December 31, 2010	Bond Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,137	7,067
Reinvested dividends and distributions	2,350	1,913
Shares repurchased	(2,438)	(4,168)
Net Increase/(Decrease) in Portfolio Shares	1,049	4,812
Shares Outstanding, Beginning of Period	29,028	24,216
Shares Outstanding, End of Period	30,077	29,028
Transactions in Portfolio Shares – Service Shares
Shares sold	835	2,378
Reinvested dividends and distributions	501	378
Shares repurchased	(1,174)	(1,481)
Net Increase/(Decrease) in Portfolio Shares	162	1,275
Shares Outstanding, Beginning of Period	6,784	5,509
Shares Outstanding, End of Period	6,946	6,784

8.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$230,557,679	$202,888,301	$122,405,044	$167,827,249

9.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on

Janus Aspen Series | 35

Notes to Financial Statements (unaudited) (continued)

the Portfolio’s financial position or the results of its operations.

11.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Portfolio that it incurs for providing administration services to the Portfolio (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

36 | JUNE 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2010. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

38 | JUNE 30, 2011

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 39

Notes

40 | JUNE 30, 2011

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-107	109-24-81114 08-11

SEMIANNUAL REPORT

June 30, 2011

Janus Aspen Series

Janus Aspen Forty Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the six-month period ended June 30, 2011, the Portfolio’s Institutional Shares and Service Shares returned 2.25% and 2.13%, respectively, versus a return of 6.83% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 6.02% for the period. This underperformance was generated by holdings within information technology, financials and consumer staples. On a positive note, our holdings within consumer discretionary and materials provided a slight boost to relative results.

Market Environment

U.S. equity markets began 2011 on a bullish note as strong corporate earnings and economic data lifted investor confidence. However, unrest in the Middle East, the tragic natural disaster in Japan and softening economic data in the U.S. all resulted in pressure on equities later in the period. The housing market remained weak while the unemployment rate rose to over 9%, raising concerns that economic growth has hit a soft patch. Despite these pressures, equities finished the period higher, largely due to gains achieved in the first three months of the year. Mid-cap and large-cap indices outperformed small caps, while growth-style indices topped value across most of the market spectrum. Health care and energy led the Russell 1000 Growth Index higher, while telecommunications and materials underperformed. Commodities were mixed, led by gains in gasoline, heating oil and silver, while most agricultural commodities fell.

Portfolio Positioning

The sectors detracting the most from relative returns were information technology and financials. Our holdings within consumer discretionary and materials provided a slight boost to relative results, as did our overweight in health care. Cyclical and commodity-driven stocks were strong performers during the period and our underweight in these types of stocks hurt relative results. We have increased exposure to some industrial names. However, we have stayed underweight in the sector. Growing competition from China could erode margins for industrial companies, and we have invested selectively in firms that we think are well-insulated from those pressures. We also believe the cyclical rebound occurred and that better growth lies ahead for the kinds of companies we invest in: firms with strong pricing, growing addressable markets and opportunities for share gains.

In energy, weaker oil prices have given us chances to build positions in oil-and-gas services companies. Advances in horizontal drilling technology have created multi-year growth and pricing opportunities for these firms. We are still underweight in energy, however; if the success of a stock depends almost entirely on a correct guess on the price of the underlying commodity then it’s not our type of investment. If we can understand the asset potential better and feel that it can endure the fluctuations of oil prices, then we are much more likely to own it.

We remain overweight financials, and our holdings have been a drag on performance. We sharply reduced our money-center bank exposure, as we felt that a return to our expected normal levels of profitability had moved farther away and the risk/return of other ideas looked more favorable. For these financial stocks to work, we would need to see housing and loan growth recover. Jobs growth has been anemic, however, creating challenges for credit and housing. Regulatory uncertainty persists. Moreover, interest rates are likely to remain low for some time, hurting banks’ net interest margins. The main theme of our financials – in companies such as AIA Group, Prudential and Standard Chartered – is the growth of the Asian consumer and Asian wealth creation. We think companies with good exposure to these trends have exciting, long-duration growth opportunities and trade at attractive valuations.

The growth of the Asian consumer underlies other positions as well. As quality of life improves in developing nations, consumers increasingly want and can afford

2 | JUNE 30, 2011

(unaudited)

Western-style goods and more sophisticated financial services. This theme is reflected in holdings such as luxury watch and jewelry maker Compagnie Financiere Richemont and sporting goods maker Nike. These companies are in the early stages of a multi-year growth cycle in Asia, in our view, although a hard economic landing in China (or overly aggressive measures to cool the property market) would clearly be challenging near-term.

Detractors Included an Internet company and an Automaker

Google was our top individual detractor. We sold the position towards the end of the period as we believe the company’s longer term competitive moat could be threatened by changes in how Internet users are looking for information. This, coupled with our belief that Google’s search activity is slowing, as well as the potential for increasing competitive intensity in mobile search, led us to other opportunities that looked more attractive to us. Ford Motor fell. The U.S. automaker has cut capacity, lowered labor costs and improved profitability. The company is demonstrating a renewed focus on its key Ford brand and has seen the benefits in market share gains. We like the automaker’s improved financial position and potential to benefit from the ongoing recovery in auto sales.

Microsoft was also weak. The software company is trading at a very compelling valuation, in our view. We like Microsoft’s position in cloud-based computing, improved competitive position in search and online services, and software renewal cycles. These are multi-year growth opportunities that the market has not fully recognized in the stock’s valuation, in our view.

Top Contributors Included a Medical Technology company and a Specialty retailer

Intuitive Surgical was our top individual contributor. The company remains a compelling opportunity in our opinion given its da Vinci surgical system, which has continued to see greater placement and procedural growth. We think the company’s competitive advantage is in its technology, which is difficult and expensive to replace once the system has been installed in a hospital, making the company more likely to have staying power and pricing. Limited Brands was also strong. The specialty retailer’s sales have been improving, which has helped drive incremental margins higher. Its key franchise is Victoria’s Secret, which has strong brand recognition worldwide. The company has been aggressive in reducing costs and managing inventory. We think the market has been slow to recognize Limited’s potential margin expansion and the opportunity to develop its international business.

(Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

Looking forward, we think valuations remain exceedingly attractive for large- and mega-cap companies. These kinds of stocks have underperformed for several quarters, and many of the largest companies (with wide competitive moats), trade at some of the widest valuation gaps to smaller companies in decades. We believe that gap will narrow. The projected earnings growth for many companies in the Portfolio is significantly higher than the market’s average. If a business is executing and the market isn’t recognizing it, we believe there’s enormous upside potential. Where there are more upside drivers than headwinds we think there is a real opportunity for these “coiled springs” to snap back.

Corporate fundamentals remain healthy. Balance sheets are strong and profit margins are near record levels. Eventually, we are likely to see higher capital expenditures and spending as companies put more of their cash to work. Businesses that supply corporate customers are well-positioned to take advantage of this spending, in our view. Moreover, we think many of our stocks can deliver earnings growth in a challenging macro environment. Taken together, these factors give us confidence that our holdings offer the most attractive risk-reward opportunities in the market today.

Thank you for your investment in Janus Aspen Forty Portfolio.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Intuitive Surgical, Inc.	0.89%
Limited Brands, Inc.	0.87%
News Corp. – Class A	0.73%
Vertex Pharmaceuticals, Inc.	0.58%
eBay, Inc.	0.53%

5 Bottom Performers – Holdings

Contribution

Google, Inc. – Class A	–1.08%
Ford Motor Co.	–0.71%
Cisco Systems, Inc.	–0.61%
Microsoft Corp.	–0.50%
General Motors Co.	–0.38%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	1.28%	13.64%	9.90%
Consumer Discretionary	1.00%	14.90%	14.42%
Industrials	0.30%	8.83%	13.41%
Energy	0.22%	4.19%	11.49%
Materials	0.14%	1.69%	5.05%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–1.25%	35.00%	30.54%
Telecommunication Services	–0.21%	2.91%	0.82%
Financials	–0.21%	14.99%	4.75%
Utilities	0.00%	0.00%	0.08%
Consumer Staples	0.07%	3.85%	9.54%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

eBay, Inc. E-Commerce/Services	7.2%
Celgene Corp. Medical – Biomedical and Genetic	6.6%
Apple, Inc. Computers	6.5%
Medco Health Solutions, Inc. Pharmacy Services	5.0%
News Corp. – Class A Multimedia	4.5%

29.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of December 31, 2010

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011						Expense Ratios – per the May 1, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	2.25%	23.33%	6.16%	5.08%	10.05%	0.67%

Janus Aspen Forty Portfolio – Service Shares	2.13%	23.01%	5.90%	4.82%	9.73%	0.92%

Russell 1000® Growth Index	6.83%	35.01%	5.33%	2.24%	4.52%

S&P 500® Index	6.02%	30.69%	2.94%	2.72%	5.46%

Lipper Quartile – Institutional Shares	–	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	241/244	26/197	4/118	3/57

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

6 | JUNE 30, 2011

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with nondiversification and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,022.50	$3.36

Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,021.30	$4.61

Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61

†	Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares		Value

Common Stock – 97.8%
Apparel Manufacturers – 0.7%
148,300	Prada SpA*	$894,774
990,100	Prada SpA (ADR)*	5,973,809
		6,868,583
Applications Software – 3.9%
1,569,665	Microsoft Corp.	40,811,290
Athletic Footwear – 1.4%
164,355	NIKE, Inc. – Class B	14,788,663
Automotive – Cars and Light Trucks – 2.8%
2,134,945	Ford Motor Co.*	29,440,892
Brewery – 2.8%
505,680	Anheuser-Busch InBev N.V.	29,318,676
340,184	Anheuser-Busch InBev N.V. – VVPR Strip*	1,973
		29,320,649
Chemicals – Diversified – 1.1%
684,907	Israel Chemicals, Ltd.	10,935,722
Commercial Banks – 2.2%
849,139	Standard Chartered PLC	22,309,855
Commercial Services – 0.6%
190,960	Iron Mountain, Inc.	6,509,826
Computers – 6.5%
199,010	Apple, Inc.*,**	66,801,687
Computers – Memory Devices – 4.1%
1,536,675	EMC Corp.*	42,335,396
E-Commerce/Services – 7.2%
2,297,995	eBay, Inc.*	74,156,299
Electronic Components – Miscellaneous – 2.5%
698,215	TE Connectivity, Ltd. (U.S. Shares)	25,666,383
Electronic Connectors – 1.4%
260,620	Amphenol Corp. – Class A	14,070,874
Electronic Forms – 1.5%
496,625	Adobe Systems, Inc.*	15,618,856
Enterprise Software/Services – 3.0%
956,342	Oracle Corp.	31,473,215
Finance – Investment Bankers/Brokers – 2.5%
1,586,048	Charles Schwab Corp.	26,090,490
Industrial Automation and Robotics – 4.2%
260,200	Fanuc Corp.	43,396,864
Life and Health Insurance – 4.4%
4,803,200	AIA Group, Ltd.*	16,717,404
2,492,548	Prudential PLC	28,800,691
		45,518,095
Medical – Biomedical and Genetic – 8.5%
1,135,793	Celgene Corp.*	68,511,034
377,287	Vertex Pharmaceuticals, Inc.*	19,615,151
		88,126,185
Medical Instruments – 3.0%
83,760	Intuitive Surgical, Inc.*	31,167,934
Metal – Diversified – 1.4%
562,638	Ivanhoe Mines, Ltd. (U.S. Shares)*	14,234,741
Multimedia – 4.5%
2,622,680	News Corp. – Class A	46,421,436
Oil – Field Services – 5.3%
376,940	Baker Hughes, Inc.	27,350,766
529,630	Halliburton Co.	27,011,130
		54,361,896
Oil Companies – Exploration and Production – 1.1%
268,885	Southwestern Energy Co.*	11,529,789
Pharmacy Services – 5.0%
914,019	Medco Health Solutions, Inc.*	51,660,354
Real Estate Operating/Development – 0.9%
2,220,000	Hang Lung Properties, Ltd.	9,195,428
Retail – Apparel and Shoe – 3.9%
1,049,355	Limited Brands, Inc.	40,347,700
Retail – Jewelry – 2.6%
406,848	Cie Financiere Richemont S.A.	26,649,504
Transportation – Services – 6.2%
312,485	C.H. Robinson Worldwide, Inc.	24,636,317
534,880	United Parcel Service, Inc. – Class B	39,008,799
		63,645,116
Wireless Equipment – 2.6%
670,955	Crown Castle International Corp.*	27,368,255

Total Common Stock (cost $753,098,983)		1,010,821,977

Money Market – 4.5%
45,980,794	Janus Cash Liquidity Fund LLC, 0% (cost $45,980,794)	45,980,794

Total Investments (total cost $799,079,777) – 102.3%		1,056,802,771

Liabilities, net of Cash, Receivables and Other Assets**– (2.3)%		(23,702,713)

Net Assets – 100%		$1,033,100,058

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$29,320,649	2.8%
Canada	14,234,741	1.3%
Hong Kong	25,912,832	2.5%
Israel	10,935,722	1.0%
Italy	6,868,583	0.7%
Japan	43,396,864	4.1%
Switzerland	52,315,887	5.0%
United Kingdom	51,110,546	4.8%
United States††	822,706,947	77.8%

Total	$1,056,802,771	100.0%

††	Includes Cash Equivalents (73.5% excluding Cash Equivalents).

Schedule of Written Options – Put	Value

Microsoft Corp. expires January 2012 5,000 contracts exercise price $25.00 (premiums received $696,000)	$(751,060)

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2011

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2011 (unaudited)	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$799,080
Unaffiliated investments at value	$1,010,822
Affiliated investments at value	45,981
Cash denominated in foreign currency(1)	341
Restricted cash (Note 1)	855
Receivables:
Portfolio shares sold	564
Dividends	1,272
Non-interested Trustees’ deferred compensation	27
Other assets	14
Total Assets	1,059,876
Liabilities:
Payables:
Options written, at value(2)	751
Due to custodian	5
Investments purchased	24,074
Portfolio shares repurchased	1,190
Advisory fees	529
Distribution fees and shareholder servicing fees	99
Non-interested Trustees’ fees and expenses	7
Non-interested Trustees’ deferred compensation fees	27
Accrued expenses and other payables	94
Total Liabilities	26,776
Net Assets	$1,033,100
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$920,864
Undistributed net investment income*	1,647
Undistributed net realized loss from investment and foreign currency transactions*	(147,073)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	257,662
Total Net Assets	$1,033,100
Net Assets - Institutional Shares	$536,801
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,718
Net Asset Value Per Share	$36.47
Net Assets - Service Shares	$496,299
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,810
Net Asset Value Per Share	$35.94

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $340,723.
(2)	Includes premiums of $696,000 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2011 (unaudited)	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$1
Dividends	6,500
Dividends from affiliates	25
Foreign tax withheld	(161)
Total Investment Income	6,365
Expenses:
Advisory fees	3,402
Shareholder reports expense	96
Transfer agent fees and expenses	1
Registration fees	7
Custodian fees	16
Professional fees	19
Non-interested Trustees’ fees and expenses	17
Distribution fees and shareholder servicing fees - Service Shares	640
Other expenses	23
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	4,221
Expense and Fee Offset	(1)
Net Expenses	4,220
Net Investment Income	2,145
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	66,357
Net realized gain from written options contracts	1,547
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(46,194)
Net Gain on Investments	21,710
Net Increase in Net Assets Resulting from Operations	$23,855

See Notes to Financial Statements.

10 | JUNE 30, 2011

Statements of Changes in Net Assets

	Janus Aspen
	Forty
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$2,145	$4,329
Net realized gain from investment and foreign currency transactions	66,357	97,886
Net realized gain/(loss) from written options contracts	1,547	(977)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(46,194)	(38,829)
Net Increase in Net Assets Resulting from Operations	23,855	62,409
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,071)	(1,928)
Service Shares	(690)	(1,186)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(1,761)	(3,114)
Capital Share Transactions:
Shares Sold
Institutional Shares	34,833	78,034
Service Shares	31,824	76,738
Reinvested Dividends and Distributions
Institutional Shares	1,071	1,928
Service Shares	690	1,187
Shares Repurchased
Institutional Shares	(78,108)	(127,040)
Service Shares	(79,271)	(212,665)
Net Decrease from Capital Share Transactions	(88,961)	(181,818)
Net Decrease in Net Assets	(66,867)	(122,523)
Net Assets:
Beginning of period	1,099,967	1,222,490
End of period	$1,033,100	$1,099,967

Undistributed Net Investment Income*	$1,647	$1,263

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Forty Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$35.74	$33.61	$22.97	$41.18	$30.16	$27.68
Income from Investment Operations:
Net investment income	.11	.19	.08	.04	.15	.13
Net gain/(loss) on investments (both realized and unrealized)	.69	2.06	10.57	(18.20)	10.99	2.45
Total from Investment Operations	.80	2.25	10.65	(18.16)	11.14	2.58
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.12)	–	(.03)	(.12)	(.10)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	(.01)	(.02)	N/A	N/A
Total Distributions and Other	(.07)	(.12)	(.01)	(.05)	(.12)	(.10)
Net Asset Value, End of Period	$36.47	$35.74	$33.61	$22.97	$41.18	$30.16
Total Return**	2.25%	6.72%	46.38%	(44.15)%	36.99%	9.35%
Net Assets, End of Period (in thousands)	$536,801	$567,322	$582,511	$399,087	$576,503	$439,009
Average Net Assets for the Period (in thousands)	$555,326	$553,994	$482,572	$560,324	$485,379	$474,784
Ratio of Gross Expenses to Average Net Assets***	0.67%	0.67%	0.68%	0.67%	0.69%(1)	0.70%(1)
Ratio of Net Expenses to Average Net Assets***	0.67%	0.67%	0.68%	0.67%	0.69%(1)	0.70%(1)
Ratio of Net Investment Income to Average Net Assets***	0.52%	0.52%	0.05%	0.05%(2)	0.40%	0.37%
Portfolio Turnover Rate***	63%	36%	32%	61%	24%	44%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Forty Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$35.24	$33.17	$22.73	$40.80	$29.91	$27.45
Income from Investment Operations:
Net investment income/(loss)	.04	.07	–	(.03)	.06	.03
Net gain/(loss) on investments (both realized and unrealized)	.71	2.08	10.44	(18.04)	10.89	2.47
Total from Investment Operations	.75	2.15	10.44	(18.07)	10.95	2.50
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.08)	–	–	(.06)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	–(3)	N/A	N/A
Total Distributions and Other	(.05)	(.08)	–	–	(.06)	(.04)
Net Asset Value, End of Period	$35.94	$35.24	$33.17	$22.73	$40.80	$29.91
Total Return**	2.13%	6.48%	45.95%	(44.28)%	36.63%	9.12%
Net Assets, End of Period (in thousands)	$496,299	$532,645	$639,979	$428,109	$713,499	$446,909
Average Net Assets for the Period (in thousands)	$516,511	$567,062	$520,592	$653,396	$557,041	$439,970
Ratio of Gross Expenses to Average Net Assets***	0.92%	0.92%	0.93%	0.92%	0.94%(1)	0.95%(1)
Ratio of Net Expenses to Average Net Assets***	0.92%	0.92%	0.93%	0.92%	0.94%(1)	0.95%(1)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	0.25%	(0.22)%	(0.18)%(2)	0.15%	0.12%
Portfolio Turnover Rate***	63%	36%	32%	61%	24%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.67% and 0.67%, respectively, in 2007 and 0.70% and 0.70%, respectively, in 2006 for Institutional Shares and 0.92% and 0.92%, respectively, in 2007 and 0.95% and 0.95%, respectively, in 2006 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(2)	As a result of recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.11% and 0.09% for Institutional Shares and Service Shares, respectively. The adjustment had no impact on total net assets or total return of the class.
(3)	Return of capital aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

12 | JUNE 30, 2011

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock
Apparel Manufacturers	$–	$6,868,583	$–
Brewery	–	29,320,649	–
Chemicals – Diversified	–	10,935,722	–
Commercial Banks	–	22,309,855	–
Industrial Automation and Robotics	–	43,396,864	–
Life and Health Insurance	–	45,518,095	–
Real Estate Operating/Development	–	9,195,428	–
Retail – Jewelry	–	26,649,504	–
All Other	816,627,277	–	–

Money Market	–	45,980,794	–

Total Investments in Securities	$816,627,277	$240,175,494	$–

Other Financial Instruments(b):	$–	$(751,060)	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Forty Portfolio	$14,282,250

Janus Aspen Series | 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

14 | JUNE 30, 2011

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of June 30, 2011, Janus Aspen Forty Portfolio had restricted cash in the amount of $855,450. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at June 30, 2011. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation

16 | JUNE 30, 2011

Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Forty Portfolio	$151,392,376	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at present terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

18 | JUNE 30, 2011

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2010	4,085	$1,239,800
Options written	–	–
Options closed	–	–
Options expired	(3,672)	(584,658)
Options exercised	(413)	(655,142)

Options outstanding at June 30, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2010	4,085	$962,349
Options written	5,000	696,000
Options closed	–	–
Options expired	(4,085)	(962,349)
Options exercised	–	–

Options outstanding at June 30, 2011	5,000	$696,000

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts			Options written, at value	$751,060

Total				$751,060

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$1,547,007	$–	$1,547,007

Total	$–	$–	$1,547,007	$–	$1,547,007

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(732,481)	$–	$(732,481)

Total	$–	$–	$(732,481)	$–	$(732,481)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly

20 | JUNE 30, 2011

significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the period.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

22 | JUNE 30, 2011

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Forty Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

Only the base fee rate will apply until January 2012 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 18 months. When the Portfolio’s performance-based fee structure has been in effect for at least 18 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2012 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate only.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2011.

For the period ended June 30, 2011, Janus Capital assumed $13,425 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $28,531 was paid by the Trust during the period ended June 30, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash

24 | JUNE 30, 2011

management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	$221,443,768	$(20,084,000)	$25,017	$45,980,794

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Forty Portfolio	$800,258,946	$266,141,936	$(9,598,111)	$256,543,825

Net capital loss carryovers as of December 31, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	December 31,	Accumulated
Portfolio	2011	2017	Capital Losses

Janus Aspen Forty Portfolio(1)	$(146,398,991)	$(64,279,281)	$(210,678,272)

(1)	Capital loss carryover is subject to annual limitations.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the six-month period ended June 30, 2011 (unaudited)	Janus Aspen Forty
and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	956	2,337
Reinvested dividends and distributions	30	58
Shares repurchased	(2,142)	(3,854)
Net Increase/(Decrease) in Portfolio Shares	(1,156)	(1,459)
Shares Outstanding, Beginning of Period	15,874	17,333
Shares Outstanding, End of Period	14,718	15,874
Transactions in Portfolio Shares – Service Shares
Shares sold	883	2,361
Reinvested dividends and distributions	20	35
Shares repurchased	(2,208)	(6,572)
Net Increase/(Decrease) in Portfolio Shares	(1,305)	(4,176)
Shares Outstanding, Beginning of Period	15,115	19,291
Shares Outstanding, End of Period	13,810	15,115

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$324,866,701	$413,191,573	$–	$–

8.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on

26 | JUNE 30, 2011

the Portfolio’s financial position or the results of its operations.

10.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Portfolio that it incurs for providing administration services to the Portfolio (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

28 | JUNE 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series | 29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating

30 | JUNE 30, 2011

volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 31

Notes

32 | JUNE 30, 2011

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-107	109-24-81115 08-11

SEMIANNUAL REPORT

June 30, 2011

Janus Aspen Series

Janus Aspen Global Technology Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2012. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
Janus seeks to identify strong businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our willingness to focus our investments where we feel we have differentiated research, and our commitment to delivering superior long-term results for our clients.
J. Bradley Slingerlend portfolio manager

Performance Overview

During the six months ended June 30, 2011, Janus Aspen Global Technology Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 2.71%, 2.65% and 2.59%, respectively. By comparison, the Portfolio’s secondary and primary benchmarks, the MSCI World Information Technology Index and the S&P 500 Index returned 0.90% and 6.02%, respectively.

Portfolio Manager Change

Brad Slingerlend, assistant portfolio manager and equity research analyst focusing on media and communications, was named portfolio manager of Janus Aspen Global Technology Portfolio and related strategies effective May 12. He replaces Barney Wilson, assistant director of research who was named co-portfolio manager of Janus Portfolio and related strategies. Slingerlend formerly served as co-portfolio manager of global technology strategies from January 2006 to May 2007 before taking a brief leave of absence from the firm. He returned to Janus in November 2007.

Portfolio Manager Comments

As Barney Wilson moves onto Janus Aspen Janus Portfolio and I return to managing Janus Aspen Global Technology Portfolio, I wanted to provide a quick update on what you can expect. In a nutshell, there won’t be much change. Barney and I co-managed the Janus Aspen Global Technology Portfolio previously, and I’ve worked in various capacities on the Portfolio for more than 11 years now. There’s no change to the mature team of analysts and research associates doing the deep research that we pride ourselves upon at Janus.

Our mission is straightforward: we focus on anticipating change and determining the companies which are going to win on a multi-year basis, and whose share price is below the value of its cash flows. We take a strategy and culture-based approach to investing, diving deep into what we believe are the most important factors which allow companies to transform industries and win. We leverage the strong and thoughtful research at Janus to uncover innovative companies representing our best investment ideas.

Our key themes remain smart phones and tablets. We also like companies that provide data analytics and next generation business intelligence software. In addition, we favor media content providers which benefit from rising content consumption and companies that are benefiting from new ways to shop.

This is an exciting time for technology investors. Tablets, smart phones, connected TVs, new content platforms, new ways to shop, social networks, new data sources, all contributing to a rapidly accelerating pace of change! No company in the world remains unaffected by the tremendous impact of the Internet. As I roll up my sleeves and take over management of Janus Aspen Global Technology Portfolio I see many interesting companies trading at attractive discounts to their long term value.

What a great time to be a technology consumer! With high speed networks and smart phones we have entire shopping malls and access to the world’s information in our pockets. Following several years of innovation, we believe smart phones and tablets are now entering a period of declining prices and increased unit sales. We believe this trend from technology innovation to unit penetration will drive a new set of features in software, services, and apps. New foundational platforms are proliferating and driving new businesses – Apple’s iOS, Google’s Android, LinkedIn, Facebook, Twitter, Amazon’s e-commerce and web services platforms to name a few of the most prominent. All of these companies are building ecosystems with unprecedented scale and opportunity.

Consumers can now truly consume like never before. Popular new services like Kindle, NetFlix, Hulu, or iTunes combined with new portable devices and connected TVs allow us to carry our content with us everywhere, and we are likely going to consume a lot more of it. This should place an increasing value on the scarcity of high quality premium video and written content as well as snack sized

2 | JUNE 30, 2011

(unaudited)

videos and articles produced with Internet audiences in mind.

What an exciting time to be a large company! Fifteen years after the commercialization of the Internet, many early promises of digital technology are coming true. Large enterprises can now take advantage of a plethora of new data streams and platforms. They can interact with customers in entirely new ways – anywhere, anytime. But, this rush of technology and data is producing major headaches for companies who must race to compile and analyze entirely new sources of information. As the complexity rises exponentially, a new set of tools and services likely must be purchased from enterprise technology software and service vendors.

Over the next few Global Technology updates, we will dive deeper into these exciting trends driving technology and business innovation at an unprecedented scale.

Derivatives

We used puts and calls on individual securities during the period in an attempt to limit the Portfolio’s decline during market sell-offs. These positions were a net detractor from relative performance. Over time we expect to use derivatives to take advantage of underlying volatility in the technology sector with the goal of enhancing long term returns for investors. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Detractors from Performance

Longtop Financial Technologies was our largest individual detractor. We were caught by what appears to be an issue of fraud or at least questionable accounting. The stock remains suspended so our options to liquidate the position are limited. It is impossible to assess the timing of resolution but it is our understanding the discovery process has taken several months at least in other Chinese companies with questionable financial statements.

Cisco Systems also weighed on relative performance. We decided to sell our holdings in the technology infrastructure giant as other names within the enterprise technology market appeared more attractive to us.

Finally, STR Holdings traded significantly lower during the period. This company manufactures power module encapsulants (extruded sheets and film which hold the solar module together and protect the semiconductor circuit of a solar panel), which are a vital but low-cost component of a solar module. STR Holdings produces the highest quality encapsulants in our view and therefore should benefit from the unit growth we anticipate in the solar industry.

Contributors to Performance

Individual contributors were led by Qlik Technologies. We feel this analytics software vendor will benefit from the trend of corporations using such business intelligence technology to analyze and understand both what is happening now and what is likely to happen in the future. We believe the company is well positioned in a market that has low penetration.

Teradata was also a key contributor. This leading data warehousing company, which helps customers with sophisticated analytics, has an atractive growth profile in our view. We like that the company has a good corporate culture and that it has remained committed to its core competency, which has grown in importance as more companies across most industries compete on information.

In addition, semiconductor manufacturer Atmel Corp. recorded double-digit gains. We remain attracted to the chip maker given its potential to generate high returns on capital and accelerating free cash flows. We think the company’s microcontroller products can continue to take market share.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

QLIK Technologies, Inc.	1.09%
Teradata Corp.	0.87%
Cree, Inc.	0.72%
Atmel Corp.	0.70%
CBS Corp. – Class B	0.57%

5 Bottom Performers – Holdings

Contribution

Longtop Financial Technologies, Ltd. (ADR)	–0.91%
Cisco Systems, Inc.	–0.65%
STR Holdings, Inc.	–0.62%
Tellabs, Inc.	–0.58%
Temenos Group A.G.	–0.44%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equity)	S&P 500® Index Weighting

Information Technology	2.84%	77.53%	18.33%
Health Care	0.64%	6.72%	11.19%
Consumer Discretionary	0.45%	7.86%	10.55%
Industrials	0.33%	4.05%	11.13%
Consumer Staples	0.00%	0.00%	10.47%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equity)	S&P 500® Index Weighting

Materials	–0.62%	1.78%	3.63%
Financials	–0.23%	0.43%	15.74%
Telecommunication Services	–0.12%	1.46%	3.00%
Utilities	0.00%	0.17%	3.27%
Energy	0.00%	0.00%	12.70%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

eBay, Inc. E-Commerce/Services	5.4%
Microsoft Corp. Applications Software	5.1%
ON Semiconductor Corp. Electronic Components – Semiconductors	4.2%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	4.1%
Atmel Corp. Semiconductor Components/Integrated Circuits	3.8%

22.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 4.6% for long positions and (0.2)% for short positions of total net assets.

*Includes Securities Sold Short of (2.8)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of December 31, 2010

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011						Expense Ratios – per the May 1, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	2.71%	34.60%	8.74%	2.18%	–4.25%	0.87%	0.87%(a)

Janus Aspen Global Technology Portfolio – Service Shares	2.65%	34.18%	8.50%	1.93%	–4.50%	1.13%	1.13%(b)

Janus Aspen Global Technology Portfolio – Service II Shares	2.59%	34.39%	8.53%	2.03%	–4.50%	1.11%	1.11%(b)

S&P 500® Index	6.02%	30.69%	2.94%	2.72%	0.99%

Morgan Stanley Capital International World Information Technology Index	0.90%	23.78%	4.57%	0.50%	–5.60%**

Lipper Quartile – Institutional Shares	–	3rd	2nd	1st	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Science & Technology Funds	–	24/44	17/40	6/23	4/10

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

6 | JUNE 30, 2011

(unaudited)

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility).

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, J. Bradley Slingerlend is portfolio manager of Janus Aspen Global Technology Portfolio.

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,027.10	$3.77

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,026.50	$4.97

Hypothetical (5% return before expenses)	$1,000.00	$1,019.88	$4.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,025.90	$5.02

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

†	Expenses are equal to the annualized expense ratio of 0.75% for Institutional Shares, 0.99% for Service Shares and1.00% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | JUNE 30, 2011

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Contract Amounts		Value

Common Stock – 96.4%
Advanced Materials/Production – 1.8%
154,193	STR Holdings, Inc.*	$2,300,560
Applications Software – 5.1%
254,026	Microsoft Corp.**	6,604,676
Cable/Satellite Television – 1.6%
25,830	Time Warner Cable, Inc. – Class A**	2,015,773
Commercial Services – 3.3%
98,254	Iron Mountain, Inc.	3,349,479
76,026	Live Nation, Inc.*	872,018
		4,221,497
Computer Aided Design – 1.0%
24,701	ANSYS, Inc.*	1,350,404
Computer Software – 0.6%
40,211	Cornerstone OnDemand, Inc.*	709,724
Computers – Integrated Systems – 2.5%
53,871	Teradata Corp.*,**	3,243,034
Computers – Memory Devices – 4.8%
164,071	EMC Corp.*,**	4,520,156
32,056	NetApp, Inc.*	1,691,916
		6,212,072
Consulting Services – 1.6%
51,856	Gartner, Inc.*	2,089,278
E-Commerce/Products – 2.1%
13,172	Amazon.com, Inc.*	2,693,542
E-Commerce/Services – 6.8%
23,529	Ctrip.com International, Ltd. (ADR)*	1,013,629
216,933	eBay, Inc.*,**	7,000,428
3,200	Netflix, Inc.*	840,608
		8,854,665
Educational Software – 1.5%
45,484	Blackboard, Inc.*	1,973,551
Electric Products – Miscellaneous – 0.2%
3,650	LG Electronics, Inc.	284,920
Electronic Components – Miscellaneous – 4.1%
146,657	TE Connectivity, Ltd. (U.S. Shares)**	5,391,111
Electronic Components – Semiconductors – 5.0%
73,490	ARM Holdings PLC	694,928
10,365	Avago Technologies, Ltd.	393,870
521,567	ON Semiconductor Corp.*,**	5,460,806
		6,549,604
Electronic Connectors – 3.1%
73,736	Amphenol Corp. – Class A	3,981,007
Electronic Forms – 2.1%
87,809	Adobe Systems, Inc.*	2,761,593
Electronics – Military – 1.3%
59,693	Ultra Electronics Holdings PLC	1,643,824
Enterprise Software/Services – 10.3%
103,327	Autonomy Corp. PLC*	2,830,513
20,284	Aveva Group PLC	557,598
79,809	Oracle Corp.**	2,626,514
144,242	QLIK Technologies, Inc.*,**	4,912,883
136,000	Totvs S.A.	2,510,286
		13,437,794
Independent Power Producer – 1.0%
53,620	NRG Energy, Inc.*	1,317,980
Industrial Automation and Robotics – 3.3%
25,849	Fanuc Corp.	4,311,167
Internet Applications Software – 2.7%
115,425	Vocus, Inc.*	3,533,159
Internet Content – Entertainment – 0.7%
25,183	Youku.com, Inc.*	865,036
Internet Content – Information/News – 0.3%
3,545	LinkedIn Corp.*	319,369
Internet Gambling – 1.6%
882,044	Bwin.Party Digital Entertainment PLC*	2,127,271
Internet Incubators – 0.2%
7,505	Homeaway, Inc.*	290,444
Medical – Biomedical and Genetic – 4.3%
51,195	Celgene Corp.*	3,088,082
54,281	Myriad Genetics, Inc.*	1,232,722
24,221	Vertex Pharmaceuticals, Inc.*	1,259,250
		5,580,054
Medical Information Systems – 2.1%
67,775	athenahealth, Inc.*	2,785,552
Multimedia – 2.5%
73,980	News Corp. – Class A	1,309,446
48,230	Walt Disney Co.**	1,882,899
		3,192,345
Networking Products – 0.8%
34,195	Juniper Networks, Inc.*	1,077,143
Semiconductor Components/Integrated Circuits – 6.3%
356,520	Atmel Corp.*	5,016,237
1,268,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,210,913
		8,227,150
Semiconductor Equipment – 1.9%
68,063	ASML Holding N.V.	2,507,337
Telecommunication Equipment – 1.2%
331,070	Tellabs, Inc.	1,526,233
Telecommunication Services – 3.0%
129,786	Amdocs, Ltd. (U.S. Shares)*	3,944,197
Television – 1.2%
54,072	CBS Corp. – Class B	1,540,511
Toys – 0.5%
3,732	Nintendo Co., Ltd.	702,944
Transactional Software – 0.2%
62,381	Longtop Financial Technologies, Ltd. (ADR)*,ß,	91,700
3,225	Solera Holdings, Inc.	190,791
		282,491
Web Portals/Internet Service Providers – 1.0%
65,943	AOL, Inc.*	1,309,628
Wireless Equipment – 2.8%
46,114	Crown Castle International Corp.*	1,880,990
24,993	Qualcomm, Inc.**	1,419,352
26,931	Telefonaktiebolaget L.M. Ericsson (ADR)	387,268
		3,687,610

Total Common Stock (cost $107,031,742)		125,446,250

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Contract Amounts		Value

Purchased Option – Put – 0.1%
2,527	Credit Suisse Tech Custom Basket Swap expires September 2011 exercise price $46.97 (premiums paid $574,690)	$118,769

Money Market – 3.4%
4,408,059	Janus Cash Liquidity Fund LLC, 0% (cost $4,408,059)	4,408,059

Total Investments (total cost $112,014,491) – 99.9%		129,973,078

Securities Sold Short – (2.8)%
Common Stocks Sold Short – (2.8)%
Applications Software – (0.5)%
7,895	Citrix Systems, Inc.*	(631,600)
Computer Services – (0.8)%
11,662	Atos Origin S.A.	(658,907)
24,210	Wipro, Ltd.	(318,846)
		(977,753)
Internet Security – (0.5)%
34,760	Symantec Corp.*	(685,467)
Printing – Commercial – (0.5)%
21,205	Valassis Communications, Inc.*	(642,512)
Semiconductor Equipment – (0.5)%
12,300	Tokyo Electron, Ltd.	(671,134)

Total Securities Sold Short (proceeds $3,597,449 )		(3,608,466)

Cash, Receivables and Other Assets, net of Liabilities – 2.9%		3,781,360

Net Assets – 100%		$130,145,972

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$2,510,286	1.9%
Cayman Islands	1,970,365	1.5%
Gibraltar	2,127,271	1.6%
Guernsey	3,944,197	3.0%
Japan	5,014,111	3.9%
Netherlands	2,507,337	1.9%
Singapore	393,870	0.3%
South Korea	284,920	0.2%
Sweden	387,268	0.3%
Switzerland	5,391,111	4.2%
Taiwan	3,210,913	2.5%
United Kingdom	5,726,863	4.4%
United States††	96,504,566	74.3%

Total	$129,973,078	100.0%

††	Includes Cash Equivalents (70.9% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
	Value	Sold Short

France	$(658,907)	18.3%
India	(318,846)	8.8%
Japan	(671,134)	18.6%
United States	(1,959,579)	54.3%

Total	$(3,608,466)	100.0%

Forward Currency Contracts, Open

			Unrealized
Counterparty/Currency Sold and	Currency	Currency	Appreciation/
Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Euro 8/18/11	289,000	$463,470	$(995)
Japanese Yen 8/18/11	79,000,000	981,786	2,050

		1,445,256	1,055

HSBC Securities (USA), Inc.:
Euro 8/25/11	520,000	833,845	(1,312)
Japanese Yen 8/25/11	92,000,000	1,143,395	(3,823)

		1,977,240	(5,135)

JPMorgan Chase & Co.:
Euro 8/4/11	280,000	449,124	7,685
Japanese Yen 8/4/11	87,100,000	1,082,355	2,773

		1,531,479	10,458

Total		$4,953,975	$6,378

Schedule of Written Options – Calls	Value

Amdocs, Ltd. (U.S. Shares) expires October 2011 335 contracts exercise price $32.50	$(22,340)
Credit Suisse Tech Custom Basket Swap expires September 2011 2,527 contracts exercise price $51.91	(747,992)
Oracle Corp. expires September 2011 155 contracts exercise price $36.00	(6,848)
Qualcomm, Inc. expires October 2011 65 contracts exercise price $60.00	(12,734)
Teradata Corp. expires October 2011 70 contracts exercise price $60.00	(27,797)
Teradata Corp. expires October 2011 70 contracts exercise price $65.00	(13,257)

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Value

Schedule of Written Options – Calls – (continued)
Time Warner Cable, Inc. expires October 2011 70 contracts exercise price $80.00	$(18,098)
Walt Disney Co. expires October 2011 125 contracts exercise price $43.00	(6,935)

Total Written Options – Calls (premiums received $297,450 )	$(856,001)

Schedule of Written Options – Puts
Amazon.com, Inc. expires October 2011 50 contracts exercise price $155.00	$(12,103)
eBay, Inc. expires October 2011 435 contracts exercise price $28.00	(44,361)
Microsoft Corp. expires September 2011 650 contracts exercise price $22.00	(12,004)
Microsoft Corp. expires September 2011 650 contracts exercise price $23.00	(18,773)
Youku.com, Inc. expires September 2011 78 contracts exercise price $24.00	(21,762)

Total Written Options – Puts (premiums received $199,897 )	$(109,003)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
Global
As of June 30, 2011 (unaudited)	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$112,014
Unaffiliated investments at value	$125,565
Affiliated investments at value	4,408
Cash	46
Cash denominated in foreign currency(1)	40
Restricted cash (Note 1)	300
Deposits with broker for short sales	3,597
Receivables:
Investments sold	1,877
Portfolio shares sold	47
Dividends	148
Non-interested Trustees’ deferred compensation	3
Other assets	4
Forward currency contracts	13
Total Assets	136,048
Liabilities:
Payables:
Short sales, at value(2)	3,608
Options written, at value(3)	965
Investments purchased	1,037
Portfolio shares repurchased	113
Advisory fees	67
Distribution fees and shareholder servicing fees	26
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	76
Forward currency contracts	6
Total Liabilities	5,902
Net Assets	$130,146
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$119,158
Undistributed net investment loss*	(479)
Undistributed net realized loss from investment and foreign currency transactions*	(6,021)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	17,488
Total Net Assets	$130,146
Net Assets - Institutional Shares	$5,032
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	887
Net Asset Value Per Share	$5.68
Net Assets - Service Shares	$93,890
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,162
Net Asset Value Per Share	$5.81
Net Assets - Service II Shares	$31,224
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,257
Net Asset Value Per Share	$5.94

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $40,304
(2)	Includes proceeds of 3,597,449 on short sales.
(3)	Includes premiums of $497,347 on written options.

See Notes to Financial Statements.

12 | JUNE 30, 2011

Statement of Operations

Janus Aspen
Global
For the six-month period ended June 30, 2011 (unaudited)	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest proceeds from short sales	$–
Dividends	565
Dividends from affiliates	5
Foreign tax withheld	(29)
Total Investment Income	541
Expenses:
Advisory fees	479
Shareholder reports expense	21
Transfer agent fees and expenses	1
Registration fees	–
Professional fees	15
Non-interested Trustees’ fees and expenses	2
Short sales dividend expense	11
Custodian fees	16
Short sales interest expense	–
Stock loan fees	5
Distribution fees and shareholder servicing fees - Service Shares	135
Distribution fees and shareholder servicing fees - Service II Shares	45
Other expenses	8
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	738
Expense and Fee Offset	–
Net Expenses	738
Net Investment Loss	(197)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	18,807(1)
Net realized gain from short sales	822
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(15,158)
Net Gain on Investments	4,471
Net Increase in Net Assets Resulting from Operations	$4,274

(1)	Includes $3,138,154 of realized gains resulting from a redemption-in-kind during the six-month period ended June 30, 2011 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Global Technology
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment loss	$(197)	$(616)
Net realized gain from investment and foreign currency transactions	18,807	22,983
Net realized gain/(loss) from short sales	822	(1,129)
Net realized gain from written options contracts	–	293
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(15,158)	6,588
Net Increase in Net Assets Resulting from Operations	4,274	28,119
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	2,128	2,433
Service Shares	6,973	15,031
Service II Shares	15,155	14,114
Redemption Fees
Service II Shares	25	17
Shares Repurchased(1)
Institutional Shares	(2,011)	(1,277)
Service Shares	(29,461)	(24,167)
Service II Shares	(15,304)	(7,181)
Net Decrease from Capital Share Transactions	(22,495)	(1,030)
Net Increase/(Decrease) in Net Assets	(18,221)	27,089
Net Assets:
Beginning of period	148,367	121,278
End of period	$130,146	$148,367

Undistributed Net Investment Loss*	$(479)	$(283)

*	See Note 5 in Notes to Financial Statements.
(1)	During the six-month period ended June 30, 2011, Janus Aspen Global Technology Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $12,434,999 and $865,446, respectively, at the date of redemption.

See Notes to Financial Statements.

14 | JUNE 30, 2011

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Global Technology Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$5.53	$4.43	$2.82	$5.02	$4.13	$3.82
Income from Investment Operations:
Net investment income/(loss)	–	(.04)	(.04)	.09	–	.03
Net gain/(loss) on investments (both realized and unrealized)	.15	1.14	1.65	(2.28)	.91	.28
Total from Investment Operations	.15	1.10	1.61	(2.19)	.91	.31
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.01)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(.01)	(.02)	–
Net Asset Value, End of Period	$5.68	$5.53	$4.43	$2.82	$5.02	$4.13
Total Return**	2.71%	24.83%	57.09%	(43.70)%	22.07%	8.12%
Net Assets, End of Period (in thousands)	$5,032	$4,803	$2,835	$1,395	$4,093	$2,673
Average Net Assets for the Period (in thousands)	$5,396	$3,825	$2,218	$3,000	$3,293	$2,823
Ratio of Gross Expenses to Average Net Assets***(1)	0.75%(2)	0.87%(2)	0.95%(2)	0.85%(2)	0.82%(2)	0.83%
Ratio of Net Expenses to Average Net Assets***(1)	0.75%(2)	0.87%(2)	0.95%(2)	0.85%(2)	0.82%(2)	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	(0.23)%	(0.31)%	0.04%(3)	0.70%	0.13%
Portfolio Turnover Rate***	102%	79%	101%	92%	67%	89%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Global Technology Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$5.66	$4.55	$2.90	$5.18	$4.27	$3.96
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)	–	–	.02	–
Net gain/(loss) on investments (both realized and unrealized)	.16	1.12	1.65	(2.28)	.91	.31
Total from Investment Operations	.15	1.11	1.65	(2.28)	.93	.31
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	(.02)	–
Net Asset Value, End of Period	$5.81	$5.66	$4.55	$2.90	$5.18	$4.27
Total Return**	2.65%	24.40%	56.90%	(43.97)%	21.70%	7.83%
Net Assets, End of Period (in thousands)	$93,890	$112,809	$99,472	$62,274	$137,367	$132,281
Average Net Assets for the Period (in thousands)	$108,911	$101,085	$78,097	$101,523	$133,221	$134,175
Ratio of Gross Expenses to Average Net Assets***(1)	0.99%(2)	1.13%(2)	1.22%(2)	1.11%(2)	1.07%(2)	1.08%
Ratio of Net Expenses to Average Net Assets***(1)	0.99%(2)	1.13%(2)	1.22%(2)	1.11%(2)	1.07%(2)	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	(0.50)%	(0.56)%	(0.23)%(3)	0.39%	(0.12)%
Portfolio Turnover Rate***	102%	79%	101%	92%	67%	89%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.73% and 0.73%, respectively, in 2011, 0.76% and 0.76%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009, 0.85% and 0.85%, respectively, in 2008, 0.82% and 0.82%, respectively, in 2007 for Institutional Shares and 0.97% and 0.97%, respectively, in 2011, 1.02% and 1.02%, respectively, in 2010, 1.18% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Institutional Shares and 0.02% for Service Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights  (continued)

Service II Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Global Technology Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$5.79	$4.65	$2.96	$5.28	$4.35	$4.03
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)	–	–	.02	–
Net gain/(loss) on investments (both realized and unrealized)	.16	1.15	1.69	(2.32)	.93	.32
Total from Investment Operations	.15	1.14	1.69	(2.32)	.95	.32
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(1)	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	–	–	–	–	(.02)	–
Net Asset Value, End of Period	$5.94	$5.79	$4.65	$2.96	$5.28	$4.35
Total Return**	2.59%	24.52%	57.09%	(43.89)%	21.75%	7.94%
Net Assets, End of Period (in thousands)	$31,224	$30,755	$18,971	$11,844	$26,188	$24,868
Average Net Assets for the Period (in thousands)	$36,534	$20,569	$16,142	$19,274	$25,482	$25,605
Ratio of Gross Expenses to Average Net Assets***(2)	1.00%(3)	1.11%(3)	1.20%(3)	1.11%(3)	1.07%(3)	1.08%
Ratio of Net Expenses to Average Net Assets***(2)	1.00%(3)	1.11%(3)	1.20%(3)	1.11%(3)	1.07%(3)	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	(0.47)%	(0.54)%	(0.24)%(4)	0.39%	(0.13)%
Portfolio Turnover Rate***	102%	79%	101%	92%	67%	89%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Redemption fees aggregated less than $.01 on a per share basis.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, in 2011, 0.99% and 0.99%, respectively, in 2010, 1.17% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

16 | JUNE 30, 2011

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Science & Technology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

°° ∞  Schedule of Fair Valued Securities (as of June 30, 2011)

		Value as a
	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Longtop Financial Technologies, Ltd. (ADR)	91,700	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
E-Commerce/Services	$7,841,036	$1,013,629	$–
Electric Products – Miscellaneous	–	284,920	–
Electronic Components – Semiconductors	5,854,676	694,928	–
Electronics – Military	–	1,643,824	–
Enterprise Software/Services	10,049,683	3,388,111	–
Industrial Automation and Robotics	–	4,311,167	–
Internet Content – Entertainment	–	865,036	–
Internet Gambling	–	2,127,271	–
Semiconductor Components/Integrated Circuits	5,016,237	3,210,913	–
Semiconductor Equipment	–	2,507,337	–
Toys	–	702,944	–
Transactional Software	190,791	–	91,700
Wireless Equipment	3,300,342	387,268	–
All Other	71,964,437	–	–

Money Market	–	4,408,059	–

Total Investments in Securities	$104,217,202	$25,545,407	$91,700

Investments in Purchased Options:	$–	$118,769	$–

Investments in Securities Sold Short:
Computer Services	$–	$(977,753)	$–
Semiconductor Equipment	–	(671,134)	–
All Other	(1,959,579)	–	–

Total Investments in Securities Sold Short	$(1,959,579)	$(1,648,887)	$–

Janus Aspen Series | 17

Notes to Schedule of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Other Financial Instruments(b):	$–	$(958,626)	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the period ended June 30, 2011)

			Change in			Transfers
	Balance as of		Unrealized			In and/or
	December	Realized	Appreciation/			Out of	Balance as of
	31, 2010	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3(c)	June 30, 2011

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
Transactional Software	$–	$(106,462)	$(2,043,680)	$569,604	$(152,138)	$1,824,376	$91,700

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.
(c)	Amounts transferred in to Level 3 represent the value of Longtop Financial Technologies, Ltd. (ADR) as of the beginning of the fiscal year. Upon the review of significant events within the company by the Global Pricing Committee, it was determined that a fair value price should be applied using the per share value of the net cash position.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$50,028,528

18 | JUNE 30, 2011

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

20 | JUNE 30, 2011

repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of June 30, 2011, Janus Aspen Global Technology Portfolio had restricted cash in the amount of $300,000. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at June 30, 2011. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Global Technology Portfolio	$11,726,636	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

22 | JUNE 30, 2011

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2011 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2010	–	$–
Options written	3,417	297,450
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2011	3,417	$297,450

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2010	–	$–
Options written	1,863	199,897
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2011	1,863	$199,897

24 | JUNE 30, 2011

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$118,769	Options written, at value	$965,004
Foreign Exchange Contracts	Forward currency contracts	12,508	Forward currency contracts	6,130

Total		$131,277		$971,134

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(311,392)	$–	$(311,392)

Foreign Exchange Contracts	–	–	–	(317,275)	(317,275)

Total	$–	$–	$(311,392)	$(317,275)	$(628,667)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(676,681)	$–	$(676,681)

Foreign Exchange Contracts	–	–	–	127,858	127,858

Total	$–	$–	$(676,681)	$127,858	$(548,823)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the

26 | JUNE 30, 2011

Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the period.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. As of June 30, 2011, Janus Aspen Global Technology Portfolio had deposits with brokers of $3,597,449. The deposits represent restricted cash held as collateral in relation to short sales.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2012 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Portfolio	Expense Limit (%)

Janus Aspen Global Technology Portfolio	0.95

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in

28 | JUNE 30, 2011

“Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2011.

For the period ended June 30, 2011, Janus Capital assumed $13,425 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $28,531 was paid by the Trust during the period ended June 30, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the period ended June 30, 2011 were $24,831 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	$40,455,858	$(44,797,969)	$4,852	$4,408,059

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Global Technology Portfolio	$112,495,128	$22,569,173	$(5,091,223)	$17,477,950

Information on the tax components of securities sold short as of June 30, 2011 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized
Portfolio	Securities Sold Short	(Appreciation)	Depreciation	Net Tax Depreciation

Janus Aspen Global Technology Portfolio	$(3,597,449)	$23,131	$(34,148)	$(11,017)

Net capital loss carryovers as of December 31, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2011	2012	2017	Capital Losses

Janus Aspen Global Technology Portfolio	$(8,794,052)	$(1,233,946)	$(15,445,861)	$(25,473,859)

30 | JUNE 30, 2011

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2011 (unaudited)
and each fiscal year ended December 31

Janus Aspen Global
Technology Portfolio

Institutional Shares
2011	0.75%
2010	0.87%
2009	0.95%
2008	0.85%
2007	0.82%
2006	0.83%

Service Shares
2011	0.99%
2010	1.13%
2009	1.22%
2008	1.11%
2007	1.07%
2006	1.08%

Service II Shares
2011	1.00%
2010	1.11%
2009	1.20%
2008	1.11%
2007	1.07%
2006	1.08%

7.	Capital Share Transactions

For the six-month period ended June 30, 2011 (unaudited)	Janus Aspen Global
and the fiscal year ended December 31, 2010	Technology Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	373	512
Reinvested dividends and distributions	–	–
Shares repurchased	(355)	(283)
Net Increase/(Decrease) in Portfolio Shares	18	229
Shares Outstanding, Beginning of Period	869	640
Shares Outstanding, End of Period	887	869
Transactions in Portfolio Shares – Service Shares
Shares sold	1,195	3,111
Reinvested dividends and distributions	–	–
Shares repurchased	(4,947)	(5,043)
Net Increase/(Decrease) in Portfolio Shares	(3,752)	(1,932)
Shares Outstanding, Beginning of Period	19,914	21,846
Shares Outstanding, End of Period	16,162	19,914

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended June 30, 2011 (unaudited)	Janus Aspen Global
and the fiscal year ended December 31, 2010	Technology Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Service II Shares
Shares sold	2,474	2,712
Reinvested dividends and distributions	–	–
Shares repurchased	(2,532)	(1,479)
Net Increase/(Decrease) in Portfolio Shares	(58)	1,233
Shares Outstanding, Beginning of Period	5,315	4,082
Shares Outstanding, End of Period	5,257	5,315

8.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$71,855,229	$91,699,936	$–	$–

9.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Portfolio adopted the disclosure and is disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on the Portfolio’s financial position or the results of its operations.

11.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Portfolio that it incurs for providing administration services to the Portfolio (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

32 | JUNE 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2010. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared

34 | JUNE 30, 2011

but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | JUNE 30, 2011

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-107	109-24-81119 08-11

SEMIANNUAL REPORT

June 30, 2011

Janus Aspen Series

Janus Aspen Janus Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

Portfolio Snapshot
We seek to deliver strong risk-adjusted returns over an entire market cycle by managing a diversified, moderately positioned, classic large cap growth portfolio. We look for durable franchises with consistent free cash flow growth, high and improving returns, diversified revenue streams and properly incentivized management teams.
Jonathan Coleman lead co-portfolio manager	Barney Wilson co-portfolio manager

Performance Review

For the six-month period ended June 30, 2011, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 4.28% and 4.14%, respectively, Meanwhile, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 6.83% and its secondary benchmark, the S&P 500 Index, returned 6.02%.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio. Derivatives, primarily options, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy detracted from performance.

Economic Overview

U.S. equity markets began 2011 on a bullish note as strong corporate earnings and economic data lifted investor confidence. However, unrest in the Middle East, the tragic natural disaster in Japan and softening economic data in the U.S. all resulted in pressure on equities later in the period. The housing market remained weak while the unemployment rate rose to over 9%, raising concerns that economic growth has hit a soft patch. Despite these pressures, equities finished the period higher, largely due to gains achieved in the first three months of the year. Mid-cap and large-cap indices outperformed small caps, while growth-style indices topped value across most of the market spectrum. Health care and energy led the Russell 1000 Growth Index higher, while telecommunications and materials underperformed. Commodities were mixed, led by gains in gasoline, heating oil and silver, while most agricultural commodities fell.

The Portfolio’s underperformance was driven by selections within financials and information technology. On the upside, our selections within consumer discretionary contributed to relative results.

Detractors from Relative Performance

Google declined. We sold the position towards the end of the period as we believe the company’s longer term competitive moat could be threatened by changes in how Internet users are looking for information. This, coupled with our belief that Google’s search activity is slowing, as well as the potential for increasing competitive intensity in mobile search, led us to other opportunities that we felt were more attractive.

Cisco Systems retreated during the period. Shares of the networking equipment company have fallen due to concerns about deteriorating gross margins and a slowdown in public spending on information technology, among other factors. While the company may be well positioned to benefit from increasing data usage and Internet traffic, we sold the position to invest in what we felt were more attractive risk-reward opportunities.

Microsoft was also weak. The software company is trading at a very compelling valuation, in our view. We like Microsoft’s position in cloud-based computing, improved competitive position in search and online services, and software renewal cycles. These are multiyear growth opportunities that we believe the market has not fully recognized in the stock’s valuation.

Contributors to Relative Performance

CBS was the top contributor to relative results. We have confidence in the company’s management to execute on several meaningful, high-margin growth revenue opportunities. We believe the company also offers good exposure to the recovery in advertising, which should continue as long as the economy continues its slow but stable growth trend. As a large content owner and producer, we think CBS will benefit from the growth of

2 | JUNE 30, 2011

(unaudited)

video content on new online platforms, wireless networks and mobile devices.

Shares of eBay performed well. The company’s strategy is evolving to be an end-to-end technology platform to multi-channel retailers. Its PayPal business has continued to expand, with more than 50% of revenues now coming from external eBay sources. The company’s marketplace business has improved, in our view, and it has made a string of acquisitions that we believe will enable it to offer a multi-channel retail strategy for matching buyers and sellers. We think this represents an attractive long-term opportunity for the firm.

IBM was a key contributor as well. We believe the market underestimates the significant amount of free cash flow the company is likely to generate. IBM’s services business is one of the dominant franchises in technology and is likely to see steady growth in the coming years.

Outlook

Thematically, we continue to look for companies with secular growth and tailwinds that we think will allow them to outperform other large cap stocks. While macro issues matter, they do not heavily influence our stock selection. We have increased our energy exposure, for example, based on our analysts’ views that the oil-and-gas services companies look well-positioned in this environment. Natural gas and liquid molecules are becoming more challenging to extract from the earth (increasing services requirements), and global energy demand is growing at a steady pace. We think this is a multi-year opportunity and that companies we have identified will benefit.

We’re also highly enthusiastic about the growth of the middle class in emerging markets. Rising Gross Domestic Product per capita in emerging markets is changing the behavior of consumers, and we think demand for luxury and higher-end goods will continue to increase as a result of shifting consumption patterns. We have increased our exposure to businesses that we believe benefit from these themes, including luxury goods makers Prada and Compagnie Financiere Richemont (which owns the Cartier and Piaget brands). We also think industrial intensity will increase in many emerging markets, which could benefit holdings such as Praxair, a U.S. industrial firm that sells gases to companies and plants outside the U.S.

For the next few years, we think markets will continue to be volatile. Policy makers in the U.S. have fewer options to stimulate growth, due to high debt levels and deficits, and we are bracing for a macro-driven environment as these issues are resolved. The backdrop makes it critical, we think, to focus on companies that are gaining market share, have secular growth and don’t necessarily need a big macro tailwind or defensive characteristics to outperform.

Performance of large-cap stocks has been disappointing in recent years as investors have gravitated to higher beta, smaller-cap companies. Starting points matter, however, and valuations for large caps look historically low. Fundamental performance has been reasonably good for companies in the Portfolio, and many of them have attractive growth opportunities from operations outside the U.S. Balance sheets for our companies are generally strong, moreover, and many of our holdings have amassed large piles of cash that they can deploy for higher dividends, share buybacks or acquisitions. When the cycle turns toward large caps, we think they will outperform for years.

Thank you for your investment in Janus Aspen Janus Portfolio.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

CBS Corp. – Class B	0.78%
International Business Machines Corp.	0.45%
eBay, Inc.	0.43%
Covidien PLC (U.S. Shares)	0.38%
Philip Morris International, Inc.	0.33%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.65%
Google Inc. – Class A	–0.46%
Microsoft Corp.	–0.35%
Medco Health Solutions, Inc.	–0.28%
Crown Castle International Corp.	–0.24%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	1.59%	11.27%	14.42%
Health Care	1.33%	16.19%	9.90%
Consumer Staples	0.80%	7.89%	9.54%
Industrials	0.77%	8.18%	13.41%
Energy	0.62%	11.86%	11.49%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	–0.95%	7.74%	4.75%
Telecommunication Services	–0.24%	3.13%	0.82%
Materials	–0.17%	4.92%	5.05%
Information Technology	–0.08%	28.82%	30.54%
Utilities	0.00%	0.00%	0.08%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | JUNE 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

eBay, Inc. E-Commerce/Services	4.0%
Oracle Corp. Enterprise Software/Services	2.9%
Apple, Inc. Computers	2.9%
Medco Health Solutions, Inc. Pharmacy Services	2.8%
Celgene Corp. Medical – Biomedical and Genetic	2.5%

15.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 1.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of December 31, 2010

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011						Expense Ratios – per the May 1, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	4.28%	26.19%	4.47%	1.23%	7.04%	0.70%

Janus Aspen Janus Portfolio – Service Shares	4.14%	25.84%	4.22%	0.98%	6.75%	0.92%

Russell 1000® Growth Index	6.83%	35.01%	5.33%	2.24%	7.49%

S&P 500® Index	6.02%	30.69%	2.94%	2.72%	8.12%

Core Growth Index	13.39%	32.84%	4.15%	2.50%	7.85%

Lipper Quartile – Institutional Shares	–	4th	2nd	3rd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	226/244	96/197	83/118	17/27

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

6 | JUNE 30, 2011

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, Barney Wilson is co-portfolio manager of Janus Aspen Janus Portfolio.

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,042.80	$3.49

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,041.40	$4.76

Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71

†	Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares and 0.94% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares		Value

Common Stock – 98.3%
Apparel Manufacturers – 1.6%
41,755	Polo Ralph Lauren Corp.	$5,537,130
166,500	Prada SpA*,**	1,004,585
625,800	Prada SpA (ADR)*,**	3,775,790
		10,317,505
Applications Software – 2.4%
588,215	Microsoft Corp.	15,293,590
Athletic Footwear – 0.5%
34,160	NIKE, Inc. – Class B	3,073,717
Brewery – 1.4%
154,443	Anheuser-Busch InBev N.V.**	8,954,406
2,113,456	Anheuser-Busch InBev N.V. – VVPR Strip*,**	12,258
		8,966,664
Cable/Satellite Television – 0.8%
67,100	Time Warner Cable, Inc. – Class A	5,236,484
Casino Hotels – 0.9%
584,189	Crown, Ltd.	5,607,879
Casino Services – 0.9%
319,540	International Game Technology	5,617,513
Chemicals – Diversified – 3.3%
139,775	E.I. du Pont de Nemours & Co.	7,554,839
132,237	K+S A.G.**	10,161,875
83,975	LyondellBasell Industries N.V.**	3,234,717
		20,951,431
Commercial Services – Finance – 1.0%
102,390	Verisk Analytics, Inc.*	3,544,742
150,005	Western Union Co.	3,004,600
		6,549,342
Computer Services – 2.4%
90,300	International Business Machines Corp.	15,490,965
Computers – 2.9%
54,300	Apple, Inc.*,**	18,226,881
Computers – Integrated Systems – 1.4%
148,515	Teradata Corp.*	8,940,603
Computers – Memory Devices – 2.3%
528,520	EMC Corp.*	14,560,726
Cosmetics and Toiletries – 1.2%
86,710	Colgate-Palmolive Co.	7,579,321
Dialysis Centers – 0.7%
51,660	DaVita, Inc.*	4,474,273
Diversified Banking Institutions – 2.4%
79,848	Citigroup, Inc.	3,324,871
131,460	JPMorgan Chase & Co.	5,381,972
290,065	Morgan Stanley	6,674,396
		15,381,239
Diversified Operations – 1.6%
59,570	Danaher Corp.	3,156,614
140,285	Tyco International, Ltd. (U.S. Shares)	6,934,288
		10,090,902
E-Commerce/Products – 1.1%
34,820	Amazon.com, Inc.*	7,120,342
E-Commerce/Services – 4.7%
802,015	eBay, Inc.*,**	25,881,024
15,965	Netflix, Inc.*	4,193,846
		30,074,870
Electronic Components – Miscellaneous – 1.3%
229,275	TE Connectivity, Ltd. (U.S. Shares)	8,428,149
Electronic Components – Semiconductors – 1.0%
616,634	ON Semiconductor Corp.*	6,456,158
Electronic Connectors – 1.1%
132,385	Amphenol Corp. – Class A	7,147,466
Electronic Forms – 0.9%
189,800	Adobe Systems, Inc.*	5,969,210
Enterprise Software/Services – 2.9%
556,150	Oracle Corp.	18,302,896
Finance – Investment Bankers/Brokers – 0.5%
214,735	Charles Schwab Corp.	3,532,391
Industrial Automation and Robotics – 1.1%
43,500	Fanuc Corp.	7,255,048
Industrial Gases – 1.6%
94,105	Praxair, Inc.	10,200,041
Instruments – Controls – 0.6%
102,047	Sensata Technologies Holding N.V.*,**	3,842,070
Investment Management and Advisory Services – 1.3%
132,890	T. Rowe Price Group, Inc.	8,018,583
Life and Health Insurance – 1.2%
73,260	AFLAC, Inc.	3,419,777
380,722	Prudential PLC**	4,399,135
		7,818,912
Medical – Biomedical and Genetic – 3.6%
266,716	Celgene Corp.*	16,088,309
131,626	Vertex Pharmaceuticals, Inc.*	6,843,236
		22,931,545
Medical – Drugs – 5.0%
222,730	Bristol-Myers Squibb Co.	6,450,261
246,375	Endo Pharmaceuticals Holdings, Inc.*	9,896,884
765,790	Pfizer, Inc.	15,775,274
		32,122,419
Medical – Generic Drugs – 0.9%
236,985	Mylan, Inc.*	5,846,420
Medical – Wholesale Drug Distributors – 0.9%
139,755	AmerisourceBergen Corp.	5,785,857
Medical Instruments – 0.2%
26,685	St. Jude Medical, Inc.	1,272,341
Medical Products – 2.4%
286,400	Covidien PLC (U.S. Shares)**	15,245,072
Metal Processors and Fabricators – 1.5%
56,670	Precision Castparts Corp.	9,330,715
Multimedia – 1.4%
227,820	Walt Disney Co.	8,894,093
Oil – Field Services – 4.2%
139,805	Baker Hughes, Inc.	10,144,251
201,190	Halliburton Co.**	10,260,690
76,200	Schlumberger, Ltd. (U.S. Shares)	6,583,680
		26,988,621

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares		Value

Oil and Gas Drilling – 0.9%
82,510	Helmerich & Payne, Inc.	$5,455,561
Oil Companies – Exploration and Production – 6.1%
62,115	Apache Corp.	7,664,370
150,480	Canadian Natural Resources, Ltd.	6,299,093
76,845	EOG Resources, Inc.	8,034,145
128,240	Occidental Petroleum Corp.	13,342,089
413,500	OGX Petroleo e Gas Participacoes S.A.*	3,866,542
		39,206,239
Oil Companies – Integrated – 1.5%
126,225	Hess Corp.	9,436,581
Oil Field Machinery and Equipment – 0.6%
71,294	Dresser-Rand Group, Inc.*	3,832,053
Pharmacy Services – 2.8%
313,235	Medco Health Solutions, Inc.*	17,704,042
Pipelines – 1.4%
201,776	Enterprise Products Partners L.P.	8,718,741
Retail – Apparel and Shoe – 1.3%
223,220	Limited Brands, Inc.	8,582,809
Retail – Drug Store – 1.4%
209,390	Walgreen Co.	8,890,699
Retail – Jewelry – 1.5%
150,680	Cie Financiere Richemont S.A.	9,869,896
Retail – Major Department Stores – 1.3%
176,120	Nordstrom, Inc.	8,267,073
Semiconductor Components/Integrated Circuits – 1.6%
263,593	Atmel Corp.*	3,708,753
2,652,942	Taiwan Semiconductor Manufacturing Co., Ltd.	6,717,955
		10,426,708
Steel – Producers – 0.6%
92,870	Nucor Corp.	3,828,101
Telecommunication Equipment – 0%
329	Nortel Networks Corp. (U.S. Shares)*	16
Telecommunication Services – 1.1%
223,145	Amdocs, Ltd. (U.S. Shares)*,**	6,781,377
Television – 2.1%
461,145	CBS Corp. – Class B	13,138,021
Tobacco – 1.4%
137,895	Philip Morris International, Inc.	9,207,249
Toys – 0.9%
199,680	Mattel, Inc.	5,489,203
Transportation – Railroad – 1.3%
82,270	Union Pacific Corp.	8,588,988
Transportation – Services – 2.2%
109,590	C.H. Robinson Worldwide, Inc.	8,640,076
105,855	Expeditors International of Washington, Inc.	5,418,717
		14,058,793
Wireless Equipment – 1.2%
186,070	Crown Castle International Corp.*	7,589,795

Total Common Stock (cost $497,765,082)		628,014,199

Exchange – Traded Funds – 1.0%
Commodity – 1.0%
28,730	SPDR Gold Trust (ETF)*	4,194,006
161,403	Sprott Physical Gold Trust (ETF)	2,106,309

Total Exchange – Traded Funds (cost $6,018,882)		6,300,315

Money Market – 1.2%
7,594,881	Janus Cash Liquidity Fund LLC, 0% (cost $7,594,881)	7,594,881

Total Investments (total cost $511,378,845) – 100.5%		641,909,395

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(3,191,238)

Net Assets – 100%		$638,718,157

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,607,879	0.9%
Belgium	8,966,664	1.4%
Brazil	3,866,542	0.6%
Canada	6,299,109	1.0%
Germany	10,161,875	1.6%
Guernsey	6,781,377	1.1%
Ireland	15,245,072	2.4%
Italy	4,780,375	0.7%
Japan	7,255,048	1.1%
Netherlands	7,076,787	1.1%
Netherlands Antilles	6,583,680	1.0%
Switzerland	25,232,333	3.9%
Taiwan	6,717,955	1.0%
United Kingdom	4,399,135	0.7%
United States††	522,935,564	81.5%

Total	$641,909,395	100.0%

††	Includes Cash Equivalents (80.3% excluding Cash Equivalents).

Schedule of Written Options – Calls	Value

Halliburton Co. expires July 2011 350 contracts exercise price $50.00 (premiums received $70,716)	$(67,009)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Forward Currency Contracts, Open

			Unrealized
Counterparty/Currency Sold and	Currency	Currency	Appreciation/
Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 8/18/11	460,000	$737,704	$(1,584)
Euro 8/18/11	4,250,000	6,153,898	(122,638)

		6,891,602	(124,222)

HSBC Securities (USA), Inc.: Euro 8/25/11	3,300,000	4,777,269	(5,534)

JPMorgan Chase & Co.:
British Pound 8/4/11	950,000	1,523,813	26,073
Euro 8/4/11	3,800,000	5,504,732	(41,966)

		7,028,545	(15,893)

RBC Capital Markets Corp.:
British Pound 7/14/11	600,000	962,696	3,731
Euro 7/14/11	5,000,000	7,247,884	(177,694)

		8,210,580	(173,963)

Total		$26,907,996	$(319,612)

Dividend Swap outstanding at June 30, 2011

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Appreciation

Goldman Sachs International	7,902,160 EUR	72,100 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	72,100 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point increase in the actual dividends from the Fixed Strike	12/28/12	$1,411,347

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2011

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2011 (unaudited)	Janus
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$511,379
Unaffiliated investments at value	$634,315
Affiliated investments at value	7,595
Cash denominated in foreign currency(1)	994
Receivables:
Investments sold	6,062
Portfolio shares sold	9
Dividends	912
Foreign dividend tax reclaim	21
Outstanding swap contracts at value	1,411
Non-interested Trustees’ deferred compensation	17
Other assets	14
Forward currency contracts	30
Total Assets	651,380
Liabilities:
Payables:
Options written, at value(2)	67
Due to custodian	961
Investments purchased	4,437
Portfolio shares repurchased	6,291
Dividends	–
Advisory fees	331
Distribution fees and shareholder servicing fees	47
Non-interested Trustees’ fees and expenses	8
Non-interested Trustees’ deferred compensation fees	17
Accrued expenses and other payables	154
Forward currency contracts	349
Total Liabilities	12,662
Net Assets	$638,718
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$688,525
Undistributed net investment income*	1,066
Undistributed net realized loss from investment and foreign currency transactions*	(182,502)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	131,629
Total Net Assets	$638,718
Net Assets - Institutional Shares	$412,112
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,357
Net Asset Value Per Share	$25.20
Net Assets - Service Shares	$226,606
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,083
Net Asset Value Per Share	$24.95

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $993,716.
(2)	Includes premiums of $70,716 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2011 (unaudited)	Janus
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	5,090
Dividends from affiliates	6
Foreign tax withheld	(157)
Total Investment Income	4,939
Expenses:
Advisory fees	2,095
Shareholder reports expense	84
Transfer agent fees and expenses	1
Registration fees	10
Professional fees	16
Non-interested Trustees’ fees and expenses	5
Custodian fees	13
Distribution fees and shareholder servicing fees - Service Shares	294
Other expenses	32
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	2,550
Expense and Fee Offset	–
Net Expenses	2,550
Net Investment Income	2,389
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	73,860
Net realized gain from written options contracts	385
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(49,350)
Net Gain on Investments	24,895
Net Increase in Net Assets Resulting from Operations	$27,284

See Notes to Financial Statements.

12 | JUNE 30, 2011

Statements of Changes in Net Assets

	Janus Aspen
	Janus
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$2,389	$6,244
Net realized gain from investment and foreign currency transactions	73,860	324,177
Net realized gain from futures contracts	–	234
Net realized gain/(loss) from short sales	–	(148)
Net realized gain from written options contracts	385	131
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(49,350)	(267,824)
Net Increase in Net Assets Resulting from Operations	27,284	62,814
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,598)	(4,351)
Service Shares	(693)	(855)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(2,291)	(5,206)
Capital Share Transactions:
Shares Sold
Institutional Shares	9,451	16,839
Service Shares	7,987	97,297
Reinvested Dividends and Distributions
Institutional Shares	1,598	4,351
Service Shares	693	855
Shares Repurchased
Institutional Shares	(38,957)	(88,860)
Service Shares	(33,219)	(1,910,734)
Net Decrease from Capital Share Transactions	(52,447)	(1,880,252)
Net Decrease in Net Assets	(27,454)	(1,822,644)
Net Assets:
Beginning of period	666,172	2,488,816
End of period	$638,718	$666,172

Undistributed Net Investment Income*	$1,066	$968

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Janus Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$24.26	$21.43	$15.81	$26.43	$23.12	$20.86
Income from Investment Operations:
Net investment income	.11	.16	.12	.22	.24	.12
Net gain/(loss) on investments (both realized and unrealized)	.93	2.91	5.60	(10.68)	3.25	2.25
Total from Investment Operations	1.04	3.07	5.72	(10.46)	3.49	2.37
Less Distributions:
Dividends (from net investment income)*	(.10)	(.24)	(.10)	(.16)	(.18)	(.11)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.10)	(.24)	(.10)	(.16)	(.18)	(.11)
Net Asset Value, End of Period	$25.20	$24.26	$21.43	$15.81	$26.43	$23.12
Total Return**	4.28%	14.52%	36.26%	(39.70)%	15.14%	11.38%
Net Assets, End of Period (in thousands)	$412,112	$424,037	$441,921	$353,051	$677,593	$677,289
Average Net Assets for the Period (in thousands)	$420,948	$409,886	$380,924	$525,042	$686,441	$693,731
Ratio of Gross Expenses to Average Net Assets***	0.69%	0.70%(1)	0.68%	0.66%	0.66%	0.69%
Ratio of Net Expenses to Average Net Assets***	0.69%	0.70%(1)	0.68%	0.66%	0.66%	0.69%
Ratio of Net Investment Income to Average Net Assets***	0.82%	0.60%	0.59%	0.87%	0.89%	0.49%
Portfolio Turnover Rate***	106%	43%	56%	69%	78%	54%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2011 (unaudited) and each fiscal	Janus Aspen Janus Portfolio
year ended December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$24.03	$21.11	$15.59	$26.08	$22.84	$20.62
Income from Investment Operations:
Net investment income	.06	.03	.07	.14	.32	.02
Net gain/(loss) on investments (both realized and unrealized)	.93	2.97	5.52	(10.50)	3.07	2.26
Total from Investment Operations	.99	3.00	5.59	(10.36)	3.39	2.28
Less Distributions:
Dividends (from net investment income)*	(.07)	(.08)	(.07)	(.13)	(.15)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.07)	(.08)	(.07)	(.13)	(.15)	(.06)
Net Asset Value, End of Period	$24.95	$24.03	$21.11	$15.59	$26.08	$22.84
Total Return**	4.14%	14.26%	35.93%	(39.85)%	14.84%	11.08%
Net Assets, End of Period (in thousands)	$226,606	$242,135	$2,046,895	$1,152,236	$1,211,381	$149,718
Average Net Assets for the Period (in thousands)	$239,345	$962,905	$1,528,802	$1,251,357	$569,659	$148,875
Ratio of Gross Expenses to Average Net Assets***	0.94%	0.92%(1)	0.92%	0.91%	0.91%	0.94%
Ratio of Net Expenses to Average Net Assets***	0.94%	0.92%(1)	0.92%	0.91%	0.91%	0.94%
Ratio of Net Investment Income to Average Net Assets***	0.57%	0.39%	0.32%	0.61%	0.58%	0.24%
Portfolio Turnover Rate***	106%	43%	56%	69%	78%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.70% and 0.70%, respectively, for Institutional Shares and 0.92% and 0.92%, respectively, for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

14 | JUNE 30, 2011

Notes to Schedule of Investments (unaudited)

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio
Common Stock
Apparel Manufacturers	$5,537,130	$4,780,375	$–
Brewery	–	8,966,664	–
Casino Hotels	–	5,607,879	–
Chemicals – Diversified	10,789,556	10,161,875	–
Industrial Automation and Robotics	–	7,255,048	–
Life and Health Insurance	3,419,777	4,399,135	–
Retail – Jewelry	–	9,869,896	–
Semiconductor Components/Integrated Circuits	3,708,753	6,717,955	–
All Other	546,800,156	–	–

Exchange-Traded Funds	6,300,315	–	–

Money Market	–	7,594,881	–

Total Investments in Securities	$576,555,687	$65,353,708	$–

Other Financial Instruments(b):	$–	$1,024,726	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 15

Notes to Schedule of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$79,206,785

16 | JUNE 30, 2011

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

18 | JUNE 30, 2011

repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Janus Portfolio	$57,069,047	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

20 | JUNE 30, 2011

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2010	6,505	$585,842
Options written	1,522	237,371
Options closed	(6,596)	(520,856)
Options expired	(392)	(84,536)
Options exercised	(689)	(147,105)

Options outstanding at June 30, 2011	350	$70,716

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2010	5,005	$1,190,913
Options written	1,000	162,000
Options closed	(5,860)	(1,289,879)
Options expired	(145)	(63,034)
Options exercised	–	–

Options outstanding at June 30, 2011	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap

22 | JUNE 30, 2011

agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts			Options written, at value	$67,009
Equity Contracts	Outstanding swap contracts at value	$1,411,347
Foreign Exchange Contracts	Forward currency contracts	29,804	Forward currency contracts	349,416

Total		$1,441,151		$416,425

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(65,236)	$–	$(65,236)

Foreign Exchange Contracts	–	–	–	(1,302,029)	(1,302,029)

Total	$–	$–	$(65,236)	$(1,302,029)	$(1,367,265)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$1,084,921	$(149,003)	$–	$935,918

Foreign Exchange Contracts	–	–	–	(585,964)	(585,964)

Total	$–	$1,084,921	$(149,003)	$(585,964)	$349,954

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed

24 | JUNE 30, 2011

companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the period.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Janus Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

Only the base fee rate will apply until July 2011 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets

26 | JUNE 30, 2011

during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin July 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate only.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2011.

For the period ended June 30, 2011, Janus Capital assumed $13,425 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $28,531 was paid by the Trust during the period ended June 30, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	$88,570,282	$(86,532,334)	$5,688	$7,594,881

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term

28 | JUNE 30, 2011

gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Janus Portfolio	$514,852,487	$133,026,479	$(5,969,571)	$127,056,908

Net capital loss carryovers as of December 31, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

			Accumulated
Portfolio	December 31, 2011	December 31, 2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(84,773,612)	$(158,757,745)	$(243,531,357)

(1)	Capital loss carryover is subject to annual limitations.

6.	Capital Share Transactions

For the six-month period ended June 30, 2011 (unaudited)	Janus Aspen Janus Portfolio
and the fiscal year ended December 31, 2010 (all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	379	744
Reinvested dividends and distributions	64	208
Shares repurchased	(1,563)	(4,098)
Net Increase/(Decrease) in Portfolio Shares	(1,120)	(3,146)
Shares Outstanding, Beginning of Period	17,477	20,623
Shares Outstanding, End of Period	16,357	17,477
Transactions in Portfolio Shares – Service Shares
Shares sold	323	4,545
Reinvested dividends and distributions	28	39
Shares repurchased	(1,343)	(91,484)
Net Increase/(Decrease) in Portfolio Shares	(992)	(86,900)
Shares Outstanding, Beginning of Period	10,075	96,975
Shares Outstanding, End of Period	9,083	10,075

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$346,126,843	$397,683,825	$–	$–

8.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on the Portfolio’s financial position or the results of its operations.

10.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Portfolio that it incurs for providing administration services to the Portfolio (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30 | JUNE 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

32 | JUNE 30, 2011

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

34 | JUNE 30, 2011

Notes

Janus Aspen Series | 35

Notes

36 | JUNE 30, 2011

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-107	109-24-81111 08-11

SEMIANNUAL REPORT

June 30, 2011

Janus Aspen Series

Janus Aspen Overseas Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Snapshot Janus Aspen Overseas Portfolio invests opportunistically. We believe our fundamental research uncovers companies where the market price does not reflect long-term fundamentals.	Brent Lynn portfolio manager

Janus Aspen Overseas Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -7.78%, -7.89% and -7.89%, respectively, over the six-month period ended June 30, 2011. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index returned 3.80%, and its secondary benchmark, the MSCI EAFE Index returned 4.98% during the period.

Strategy Overview

I am disappointed with performance during the period. As I have stated in previous communications, this is a high-conviction portfolio with long-term investments many of which are often very different from our primary benchmark, the MSCI All Country World ex-U.S. Index. Inevitably, the Portfolio will go through periods when our stocks underperform. Despite the significant underperformance, I continue to strongly believe in the long-term fundamentals and valuations of most of our key holdings.

The Portfolio’s significant weighting in emerging markets, namely in India, Brazil and China, were among key detractors. As of period end, the Portfolio held 27.7% in emerging markets as compared to 23.67% for its primary benchmark. I selectively added to high conviction ideas in emerging markets during the period. Our overweight in the energy sector also weighed on relative performance. Two of our largest energy holdings, India’s Reliance Industries and Brazil’s Petroleo Brasileiro (Petrobras), both declined during the period. Reliance was hit by a decline in gas production and Petrobras was negatively impacted by concerns over its capital expenditure plans. I continue to believe that both companies have strong long-term growth prospects. In addition, our special situation holdings (undervalued franchises undergoing structural changes) in the U.S. detracted from relative performance. Among these were Delta Air Lines and United Continental Holdings. Higher oil prices and a weak economic outlook hurt near-term profitability. However, I believe that our holdings will benefit from a structural change in medium term industry profitability from consolidation, cost cutting, and greater capacity discipline.

The Portfolio’s largest holding, Hong Kong-based apparel outsourcing and logistics firm, Li & Fung, was negatively impacted by higher than expected costs as a result of ramping up capability to meet future demands from Wal-Mart and by investor concerns about a difficult economic environment for retailers in the U.S. I continue to believe that Li & Fung has compelling competitive advantages and strong long-term growth prospects from outsourcing by retailers.

U.K. based semiconductor intellectual property company ARM Holdings was the strongest contributor to performance during the period. We believe that ARM’s competitive advantage in low-power semiconductor processors position the company to grow rapidly in a wide variety of end markets, such as smartphones, autos and appliances.

Canada-based Valeant Pharmaceuticals and U.S.-based Valero Energy also were important contributors to performance.

Derivatives

I employed currency forwards, swaps and options during the period. I use these instruments in an attempt to hedge risk, to gain access to markets where direct access is limited, or to opportunistically establish positions quickly. In aggregate, these positions detracted from performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Conclusion

During periods of underperformance, I believe that high conviction investing becomes even more important. During this period, as in the 2008-09 financial crisis, I have concentrated the Portfolio in our highest conviction ideas. Despite volatile markets and a relatively bleak near-term picture for the global economy, I remain optimistic about the long-term opportunities for our holdings. I have not changed my investment approach. I believe the best way

2 | JUNE 30, 2011

(unaudited)

to generate solid long-term returns is through high-conviction, long-term investments in world-class companies with exciting prospects and undeservedly low valuations.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	1.22%
Valeant Pharmaceuticals International, Inc.	0.56%
Valero Energy Corp.	0.50%
China Overseas Land & Investment, Ltd.	0.38%
Melco International Development, Ltd.	0.37%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–2.09%
Ford Motor Co.	–0.94%
Delta Air Lines, Inc.	–0.93%
Reliance Industries, Ltd.	–0.77%
Nomura Holdings, Inc.	–0.72%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Health Care	0.59%	1.99%	5.93%
Information Technology	0.50%	10.11%	6.54%
Materials	0.34%	5.65%	12.87%
Utilities	0.06%	0.71%	4.23%
Telecommunication Services	–0.18%	0.37%	5.73%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	–3.56%	21.62%	9.02%
Energy	–1.75%	12.88%	11.38%
Financials	–1.63%	27.22%	24.89%
Consumer Staples	–1.01%	4.23%	8.50%
Industrials	–0.90%	15.22%	10.91%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Li & Fung, Ltd. Distribution/Wholesale	5.9%
Reliance Industries, Ltd. Oil Refining and Marketing	4.6%
United Continental Holdings, Inc. Airlines	4.2%
Ford Motor Co. Automotive – Cars and Light Trucks	4.0%
Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	3.5%

22.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 27.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of December 31, 2010

4 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011						Expense Ratios – per the May 1, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	–7.78%	17.66%	9.66%	10.39%	12.72%	0.68%

Janus Aspen Overseas Portfolio – Service Shares	–7.89%	17.37%	9.39%	10.12%	12.61%	0.93%

Janus Aspen Overseas Portfolio – Service II Shares	–7.89%	17.38%	9.41%	10.18%	12.64%	0.93%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	3.80%	29.73%	3.67%	7.48%	N/A**

Morgan Stanley Capital International EAFE® Index	4.98%	30.36%	1.48%	5.66%	5.03%

Lipper Quartile – Institutional Shares	–	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	–	295/302	2/211	4/115	1/34

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

This Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

Janus Aspen Overseas Portfolio held approximately 14.6% of its assets in Indian securities as of June 30, 2011, and the Portfolio may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

6 | JUNE 30, 2011

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$922.00	$3.19

Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$921.10	$4.38

Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$921.00	$4.38

Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61

†	Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares, 0.92% for Service Shares and 0.92% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Contract Amounts		Value

Common Stock – 97.8%
Agricultural Chemicals – 2.5%
902,220	Potash Corporation of Saskatchewan, Inc.	$51,539,388
103,410	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	5,893,336
		57,432,724
Agricultural Operations – 0.9%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.	20,288,546
Airlines – 9.6%
6,845,717	Delta Air Lines, Inc.*	62,775,225
14,567,628	International Consolidated Airlines Group S.A.*	59,390,020
4,149,388	United Continental Holdings, Inc.*,**	93,900,650
		216,065,895
Automotive – Cars and Light Trucks – 4.0%
6,619,454	Ford Motor Co.*,**	91,282,271
Building – Residential and Commercial – 1.3%
3,467,000	MRV Engenharia e Participacoes S.A.	28,797,231
Casino Hotels – 1.4%
3,195,914	Crown, Ltd.	30,678,941
Chemicals – Diversified – 1.2%
348,334	K+S A.G.	26,768,049
Commercial Banks – 9.9%
7,815,169	Anglo Irish Bank Corp., Ltd.*,°° ,§	0
6,748,744	Banco Bilbao Vizcaya Argentaria S.A.	79,091,246
7,370,126	Commercial Bank of Ceylon PLC	16,658,580
6,438,600	Hatton National Bank PLC	12,080,585
29,276,400	Mizuho Financial Group, Inc.**	48,274,468
1,637,655	Punjab National Bank, Ltd.	39,930,613
486,890	State Bank of India, Ltd.	26,208,109
		222,243,601
Distribution/Wholesale – 9.4%
4,884,418	Adani Enterprises, Ltd.*	78,264,615
65,877,940	Li & Fung, Ltd.	132,498,794
		210,763,409
Diversified Banking Institutions – 4.6%
6,695,645	Bank of America Corp.**	73,384,269
515,501	Deutsche Bank A.G.	30,456,772
		103,841,041
Diversified Operations – 1.5%
1,707,000	Aitken Spence & Co. PLC	2,148,772
22,233,465	Melco International Development, Ltd.	22,572,260
302,885	Orascom Development Holding A.G.*	9,976,851
		34,697,883
Diversified Operations – Commercial Services – 1.5%
18,303,328	John Keells Holdings PLC	33,602,112
Electric – Integrated – 1.0%
1,285,000	Centrais Eletricas Brasileiras S.A.	21,725,502
Electronic Components – Semiconductors – 1.1%
2,646,191	ARM Holdings PLC	25,022,605
Enterprise Software/Services – 1.4%
1,190,120	Autonomy Corp. PLC*	32,601,836
Finance – Investment Bankers/Brokers – 2.8%
12,863,100	Nomura Holdings, Inc.**	63,653,549
Finance – Mortgage Loan Banker – 0.8%
1,069,135	Housing Development Finance Corp.	16,956,946
Food – Catering – 0%
5,684,000	FU JI Food & Catering Services Holdings, Ltd.*,°° ,§	0
Food – Meat Products – 0.5%
3,274,000	JBS S.A.	11,288,932
Hotels and Motels – 2.6%
23,407,835	Shangri-La Asia, Ltd.	57,650,981
Internet Content – Entertainment – 0.5%
329,485	Youku.com, Inc.*	11,317,810
Life and Health Insurance – 0.2%
1,324,985	MAX India, Ltd.*	5,440,000
Medical – Biomedical and Genetic – 1.7%
647,990	Celgene Corp.*	39,086,757
Metal – Diversified – 1.9%
1,721,734	Ivanhoe Mines, Ltd.*	43,516,550
Oil and Gas Drilling – 0.3%
1,343,952	Karoon Gas Australia, Ltd.*	7,574,193
Oil Companies – Exploration and Production – 5.2%
3,116,098	Cairn Energy PLC*	20,742,976
1,559,567	EnCana Corp.	48,168,331
405,417	Niko Resources, Ltd.	25,316,488
2,525,100	OGX Petroleo e Gas Participacoes S.A.*	23,611,619
		117,839,414
Oil Companies – Integrated – 1.9%
1,258,200	Petroleo Brasileiro S.A. (ADR)**	42,602,652
Oil Refining and Marketing – 5.6%
5,114,549	Reliance Industries, Ltd.	103,124,473
903,555	Valero Energy Corp.	23,103,902
		126,228,375
Property and Casualty Insurance – 1.8%
3,104,013	Reliance Capital, Ltd.*	40,197,713
Real Estate Operating/Development – 9.6%
33,732,000	China Overseas Land & Investment, Ltd.	72,986,481
2,403,110	Cyrela Brazil Realty S.A.	22,902,163
53,479,000	Evergrande Real Estate Group, Ltd.	35,053,579
12,938,000	Hang Lung Properties, Ltd.	53,590,292
5,510,620	PDG Realty S.A. Empreendimentos e Participacoes	31,044,254
		215,576,769
Retail – Consumer Electronics – 1.1%
294,110	Yamada Denki Co., Ltd.**	23,997,256
Retail – Miscellaneous/Diversified – 1.3%
2,460,276	SM Investments Corp.	30,452,261
Semiconductor Components/Integrated Circuits – 0%
1	Taiwan Semiconductor Manufacturing Co., Ltd.	3
Semiconductor Equipment – 1.9%
1,155,278	ASML Holding N.V.	42,558,675
Sugar – 3.0%
2,612,014	Bajaj Hindusthan, Ltd.	4,166,326
426,300	Bajaj Hindusthan, Ltd. (GDR)	679,893

See Notes to Schedule of Investments and Financial Statements.

8 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares or Contract Amounts		Value

Sugar – (continued)

1,570,503	Cosan S.A. Industria e Comercio	$24,760,862
3,032,876	Cosan, Ltd. – Class A	37,274,046
		66,881,127
Telecommunication Services – 0.7%
226,665	Amdocs, Ltd. (U.S. Shares)*	6,888,350
3,915,909	Reliance Communications, Ltd.*	8,410,612
		15,298,962
Toys – 1.1%
130,400	Nintendo Co., Ltd.**	24,561,610
Web Portals/Internet Service Providers – 2.0%
2,967,055	Yahoo!, Inc.*	44,624,507

Total Common Stock (cost $1,850,578,204)		2,203,116,688

Purchased Options – Calls – 0%
8,400	United States Oil Fund (ETF) expires October 2011 exercise price $48.00	193,060
8,400	United States Oil Fund (ETF) expires October 2011 exercise price $48.00	193,060
8,500	United States Oil Fund (ETF) expires October 2011 exercise price $48.00	195,358

Total Purchased Options – Calls (premiums paid $5,541,476)		581,478

Right – 0%
Food – Meat Products – 0%
652,835	JBS S.A. – Right* (cost $0)	0

Money Market – 0.8%
19,090,000	Janus Cash Liquidity Fund LLC, 0% (cost $19,090,000)	19,090,000

Total Investments (total cost $1,875,209,680) – 98.6%		2,222,788,166

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		30,947,355

Net Assets – 100%		$2,253,735,521

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$38,253,134	1.7%
Bermuda	227,423,821	10.2%
Brazil	206,733,215	9.3%
Canada	174,434,093	7.9%
Cayman Islands	66,659,935	3.0%
Germany	57,224,821	2.6%
Guernsey	6,888,350	0.3%
Hong Kong	149,149,033	6.7%
India	323,379,300	14.6%
Ireland	0	0.0%
Japan	160,486,883	7.2%
Netherlands	42,558,675	1.9%
Philippines	30,452,261	1.4%
Spain	138,481,266	6.2%
Sri Lanka	64,490,049	2.9%
Switzerland	9,976,851	0.5%
Taiwan	3	0.0%
United Kingdom	78,367,417	3.5%
United States††	447,829,059	20.1%

Total	$2,222,788,166	100.0%

††	Includes Cash Equivalents (19.3% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 8/18/11	4,600,000,000	$57,167,257	$119,350

HSBC Securities (USA), Inc.: Japanese Yen 8/25/11	4,985,000,000	61,954,622	(207,111)

JPMorgan Chase & Co.: Japanese Yen 8/4/11	6,941,000,000	86,252,865	221,028

RBC Capital Markets Corp.: Japanese Yen 7/14/11	3,800,000,000	47,213,923	(615,315)

Total		$252,588,667	$(482,048)

Total Return Swaps outstanding at June 30, 2011

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Appreciation

Goldman Sachs	4,796,425,352 JPY	GSBLBank	1-month LIBOR plus 35 basis points	11/23/11	$4,375,685
Morgan Stanley	4,770,565,345 JPY	GSBLBank	1-month LIBOR plus 35 basis points	11/29/11	4,708,448
UBS A.G.	$29,321,230	Sberbank of Russia	1-month LIBOR plus 85 basis points	7/16/12	518,470
Morgan Stanley	$27,472,525	Sberbank of Russia	1-month LIBOR plus 85 basis points	1/17/13	464,636

Total					$10,067,239

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2011 (unaudited)	Overseas
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,875,210
Unaffiliated investments at value	$2,203,698
Affiliated investments at value	19,090
Cash	2,038
Cash denominated in foreign currency(1)	2,523
Restricted cash (Note 1)	8,247
Receivables:
Investments sold	352
Portfolio shares sold	5,065
Dividends	2,398
Foreign dividend tax reclaim	173
Interest	–
Outstanding swap contracts at value	10,067
Dividends and interest on swap contracts	3,581
Non-interested Trustees’ deferred compensation	59
Other assets	68
Forward currency contracts	340
Total Assets	2,257,699
Liabilities:
Payables:
Investments purchased	34
Portfolio shares repurchased	1,365
Dividends	–
Advisory fees	1,172
Distribution fees and shareholder servicing fees	324
Non-interested Trustees’ fees and expenses	15
Non-interested Trustees’ deferred compensation fees	59
Accrued expenses and other payables	172
Forward currency contracts	822
Total Liabilities	3,963
Net Assets	$2,253,736
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,714,377
Undistributed net investment income*	3,435
Undistributed net realized gain from investment and foreign currency transactions*	178,701
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	357,223
Total Net Assets	$2,253,736
Net Assets - Institutional Shares	$662,220
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,754
Net Asset Value Per Share	$51.92
Net Assets - Service Shares	$1,306,258
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,645
Net Asset Value Per Share	$50.94
Net Assets - Service II Shares	$285,258
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,567
Net Asset Value Per Share	$51.24

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $2,523,278.

See Notes to Financial Statements.

10 | JUNE 30, 2011

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2011 (unaudited)	Overseas
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$20,477
Dividends from affiliates	9
Foreign tax withheld	(1,480)
Total Investment Income	19,006
Expenses:
Advisory fees	7,852
Shareholder reports expense	90
Transfer agent fees and expenses	1
Registration fees	8
Professional fees	21
Non-interested Trustees’ fees and expenses	36
Custodian fees	178
Distribution fees and shareholder servicing fees - Service Shares	1,772
Distribution fees and shareholder servicing fees - Service II Shares	404
Other expenses	34
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	10,396
Expense and Fee Offset	(4)
Net Expenses	10,392
Net Investment Income	8,614
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	191,537
Net realized loss from swap contracts	(17,437)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(379,318)
Net Loss on Investments	(205,218)
Net Decrease in Net Assets Resulting from Operations	$(196,604)

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$8,614	$6,930
Net realized gain from investment and foreign currency transactions	191,537	212,710
Net realized gain/(loss) from swap contracts	(17,437)	12,240
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(379,318)	291,317
Net Increase/(Decrease) in Net Assets Resulting from Operations	(196,604)	523,197
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(2,940)	(4,679)
Service Shares	(4,676)	(7,168)
Service II Shares	(1,005)	(1,887)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(6,131)	–
Service Shares	(12,299)	–
Service II Shares	(2,677)	–
Net Decrease from Dividends and Distributions	(29,728)	(13,734)
Capital Share Transactions:
Shares Sold
Institutional Shares	34,649	91,356
Service Shares	118,861	199,565
Service II Shares	15,478	46,195
Redemption Fees
Service II Shares	21	62
Reinvested Dividends and Distributions
Institutional Shares	9,062	4,661
Service Shares	16,975	7,168
Service II Shares	3,681	1,887
Shares Repurchased
Institutional Shares	(67,508)	(209,547)
Service Shares	(173,727)	(277,236)
Service II Shares	(53,815)	(124,115)
Net Decrease from Capital Share Transactions	(96,323)	(260,004)
Net Increase/(Decrease) in Net Assets	(322,655)	249,459
Net Assets:
Beginning of period	2,576,391	2,326,932
End of period	$2,253,736	$2,576,391

Undistributed Net Investment Income*	$3,435	$3,442

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | JUNE 30, 2011

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Overseas Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$57.10	$45.89	$26.49	$65.36	$51.21	$35.54
Income from Investment Operations:
Net investment income	.26	.41	.43	.76	.50	.56
Net gain/(loss) on investments (both realized and unrealized)	(4.72)	11.15	20.22	(30.76)	14.02	15.97
Total from Investment Operations	(4.46)	11.56	20.65	(30.00)	14.52	16.53
Less Distributions:
Dividends (from net investment income)*	(.23)	(.35)	(.21)	(.63)	(.37)	(.86)
Distributions (from capital gains)*	(.49)	–	(1.04)	(8.24)	–	–
Total Distributions	(.72)	(.35)	(1.25)	(8.87)	(.37)	(.86)
Net Asset Value, End of Period	$51.92	$57.10	$45.89	$26.49	$65.36	$51.21
Total Return**	(7.80)%	25.33%	79.15%	(52.04)%	28.41%	46.98%
Net Assets, End of Period (in thousands)	$662,220	$751,518	$716,237	$402,911	$987,570	$844,734
Average Net Assets for the Period (in thousands)	$718,954	$708,368	$554,581	$736,913	$915,608	$691,150
Ratio of Gross Expenses to Average Net Assets***	0.67%	0.68%	0.70%	0.69%	0.70%	0.71%
Ratio of Net Expenses to Average Net Assets***	0.67%	0.68%	0.70%	0.69%	0.70%	0.71%
Ratio of Net Investment Income to Average Net Assets***	0.88%	0.47%	0.64%	1.31%	0.70%	1.79%
Portfolio Turnover Rate***	32%	30%	44%	56%	59%	60%

Service Shares

For a share outstanding during the six-month
period ended June 30, 2011 (unaudited) and	Janus Aspen Overseas Portfolio
each fiscal year ended December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$56.04	$45.08	$26.07	$64.56	$50.62	$35.17
Income from Investment Operations:
Net investment income	.18	.20	.34	.68	.38	.46
Net gain/(loss) on investments (both realized and unrealized)	(4.60)	11.03	19.86	(30.36)	13.82	15.79
Total from Investment Operations	(4.42)	11.23	20.20	(29.68)	14.20	16.25
Less Distributions:
Dividends (from net investment income)*	(.19)	(.27)	(.15)	(.57)	(.26)	(.80)
Distributions (from capital gains)*	(.49)	–	(1.04)	(8.24)	–	–
Total Distributions	(.68)	(.27)	(1.19)	(8.81)	(.26)	(.80)
Net Asset Value, End of Period	$50.94	$56.04	$45.08	$26.07	$64.56	$50.62
Total Return**	(7.89)%	25.02%	78.66%	(52.15)%	28.09%	46.66%
Net Assets, End of Period (in thousands)	$1,306,258	$1,475,804	$1,254,824	$757,331	$1,549,980	$1,072,922
Average Net Assets for the Period (in thousands)	$1,429,415	$1,328,827	$1,001,144	$1,251,214	$1,326,458	$826,815
Ratio of Gross Expenses to Average Net Assets***	0.92%	0.93%	0.95%	0.94%	0.95%	0.96%
Ratio of Net Expenses to Average Net Assets***	0.92%	0.93%	0.95%	0.94%	0.95%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.64%	0.21%	0.39%	1.10%	0.44%	1.49%
Portfolio Turnover Rate***	32%	30%	44%	56%	59%	60%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights  (continued)

Service II Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Overseas Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$56.37	$45.34	$26.20	$64.83	$50.80	$35.38
Income from Investment Operations:
Net investment income	.16	.17	.34	.67	.38	.49
Net gain/(loss) on investments (both realized and unrealized)	(4.62)	11.12	19.98	(30.51)	13.89	15.85
Total from Investment Operations	(4.46)	11.29	20.32	(29.84)	14.27	16.34
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.27)	(.15)	(.57)	(.26)	(.94)
Distributions (from capital gains)*	(.49)	–	(1.04)	(8.24)	–	–
Redemption fees	–(1)	.01	.01	.02	.02	.02
Total Distributions and Other	(.67)	(.26)	(1.18)	(8.79)	(.24)	(.92)
Net Asset Value, End of Period	$51.24	$56.37	$45.34	$26.20	$64.83	$50.80
Total Return**	(7.90)%	25.02%	78.77%	(52.15)%	28.17%	46.70%
Net Assets, End of Period (in thousands)	$285,258	$349,069	$355,871	$201,067	$438,573	$303,730
Average Net Assets for the Period (in thousands)	$325,785	$346,296	$275,760	$364,379	$363,622	$186,734
Ratio of Gross Expenses to Average Net Assets***	0.92%	0.93%	0.95%	0.94%	0.95%	0.96%
Ratio of Net Expenses to Average Net Assets***	0.92%	0.93%	0.95%	0.94%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets***	0.60%	0.23%	0.38%	1.07%	0.42%	1.26%
Portfolio Turnover Rate***	32%	30%	44%	56%	59%	60%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

14 | JUNE 30, 2011

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of June 30, 2011)

		Value as a
	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Anglo Irish Bank Corp., Ltd.	$–	0.0%
FU JI Food & Catering Services Holdings, Ltd.	–	0.0%

	$–	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Anglo Irish Bank Corp, Ltd.	6/14/02-9/16/08	$76,047,644	$–	0.0%
FU JI Food & Catering Services Holdings, Ltd.	1/15/08-1/31/08	10,229,502	–	0.0%

		$86,277,146	$–	0.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2011. The issuer incurs all registration costs.

Janus Aspen Series | 15

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Agricultural Operations	$–	$20,288,546	$–
Airlines	156,675,875	59,390,020	–
Casino Hotels	–	30,678,941	–
Chemicals – Diversified	–	26,768,049	–
Commercial Banks	–	222,243,601	–
Distribution/Wholesale	–	210,763,409	–
Diversified Banking Institutions	73,384,269	30,456,772	–
Diversified Operations	–	34,697,883	–
Diversified Operations – Commercial Services	–	33,602,112	–
Electronic Components – Semiconductors	–	25,022,605	–
Enterprise Software/Services	–	32,601,836	–
Finance – Investment Bankers/Brokers	–	63,653,549	–
Finance – Mortgage Loan Banker	–	16,956,946	–
Food – Catering	–	–	–
Hotels and Motels	–	57,650,981	–
Internet Content – Entertainment	–	11,317,810	–
Life and Health Insurance	–	5,440,000	–
Oil and Gas Drilling	–	7,574,193	–
Oil Companies – Exploration and Production	97,096,438	20,742,976	–
Oil Companies – Integrated	–	42,602,652	–
Oil Refining and Marketing	23,103,901	103,124,473	–
Property and Casualty Insurance	–	40,197,713	–
Real Estate Operating/Development	53,946,418	161,630,352	–
Retail – Consumer Electronics	–	23,997,256	–
Retail – Miscellaneous/Diversified	–	30,452,261	–
Semiconductor Components/Integrated Circuits	–	3	–
Semiconductor Equipment	–	42,558,675	–
Sugar	62,034,909	4,846,219	–
Telecommunication Services	6,888,349	8,410,612	–
Toys	–	24,561,610	–
All Other	337,754,474	–	–

Money Market	–	19,090,000	–

Total Investments in Securities	$810,884,633	$1,411,322,055	$–

Investments in Purchased Options:	$–	$581,478	$–

Other Financial Instruments(b):	$–	$9,585,166	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended June 30, 2011)

			Change in			Transfers
	Balance as of		Unrealized			In and/or
	December	Realized	Appreciation/			Out of	Balance as of
	31, 2010	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	June 30, 2011

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Commercial Banks	$–	$–	$–	$–	$–	$–	$–
Food – Catering	–	–	–	–	–	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

16 | JUNE 30, 2011

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$415,824,667

Janus Aspen Series | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

18 | JUNE 30, 2011

may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

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Notes to Financial Statements (unaudited) (continued)

repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of June 30, 2011, Janus Aspen Overseas Portfolio had restricted cash in the amount of $8,246,784. The restricted cash represents collateral received in relation to swap contracts invested in by the Portfolio at June 30, 2011. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation

20 | JUNE 30, 2011

Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Overseas Portfolio	$1,438,094,628	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements (unaudited) (continued)

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner

22 | JUNE 30, 2011

similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported

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Notes to Financial Statements (unaudited) (continued)

as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Locations	Fair Value	Statement of Assets and Liabilities Locations	Fair Value

Equity Contracts	Swap Contracts	$10,067,239
Equity Contracts	Unaffiliated investments at value	581,478
Foreign Exchange Contracts	Forward currency contracts	340,378	Forward currency contracts	$822,426

Total		$10,989,095		$822,426

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$(17,437,092)	$–	$–	$(17,437,092)
Foreign Exchange Contracts	–	–	–	(8,801,041)	(8,801,041)

Total	$–	$(17,437,092)	$–	$(8,801,041)	$(26,238,134)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$3,742,271	$–	$–	$3,742,271
Equity Contracts	–	–	(4,959,999)	–	(4,959,999)
Foreign Exchange Contracts	–	–	–	6,440,287	6,440,287

Total	$–	$3,742,271	$–	$6,440,287	$5,222,560

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in

24 | JUNE 30, 2011

portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management

26 | JUNE 30, 2011

vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the period.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Overseas Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

Only the base fee rate will apply until October 2011 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 15 months. When the Portfolio’s performance-based fee structure has been in effect for at least 15 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin October 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate only.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or

28 | JUNE 30, 2011

funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2011.

For the period ended June 30, 2011, Janus Capital assumed $13,425 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $28,531 was paid by the Trust during the period ended June 30, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the period ended June 30, 2011 were $20,941 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Aspen Overseas Portfolio
Janus Cash Liquidity Fund LLC	$158,409,570	$(177,066,570)	$9,375	$19,090,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Overseas Portfolio	$1,878,828,137	$593,520,312	$(249,560,283)	$343,960,029

6.	Capital Share Transactions

For the six-month period ended	Janus Aspen Overseas Portfolio
June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010 (all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	627	1,846
Reinvested dividends and distributions	176	96
Shares repurchased	(1,211)	(4,388)
Net Increase/(Decrease) in Portfolio Shares	(408)	(2,446)
Shares Outstanding, Beginning of Period	13,162	15,608
Shares Outstanding, End of Period	12,754	13,162
Transactions in Portfolio Shares – Service Shares
Shares sold	2,163	4,037
Reinvested dividends and distributions	336	152
Shares repurchased	(3,188)	(5,688)
Net Increase/(Decrease) in Portfolio Shares	(689)	(1,499)
Shares Outstanding, Beginning of Period	26,334	27,833
Shares Outstanding, End of Period	25,645	26,334
Transactions in Portfolio Shares – Service II Shares
Shares sold	275	929
Reinvested dividends and distributions	72	40
Shares repurchased	(973)	(2,625)
Net Increase/(Decrease) in Portfolio Shares	(626)	(1,656)
Shares Outstanding, Beginning of Period	6,193	7,849
Shares Outstanding, End of Period	5,567	6,193

30 | JUNE 30, 2011

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$390,244,913	$531,990,462	$–	$–

8.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on the Portfolio’s financial position or the results of its operations.

10.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Portfolio that it incurs for providing administration services to the Portfolio (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

32 | JUNE 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the

34 | JUNE 30, 2011

Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 35

Notes

36 | JUNE 30, 2011

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-107	109-24-81120 08-11

SEMIANNUAL REPORT

June 30, 2011

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding any performance adjustment to management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2012. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully

Janus Aspen Series | 1

described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | JUNE 30, 2011

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot
The Portfolio seeks to invest in what we believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeffrey R Kautz co-portfolio manager

Performance Overview

During the six months ended June 30, 2011, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 5.42% and 5.20%, respectively, while its benchmark, the Russell Midcap Value Index, returned 6.69% and the broad market as measured by the S&P 500 Index appreciated 6.02%. Our stocks did slightly better than the benchmark index but our high single digit cash weighting and our small investment in index puts led to the Portfolio’s modest underperformance.

Economic Environment

The U.S. equity market extended the rally which began in March 2009 despite significant global events, such as political unrest in the Middle East and North Africa and the tragic earthquake and tsunami in Japan. We saw this strength as a function of good corporate earnings reports and, more importantly, the attractive valuations of stocks relative to abnormally low interest rates. This combination led to a reversal of recent years’ heavy flow out of stocks into bonds. Late in the period, systemic problems plaguing the economic recovery over the past two years seemed to come back to life, and suddenly even the market optimists weren’t so optimistic. Renewed concerns about housing and employment markets, mounting worries about overleveraged government balance sheets, flare-ups of geopolitical turmoil and political gridlock, growing inflation fears and weaker consumer spending and manufacturing activity were all enough to prompt sharp declines in consensus gross domestic product (GDP) growth projections from 4% early in the year to a more pragmatic 2-3% at period end.

Holdings That Detracted from Performance

The consumer discretionary sector was our biggest relative detractor in the period, as we were early buying a few stocks that have had some disappointing releases primarily driven by what we believe to be short-term issues. Our exposure to Staples, a new holding, was the largest detractor within the sector during the period. We added to our position, as the company has a strong balance sheet and cash flow, sold at period end at 11x 2011earnings estimates, and could be a beneficiary of industry consolidation.

Forest Oil Corp. was down 29.6% after a disappointing quarter in which management guided production lower and the company’s spinoff of its Canadian unit, Lone Pine Resources, was priced below expectations. We added to the shares on weakness, as we believe management continues to take the appropriate steps to improve their balance sheet and the valuation has been very attractive relative to its peers on an asset basis.

Technology bellwether Cisco Systems also underperformed, as cuts in government information technology purchases impacted sales. A leader in its field, Cisco remains attractive with $4 per share of net cash on its balance sheet at period end, selling at a price-to-earnings multiple of 10x (8x minus cash) estimated 2011 earnings and because we believe it should benefit from a rebound in enterprise spending, in our view.

Holdings That Contributed to Performance

Discover Financial Services was the top contributor during the period. The company continued to execute by reporting another solid quarter, raising estimates and announcing a $1 billion share buyback. We trimmed our position on strength, but it remains a top holding given its historically strong capital position, considerable franchise value, and relatively attractive valuation at less than 10x estimated 2011 earnings.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Our holdings and overweight in Energy were also key contributors to relative performance. Stocks such as Southwestern Energy and Cabot Oil & Gas benefited from spiking energy prices due to turmoil in the Middle East early in the period. Interest in the asset values of exploration and production companies also was a positive factor. Cabot was especially strong because of a better-than-expected earnings release in which the company raised production guidance. We have reduced our position in Cabot as the risk-reward profile has become less favorable in our opinion.

As merger and acquisition (M&A) activity has picked up, our portfolio has benefited. Deals were announced for Constellation Energy, National Health Properties, Lubrizol, and SRA International during the period. Historically, our Portfolio has benefited from M&A activity which is affirmation of our process in identifying attractive undervalued assets. We expect a higher level of corporate activity which we believe will continue to be a tailwind for our performance.

Derivatives

Small investments in index put options were maintained during the period for hedging purposes (making investments in an attempt to reduce the risk of adverse price movements) reflecting our concerns about macroeconomic issues. We believe that these puts provide some insurance against the small but real possibility of a significant market disruption from sovereign risk compounded by contagion and trillions of dollars of derivatives. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide steady, above average long-term investment returns on both an absolute and relative basis. In aggregate, the positions detracted from the Portfolio’s performance in the period. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Market Outlook and Positioning

Despite challenges, equities still generally appear to be reasonably valued, and we believe stocks continue to offer the most compelling long-term growth prospects relative to other asset classes. At period end, the S&P 500 Index was trading at less than 14x forward earnings, which doesn’t seem excessive in the current low interest rate climate. Sizable cash holdings have kept most corporate balance sheets strong and should continue to allow for dividend increases, share buybacks at current depressed multiples and more merger activity, all of which we view as constructive for today’s pricing levels.

Looking ahead, however, the real question is, what will drive earnings toward year end and into 2012? Net margins remain near record highs, and there is a wide gap between current profits and what we would consider normalized earnings. We are big believers in reversion to the mean and expect a contraction at some point. The positive effects of cost cutting are waning, and many firms are also now facing higher raw material costs without the pricing power to pass these increases along to consumers. If top-line revenue growth doesn’t begin to materialize soon, valuations could suffer.

With this in mind, we remain overweight in defensive sectors such as health care and consumer staples, where the earnings picture is less murky in our opinion. We are also overweight in technology but have been focusing on low-beta (less volatile) names, as it appears that the sector has reached the later innings of the positive enterprise spending that has helped drive recent profitability gains. In financials, we have selectively added to our regional bank exposure as many of these stocks are flat to down over the past 18 months yet seem adequately capitalized and have 3-5% normalized dividend yields. The energy sector has also yielded some opportunity, but with the economic slowdown in both the U.S. and possibly China, we have been concerned about possible earnings disappointments in some exploration and production companies. We are finding value in the oil services industry, with firms benefitting from strong pricing power dynamics.

Across sectors, we have continued to identify greater potential in larger cap stocks, especially those paying healthy dividends. In our opinion, this segment of the market offers less absolute risk relative to smaller cap equities. As mentioned above, we believe the economy will be facing deleveraging headwinds for the next few years and that these financially stronger companies will have a competitive advantage in that environment.

Our aversion toward financial leverage and cash flow inconsistency, as well as our pragmatic and price sensitive approach can sometimes lead to lagging performance when market euphoria – and low-quality stock momentum – runs rampant, as it did at times last year. However, our approach generally has outperformed in difficult markets, a trend that again proved to be true during the recent stock selloff. While it is currently unclear if high-quality stocks will continue to take a leadership position coming out of the latest downturn, we believe our focus on these types of securities will lead to stronger risk-adjusted performance over the long term. By seeking to protect against capital losses in market declines and capture solid absolute returns during market rallies, we

4 | JUNE 30, 2011

(unaudited)

have been able to maximize the effects of compounding and deliver attractive performance across full market cycles relative to our portfolio benchmarks.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Discover Financial Services	0.54%
Cabot Oil & Gas Corp.	0.37%
Tyco International, Ltd. (U.S. Shares)	0.22%
Southwestern Energy Co.	0.20%
Viacom, Inc. – Class B	0.20%

5 Bottom Performers – Holdings

Contribution

Forest Oil Corp.	–0.34%
Cisco Systems, Inc.	–0.24%
Staples, Inc.	–0.20%
PartnerRe, Ltd.	–0.17%
Aeropostale, Inc.	–0.15%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	1.55%	13.45%	5.48%
Industrials	1.13%	11.56%	10.59%
Energy	1.12%	12.92%	11.52%
Financials	1.04%	25.17%	29.39%
Consumer Staples	0.69%	7.91%	6.56%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	–0.11%	2.29%	1.98%
Consumer Discretionary	–0.10%	11.36%	10.94%
Utilities	0.30%	2.48%	12.00%
Materials	0.31%	4.76%	5.30%
Information Technology	0.41%	11.79%	6.24%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Tyco International, Ltd. (U.S. Shares) Diversified Operations	1.5%
Discover Financial Services Finance – Credit Card	1.4%
CenturyLink, Inc. Telephone – Integrated	1.4%
Molson Coors Brewing Co. – Class B Brewery	1.3%
QEP Resources, Inc. Oil Companies – Exploration and Production	1.3%

6.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of December 31, 2010

6 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011					Expense Ratios – per the May 1, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	5.42%	27.20%	7.03%	12.33%#	0.92%	0.92%(a)

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	5.20%	26.80%	6.65%	11.55%*	1.27%	1.27%(b)

Russell Midcap® Value Index	6.69%	34.28%	4.01%	11.42%**

Lipper Quartile – Service Shares	–	4th	1st	1st

Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	–	207/249	7/173	3/95

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Service Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	Service Shares inception date – December 31, 2002
#	Institutional Shares inception date – May 1, 2003
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

8 | JUNE 30, 2011

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,054.20	$4.23

Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,052.00	$6.00

Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91

†	Expenses are equal to the annualized expense ratio of 0.83% for Institutional Shares and 1.18% for Service Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series | 9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Common Stock – 94.1%
Aerospace and Defense – 0.8%
16,400	Rockwell Collins, Inc.	$1,011,716
Appliances – 0.4%
6,300	Whirlpool Corp.	512,316
Applications Software – 0.4%
13,000	Microsoft Corp.	338,000
4,924	Progress Software Corp.*	118,816
		456,816
Brewery – 1.3%
38,900	Molson Coors Brewing Co. – Class B	1,740,386
Building – Residential and Commercial – 0.9%
13,100	Lennar Corp. – Class A	237,765
24,400	M.D.C. Holdings, Inc.	601,216
20,500	Ryland Group, Inc.	338,865
		1,177,846
Casino Services – 0.5%
14,900	Bally Technologies, Inc.*	606,132
Cellular Telecommunications – 0.9%
46,200	Vodafone Group PLC (ADR)	1,234,464
Chemicals – Diversified – 0.5%
7,177	FMC Corp.	617,366
Chemicals – Specialty – 0.2%
2,100	Lubrizol Corp.	281,967
Commercial Banks – 1.5%
13,400	BB&T Corp.	359,656
2,784	First Republic Bank*	89,867
10,600	M&T Bank Corp.	932,270
40,000	TCF Financial Corp.	552,000
		1,933,793
Commercial Services – Finance – 1.9%
18,400	Global Payments, Inc.	938,400
76,300	Western Union Co.	1,528,289
		2,466,689
Computer Services – 0.5%
7,600	Accenture, Ltd. – Class A (U.S. Shares)	459,192
7,000	SRA International, Inc.*	216,440
		675,632
Computers – 0.2%
8,300	Hewlett-Packard Co.	302,120
Computers – Integrated Systems – 0.8%
23,900	Diebold, Inc.	741,139
12,100	Jack Henry & Associates, Inc.	363,121
		1,104,260
Containers – Paper and Plastic – 0.8%
23,500	Packaging Corp. of America	657,765
13,900	Temple-Inland, Inc.**	413,386
		1,071,151
Diagnostic Equipment – 0.4%
25,216	Immucor, Inc.*	514,911
Diversified Operations – 1.9%
10,700	Carlisle Cos., Inc.	526,761
39,000	Tyco International, Ltd. (U.S. Shares)	1,927,770
		2,454,531
Electric – Integrated – 1.4%
12,900	Entergy Corp.	880,812
35,300	PPL Corp.	982,399
		1,863,211
Electronic Components – Miscellaneous – 0.7%
27,300	Garmin, Ltd.	901,719
Electronic Components – Semiconductors – 2.0%
18,800	Intel Corp.	416,608
30,500	Intersil Corp. – Class A	391,925
52,900	QLogic Corp.*	842,168
17,400	Semtech Corp.*	475,716
12,100	Xilinx, Inc.	441,287
		2,567,704
Electronic Connectors – 0.3%
6,700	Thomas & Betts Corp.*	360,795
Electronic Forms – 0.5%
22,400	Adobe Systems, Inc.*	704,480
Electronic Parts Distributors – 0.8%
22,100	Tech Data Corp.*	1,080,469
Engineering – Research and Development Services – 2.8%
25,100	Jacobs Engineering Group, Inc.*	1,085,575
24,700	KBR, Inc.	930,943
37,300	URS Corp.*	1,668,802
		3,685,320
Fiduciary Banks – 1.3%
36,800	State Street Corp.	1,659,312
Finance – Credit Card – 1.4%
69,300	Discover Financial Services	1,853,775
Finance – Investment Bankers/Brokers – 0.6%
5,100	Raymond James Financial, Inc.	163,965
30,300	TD Ameritrade Holding Corp.	591,153
		755,118
Food – Baking – 0.5%
31,800	Flowers Foods, Inc.	700,872
Food – Miscellaneous/Diversified – 1.3%
18,300	General Mills, Inc.	681,126
32,500	Unilever PLC (ADR)	1,052,675
		1,733,801
Food – Retail – 0.8%
44,900	Kroger Co.	1,113,520
Food – Wholesale/Distribution – 0.6%
23,500	Sysco Corp.	732,730
Footwear and Related Apparel – 0.2%
14,700	Skechers U.S.A., Inc. – Class A*	212,856
Gas – Transportation – 0.4%
13,700	AGL Resources, Inc.	557,727
Gold Mining – 1.6%
44,700	Eldorado Gold Corp.	658,878
30,100	Goldcorp, Inc. (U.S. Shares)	1,452,927
		2,111,805
Industrial Audio and Video Products – 0.5%
14,400	Dolby Laboratories, Inc.*	611,424

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Instruments – Scientific – 1.6%
33,600	PerkinElmer, Inc.	$904,176
19,500	Thermo Fisher Scientific, Inc.*	1,255,605
		2,159,781
Internet Infrastructure Software – 0.3%
12,600	Akamai Technologies, Inc.*	396,522
Internet Security – 1.1%
13,932	Blue Coat Systems, Inc.*	304,553
56,800	Symantec Corp.*	1,120,096
		1,424,649
Intimate Apparel – 0.3%
8,300	Warnaco Group, Inc.*	433,675
Investment Management and Advisory Services – 1.6%
22,600	Ameriprise Financial, Inc.	1,303,568
35,700	INVESCO, Ltd.	835,380
		2,138,948
Leisure & Recreation Products – 0.5%
23,400	WMS Insutries, Inc.*	718,848
Machinery – Farm – 0.7%
11,700	Deere & Co.	964,665
Machinery – General Industrial – 0.2%
11,650	Babcock & Wilcox Co.*	322,821
Medical – Biomedical and Genetic – 1.8%
18,000	Charles River Laboratories International, Inc.*	731,700
23,000	Life Technologies Corp.*	1,197,610
17,500	Myriad Genetics, Inc.*	397,425
		2,326,735
Medical – Drugs – 1.7%
29,800	Forest Laboratories, Inc.*	1,172,332
17,100	Novartis A.G. (ADR)	1,044,981
		2,217,313
Medical – Generic Drugs – 0.7%
19,100	Teva Pharmaceutical S.P. (ADR)	921,002
Medical – HMO – 0.3%
13,200	Health Net, Inc.*	423,984
Medical Instruments – 0.6%
15,100	St. Jude Medical, Inc.	719,968
Medical Labs and Testing Services – 1.4%
9,000	Covance, Inc.*	534,330
13,900	Laboratory Corp. of America Holdings*	1,345,381
		1,879,711
Medical Products – 2.0%
16,600	Becton, Dickinson and Co.	1,430,422
18,100	Zimmer Holdings, Inc.*	1,143,920
		2,574,342
Medical Sterilization Products – 0.4%
16,505	STERIS Corp.	577,345
Metal – Aluminum – 0.5%
40,900	Alcoa, Inc.	648,674
Metal – Copper – 0.6%
15,600	Freeport-McMoRan Copper & Gold, Inc. – Class B	825,240
Metal Processors and Fabricators – 0.4%
14,800	Kaydon Corp.	552,336
Multi-Line Insurance – 1.7%
50,000	Allstate Corp.	1,526,500
64,500	Old Republic International Corp.	757,875
		2,284,375
Multimedia – 0.5%
14,100	Viacom, Inc. – Class B	719,100
Networking Products – 0.7%
58,900	Cisco Systems, Inc.	919,429
Non-Hazardous Waste Disposal – 1.0%
44,500	Republic Services, Inc.	1,372,825
Oil and Gas Drilling – 0.7%
17,393	Ensco International PLC (ADR)	927,047
Oil Companies – Exploration and Production – 9.7%
12,800	Anadarko Petroleum Corp.	982,528
18,192	Bill Barrett Corp.*	843,199
6,800	Cabot Oil & Gas Corp.	450,908
17,400	Comstock Resources, Inc.*	500,946
10,600	Devon Energy Corp.	835,386
21,600	EQT Corp.	1,134,432
38,800	Forest Oil Corp.*	1,036,348
17,018	Noble Energy, Inc.	1,525,324
19,000	PetroHawk Energy Corp.*	468,730
29,600	Plains Exploration & Production Co.*	1,128,352
40,100	QEP Resources, Inc.	1,677,383
37,200	Southwestern Energy Co.*	1,595,136
12,000	Ultra Petroleum Corp. (U.S. Shares)*	549,600
		12,728,272
Oil Companies – Integrated – 0.7%
12,100	Hess Corp.	904,596
Oil Field Machinery and Equipment – 0.3%
4,300	National Oilwell Varco, Inc.	336,303
Pharmacy Services – 0.4%
17,700	Omnicare, Inc.	564,453
Pipelines – 1.3%
14,600	Kinder Morgan, Inc.	419,458
19,300	Plains All American Pipeline L.P.	1,235,200
		1,654,658
Property and Casualty Insurance – 0.4%
7,800	Chubb Corp.	488,358
295	HCC Insurance Holdings, Inc.	9,292
		497,650
Publishing – Books – 0.8%
37,500	Reed Elsevier N.V.	1,011,000
Reinsurance – 2.8%
8,150	Berkshire Hathaway, Inc. – Class B*	630,728
14,800	Everest Re Group, Ltd.	1,209,900
20,400	PartnerRe, Ltd.	1,404,540
6,500	Reinsurance Group of America, Inc.	395,590
		3,640,758
REIT – Apartments – 0.9%
3,724	Avalonbay Communities, Inc.	478,162
14,400	BRE Properties, Inc. – Class A	718,272
		1,196,434

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

REIT – Diversified – 1.7%
10,500	Liberty Property Trust	$342,090
21,600	Potlatch Corp.	761,832
8,800	Rayonier, Inc.	575,080
27,230	Weyerhaeuser Co.	595,248
		2,274,250
REIT – Health Care – 0.2%
7,400	Nationwide Health Properties, Inc.	306,434
REIT – Mortgage – 0.8%
17,600	Annaly Mortgage Management, Inc.	317,504
49,800	Redwood Trust, Inc.	752,976
		1,070,480
REIT – Office Property – 1.6%
7,300	Alexandria Real Estate Equities, Inc.	565,166
5,600	Boston Properties, Inc.	594,496
7,100	Corporate Office Properties	220,881
21,800	Mack-Cali Realty Corp.	718,092
		2,098,635
REIT – Regional Malls – 0.4%
8,800	Taubman Centers, Inc.	520,960
REIT – Storage – 0.4%
4,985	Public Storage	568,340
REIT – Warehouse and Industrial – 0.4%
14,800	Prologis, Inc.	530,432
Retail – Apparel and Shoe – 1.6%
23,000	Aeropostale, Inc.*	402,500
52,200	American Eagle Outfitters, Inc.	665,550
36,700	Gap, Inc.	664,270
9,700	Guess?, Inc.	407,982
		2,140,302
Retail – Consumer Electronics – 1.0%
21,300	Best Buy Co., Inc.	669,033
44,500	RadioShack Corp.	592,295
		1,261,328
Retail – Discount – 1.2%
17,800	Big Lots, Inc.*	590,070
19,600	Wal-Mart Stores, Inc.	1,041,544
		1,631,614
Retail – Drug Store – 0.8%
28,827	CVS Caremark Corp.	1,083,319
Retail – Major Department Stores – 0.3%
10,100	JC Penney Co., Inc.	348,854
Retail – Office Supplies – 0.6%
50,800	Staples, Inc.	802,640
Retail – Regional Department Stores – 1.5%
25,300	Kohl’s Corp.	1,265,253
25,100	Macy’s, Inc.	733,924
		1,999,177
Savings/Loan/Thrifts – 2.6%
98,100	First Niagara Financial Group, Inc.	1,294,920
85,600	People’s United Financial, Inc.	1,150,464
55,217	Washington Federal, Inc.	907,215
		3,352,599
Semiconductor Equipment – 0.5%
45,200	Applied Materials, Inc.	588,052
Super-Regional Banks – 2.3%
79,200	Fifth Third Bancorp.	1,009,800
14,800	PNC Financial Services Group, Inc.	882,228
42,600	SunTrust Banks, Inc.	1,099,080
		2,991,108
Telephone – Integrated – 1.4%
44,800	CenturyLink, Inc.	1,811,264
Textile-Home Furnishings – 0.6%
13,500	Mohawk Industries, Inc.*	809,865
Tools – Hand Held – 0.5%
10,700	Snap-On, Inc.	668,536
Toys – 0.3%
13,800	Mattel, Inc.	379,362
Transportation – Marine – 0.5%
10,400	Kirby Corp.*	589,368
2,255	Tidewater, Inc.	121,342
		710,710
Transportation – Railroad – 1.3%
18,000	Kansas City Southern*	1,067,940
6,300	Union Pacific Corp.	657,720
		1,725,660
Transportation – Truck – 0.4%
12,300	J.B. Hunt Transport Services, Inc.	579,207
Wireless Equipment – 0.4%
9,400	Qualcomm, Inc.	533,826
X-Ray Equipment – 0.6%
37,000	Hologic, Inc.*	746,290

Total Common Stock (cost $102,374,120)		123,885,437

Purchased Options – Puts – 0.4%
100	iShares Russell 2000® Index Fund (ETF)** expires July 2011 exercise price $78.00	2,981
100	iShares Russell 2000® Index Fund (ETF)** expires July 2011 exercise price $78.00	6,981
100	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $76.00	8,662
110	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $77.00	11,383
100	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $80.00	17,476
200	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $81.00	41,442
400	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $83.00	115,467
100	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $77.00	16,262

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)

200	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $79.00	$42,569
100	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $80.00	24,307
100	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $81.00	27,719
300	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $82.00	94,674
200	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $83.00	71,721
100	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $84.00	40,660

Total Purchased Options – Puts (premiums paid $931,048)		522,304

Repurchase Agreement – 5.9%
$7,719,000	ING Financial Markets LLC, 0.0100% dated 6/30/11, maturing 7/1/11 to be repurchased at $7,719,002 collateralized by $8,521,749 in U.S. Treasuries 0.0000% – 2.1250%, 7/15/14 – 2/15/41 with a value of $7,873,439 (cost $7,719,000)	7,719,000

Total Investments (total cost $111,024,168) – 100.4%		132,126,741

Liabilities, net of Cash, Receivables and Other Assets– (0.4)%		(580,146)

Net Assets – 100%		$131,546,595

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,449,820	2.6%
Canada	2,661,405	2.0%
Ireland	459,192	0.4%
Israel	921,002	0.7%
Netherlands	1,011,000	0.8%
Switzerland	3,874,470	2.9%
United Kingdom	3,214,186	2.4%
United States††	116,535,666	88.2%

Total	$132,126,741	100.0%

††	Includes Cash Equivalents (82.4% excluding Cash Equivalents).

Schedule of Written Options – Puts	Value

iShares Russell 2000® Index Fund (ETF) expires July 2011 50 contracts exercise price $70.00	$(64)
iShares Russell 2000® Index Fund (ETF) expires July 2011 50 contracts exercise price $70.00	(481)
iShares Russell 2000® Index Fund (ETF) expires August 2011 105 contracts exercise price $69.00	(2,556)
iShares Russell 2000® Index Fund (ETF) expires August 2011 100 contracts exercise price $72.00	(4,211)
iShares Russell 2000® Index Fund (ETF) expires August 2011 50 contracts exercise price $73.00	(2,525)
iShares Russell 2000® Index Fund (ETF) expires August 2011 150 contracts exercise price $74.00	(9,074)
iShares Russell 2000® Index Fund (ETF) expires August 2011 50 contracts exercise price $75.00	(3,621)
iShares Russell 2000® Index Fund (ETF) expires September 2011 50 contracts exercise price $69.00	(2,685)
iShares Russell 2000® Index Fund (ETF) expires September 2011 150 contracts exercise price $71.00	(10,664)
iShares Russell 2000® Index Fund (ETF) expires September 2011 50 contracts exercise price $72.00	(4,087)
iShares Russell 2000® Index Fund (ETF) expires September 2011 100 contracts exercise price $73.00	(9,392)
iShares Russell 2000® Index Fund (ETF) expires September 2011 100 contracts exercise price $74.00	(10,786)
iShares Russell 2000® Index Fund (ETF) expires September 2011 100 contracts exercise price $75.00	(12,377)

Total Written Options – Puts (premiums received $197,542 )	$(72,523)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of June 30, 2011 (unaudited)	Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$111,024
Investments at value	$132,127
Cash	–
Receivables:
Investments sold	298
Portfolio shares sold	94
Dividends	184
Foreign dividend tax reclaim	6
Interest	–
Non-interested Trustees’ deferred compensation	3
Other assets	2
Total Assets	132,714
Liabilities:
Payables:
Options written, at value(1)	73
Investments purchased	595
Portfolio shares repurchased	324
Dividends	3
Advisory fees	76
Administrative services fees	7
Distribution fees and shareholder servicing fees	18
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	67
Total Liabilities	1,167
Net Assets	$131,547
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$107,212
Undistributed net investment income*	244
Undistributed net realized gain from investment and foreign currency transactions*	2,863
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	21,228
Total Net Assets	$131,547
Net Assets - Institutional Shares	$42,971
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,570
Net Asset Value Per Share	$16.72
Net Assets - Service Shares	$88,576
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,360
Net Asset Value Per Share	$16.52

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums of $197,542 on written options.

See Notes to Financial Statements.

14 | JUNE 30, 2011

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the six-month period ended June 30, 2011 (unaudited)	Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$3
Dividends	1,194
Foreign tax withheld	(9)
Total Investment Income	1,188
Expenses:
Advisory fees	473
Shareholder reports expense	15
Transfer agent fees and expenses	1
Registration fees	14
Custodian fees	9
Professional fees	16
Non-interested Trustees’ fees and expenses	2
Administrative services fees - Service Shares	44
Distribution fees and shareholder servicing fees - Service Shares	110
Other expenses	16
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	700
Expense and Fee Offset	–
Net Expenses	700
Net Investment Income	488
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	6,103
Net realized gain from written options contracts	256
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(524)
Net Gain on Investments	5,835
Net Increase in Net Assets Resulting from Operations	$6,323

See Notes to Financial Statements.

Janus Aspen Series | 15

Statements of Changes in Net Assets

	Janus Aspen
	Perkins Mid Cap Value
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$488	$822
Net realized gain from investment and foreign currency transactions	6,103	10,156
Net realized gain/(loss) from written options contracts	256	(1,622)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(524)	6,785
Net Increase in Net Assets Resulting from Operations	6,323	16,141
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(134)	(259)
Service Shares	(204)	(386)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(338)	(645)
Capital Share Transactions:
Shares Sold
Institutional Shares	14,447	15,691
Service Shares	10,244	16,933
Reinvested Dividends and Distributions
Institutional Shares	134	259
Service Shares	204	386
Shares Repurchased
Institutional Shares	(12,382)	(13,359)
Service Shares	(8,731)	(22,954)
Net Increase/(Decrease) from Capital Share Transactions	3,916	(3,044)
Net Increase in Net Assets	9,901	12,452
Net Assets:
Beginning of period	121,646	109,194
End of period	$131,547	$121,646

Undistributed Net Investment Income*	$244	$93

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | JUNE 30, 2011

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Perkins Mid Cap Value Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$15.91	$13.85	$10.71	$16.77	$16.64	$15.32
Income from Investment Operations:
Net investment income	.08	.13	.05	.07	.27	.20
Net gain/(loss) on investments (both realized and unrealized)	.78	2.03	3.48	(4.27)	.99	2.06
Total from Investment Operations	.86	2.16	3.53	(4.20)	1.26	2.26
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.10)	(.07)	(.08)	(.27)	(.20)
Distributions (from capital gains)*	–	–	(.31)	(1.78)	(.86)	(.74)
Return of capital	N/A	N/A	(.01)	N/A	N/A	N/A
Total Distributions and Other	(.05)	(.10)	(.39)	(1.86)	(1.13)	(.94)
Net Asset Value, End of Period	$16.72	$15.91	$13.85	$10.71	$16.77	$16.64
Total Return**	5.42%	15.66%	33.69%	(27.68)%(1)	7.42%	15.42%
Net Assets, End of Period (in thousands)	$42,971	$38,892	$31,424	$14,221	$12,758	$11,227
Average Net Assets for the Period (in thousands)	$44,124	$35,949	$20,308	$13,956	$13,220	$9,223
Ratio of Gross Expenses to Average Net Assets***(2)	0.83%	0.92%	0.95%	1.24%	0.92%	0.94%
Ratio of Net Expenses to Average Net Assets***(2)	0.83%	0.92%	0.95%	1.24%	0.91%	0.94%
Ratio of Net Investment Income to Average Net Assets***	0.96%	0.99%	0.93%	0.97%	1.66%	1.45%
Portfolio Turnover Rate***	49%	65%	77%	100%	83%	89%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Perkins Mid Cap Value Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$15.74	$13.72	$10.63	$16.67	$16.56	$15.26
Income from Investment Operations:
Net investment income	.05	.08	.04	.06	.22	.14
Net gain/(loss) on investments (both realized and unrealized)	.77	2.01	3.41	(4.26)	.97	2.06
Total from Investment Operations	.82	2.09	3.45	(4.20)	1.19	2.20
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.07)	(.04)	(.06)	(.22)	(.16)
Distributions (from capital gains)*	–	–	(.31)	(1.78)	(.86)	(.74)
Return of capital	N/A	N/A	(.01)	N/A	N/A	N/A
Total Distributions and Other	(.04)	(.07)	(.36)	(1.84)	(1.08)	(.90)
Net Asset Value, End of Period	$16.52	$15.74	$13.72	$10.63	$16.67	$16.56
Total Return**	5.20%	15.28%	33.14%	(27.88)%(1)	7.04%	15.06%
Net Assets, End of Period (in thousands)	$88,576	$82,754	$77,766	$56,505	$63,681	$69,217
Average Net Assets for the Period (in thousands)	$88,479	$76,667	$64,356	$58,398	$68,765	$58,793
Ratio of Gross Expenses to Average Net Assets***(2)	1.18%	1.27%	1.38%	1.59%	1.26%	1.30%
Ratio of Net Expenses to Average Net Assets***(2)	1.18%	1.27%	1.38%	1.59%	1.26%	1.30%
Ratio of Net Investment Income to Average Net Assets***	0.63%	0.61%	0.53%	0.59%	1.31%	1.08%
Portfolio Turnover Rate***	49%	65%	77%	100%	83%	89%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional Shares and Service Shares, respectively.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio
Common Stock
Cellular Telecommunications	$–	$1,234,464	$–
Food – Miscellaneous/Diversified	681,126	1,052,675	–
Medical – Drugs	1,172,332	1,044,981	–
Medical – Generic Drugs	–	921,002	–
Oil and Gas Drilling	–	927,047	–
Publishing – Books	–	1,011,000	–
All Other	115,840,810	–	–

Repurchase Agreement	–	7,719,000	–

Total Investments in Securities	$117,694,268	$13,910,169	$–

Investments in Purchased Options:	$–	$522,304	$–

Other Financial Instruments(b):	$–	$(72,523)	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Perkins Mid Cap Value Portfolio	$273,372

18 | JUNE 30, 2011

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of

20 | JUNE 30, 2011

shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions

22 | JUNE 30, 2011

That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

24 | JUNE 30, 2011

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2011 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2010	923	$157,882
Options written	1,757	302,281
Options closed	(50)	(9,100)
Options expired	(1,525)	(253,521)
Options exercised	–	–

Options outstanding at June 30, 2011	1,105	$197,542

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments, at value	$522,304	Options written, at value	$72,523

Total		$522,304		$72,523

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(823,549)	$–	$(823,549)

Total	$–	$–	$(823,549)	$–	$(823,549)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$60,816	$–	$60,816

Total	$–	$–	$60,816	$–	$60,816

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

26 | JUNE 30, 2011

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Portfolio may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the period.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

28 | JUNE 30, 2011

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

Only the base fee rate applied until February 2007 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon the Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2011, the Portfolio recorded a Performance Adjustment of $52,752.

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2012 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year,

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

including the investment advisory fee, but excluding any performance adjustment of management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Expense
Portfolio	Limit (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.86

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of, certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2011.

For the period ended June 30, 2011, Janus Capital assumed $13,425 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus

30 | JUNE 30, 2011

Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $28,531 was paid by the Trust during the period ended June 30, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Perkins Mid Cap Value Portfolio	$111,467,615	$22,612,857	$(1,953,731)	$20,659,126

Net capital loss carryovers as of December 31, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Perkins Mid Cap Value Portfolio	$(2,825,297)	$(2,825,297)

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2011 (unaudited) and each fiscal year ended December 31

Janus Aspen Perkins
Mid Cap Value Portfolio

Institutional Shares
2011	0.83%
2010	0.92%
2009	0.95%
2008	1.30%
2007	0.92%

Service Shares
2011	1.18%
2010	1.27%
2009	1.38%
2008	1.64%
2007	1.26%

7.	Capital Share Transactions

For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Janus Aspen Perkins Mid Cap Value Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	864	1,093
Reinvested dividends and distributions	8	17
Shares repurchased	(746)	(935)
Net Increase/(Decrease) in Portfolio Shares	126	175
Shares Outstanding, Beginning of Period	2,444	2,269
Shares Outstanding, End of Period	2,570	2,444
Transactions in Portfolio Shares – Service Shares
Shares sold	624	1,191
Reinvested dividends and distributions	13	26
Shares repurchased	(534)	(1,630)
Net Increase/(Decrease) in Portfolio Shares	103	(413)
Shares Outstanding, Beginning of Period	5,257	5,670
Shares Outstanding, End of Period	5,360	5,257

8.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$32,046,668	$30,207,108	$–	$–

32 | JUNE 30, 2011

9.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on the Portfolio’s financial position or the results of its operations.

11.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Portfolio that it incurs for providing administration services to the Portfolio (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

34 | JUNE 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2010. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

36 | JUNE 30, 2011

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-107	109-24-81122 08-11

SEMIANNUAL REPORT

June 30, 2011

Janus Aspen Series

Janus Aspen Worldwide Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Snapshot
Janus Aspen Worldwide Portfolio invests globally, seeking companies we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research in an effort to deliver superior risk-adjusted results over the long term.
George Maris portfolio manager

Performance Overview

Janus Aspen Worldwide Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 2.23%, 2.11% and 2.10%, respectively, over the six-month period ended June 30, 2011, underperforming its benchmark, the MSCI World Index, which returned 5.29% during the period.

Portfolio Manager Change

George Maris was named portfolio manager of Janus Aspen Worldwide Portfolio effective March 14. He replaced Brent Lynn, who took over management of the Portfolio on an interim basis in May 2010. Maris joined Janus from Northern Trust, where he managed U.S., international and global large-cap strategies for institutional and retail clients. He has fourteen years of investment management experience including positions at Putnam Investments, Columbia Management Group and Northern Trust. Maris will work hand-in-hand with Janus’ team of equity analysts to identify the best ideas across sectors throughout the world.

Strategy Overview

The Portfolio’s objective is to generate consistent outperformance regardless of the market environment. My investment philosophy is to invest in companies where the market underestimates underlying cash flow and earnings power. This investment discipline demands a thorough fundamental analysis of a company’s growth prospects, valuation and catalysts. I concentrate on factors including competitive positioning, industry structure, executive management, end-market opportunities and balance sheet health. This analysis is vital in identifying the most promising growth opportunities. Our fundamental analysis drives our estimates of cash flow and earnings growth.

In addition to assessing growth prospects, I determine whether the market is materially underestimating a company’s prospects. Earnings and cash flow growth matter a great deal, but measures such as capital intensity, working capital efficiency and financial leverage are also important. Valuations of similar companies matter as well.

While rigorous analysis of growth and valuation are critical to identifying attractive investments, I also use elements of behavioral finance to better understand market dynamics and opportunities. The historical volatility of markets presents recurring inefficiencies that disciplined investors can use to their advantage. As a result, the Portfolio will represent views that are frequently contrarian and extend beyond short-term consensus views.

To be contrarian means you must be open-minded, not boxed in by labels. Forget artificial categories of growth, value or core, and instead find companies where the stock price does not reflect underlying earnings power. I want the Portfolio to retain the flexibility to take advantage of the opportunities provided in both growth- and value-style led environments.

Most of the time, I do not plan to significantly overweight or underweight sectors in the Portfolio. I will take large industry and stock positions relative to the index. I want to generate consistently good performance from stock picking and avoid macro decisions where the precision needed seems too great for recurring success. Janus research, not an index, decides how I deploy capital.

Similarly, regional analysis generally will not be my predominant focus. With globalization, the majority of returns have been attributable to industry exposures, not country of domicile. Certainly, for industries retaining more local characteristics, such as financials in fiscally-troubled countries, regional analysis is critical. At times, indiscriminate sell-offs, as we saw following the tragic earthquake and tsunami in Japan, may lead to establishing opportunistic positions. Country positioning, however, is an opportunistic, not recurring strategy.

Market Overview

To say the economic environment was challenging is a mild understatement. The U.S. witnessed a slowdown in growth, while the U.K. experienced what could become

2 | JUNE 30, 2011

(unaudited)

stagflation, given high inflation and declining gross domestic product. Continental Europe was a tale of two regions – France and Germany continued to perform well, while the peripheral countries’ situation remained dire with the potential default of Greece (although a near-term default appeared averted as of period-end) and possible contagion putting the entire European Union at risk. Asian emerging markets, meanwhile, were weighed down by inflationary concerns from rising material and labor costs. The environment left many observers wondering if we are headed for another credit crisis, this time led by sovereign debt concerns.

This fear in the market increased investors’ risk aversion to the particular detriment of emerging markets. The Portfolio’s exposure to emerging markets, namely China, India and Brazil, were among key detractors contributing to its relative underperformance. Reports of potential fraud in Chinese companies and overt government intervention in Brazil and Peru added to investors’ unease. One of the Portfolio’s detractors, Petroleo Brasileiro (Petrobras), was weighed down by Brazilian government prohibitions against raising gasoline prices to consumers and forcing capital expenditures on low-return refining operations. While we are concerned about government intervention, we feel the stock is significantly undervalued relative to the growth prospects embodied in its valuable reserves off the coast of Brazil. We feel the stock could rebound as investors focus less on politics and more on the company’s reserves, particularly with crude oil trading at historically high levels.

Despite the extreme pessimism witnessed in the second quarter, we remain optimistic. We felt the Greek debt issue would be resolved because the risks to European financial companies, the European Central Bank and others of letting Greece default now would be substantially higher than letting them continue to float along. We also think growth opportunities in emerging markets will reappear following aggressive tightening moves to keep inflation under control. We believe interest rate hikes in emerging markets are near an end and there should be a deceleration in the rate of inflation. We tactically added to positions in emerging markets where we believe company fundamentals are substantially better and healthier than the market reflects.

Similarly, in Continental Europe, where we have been underweight, we added Societe Generale, a large French bank we view as healthy and growing but trading at less than its tangible book value. We felt the valuation more than compensates us for the risk of the bank’s holdings in Greek and Italian sovereign bonds. While our economic view for the U.K. remains cautious, we found special situations including U.K. homebuilder Taylor Wimpey trading below book value despite earning well above its cost of capital. The U.K. housing market is growing sales 10% per year, which is in contrast with more sluggish broader market growth because of where this business operates. This reflects a significant dichotomy between conventional wisdom on the general economy and specific locations within the U.K. where demand is healthy.

In the U.S., we view declining economic indicators as typical of a mid-cycle slowdown rather than the portents of another recession. We’ve had several economic disruptions, including the Japanese earthquake and tsunami that negatively impacted supply chains for a wide range of U.S. industrials. In addition, weather-related impacts on agricultural activity and ongoing worries about the credit environment and the stagnant housing market have factored into the slowdown. We think unemployment will improve and economic growth, while tepid, will be growth nonetheless. We are cautious on industrials and certain areas in technology based on valuation, but see opportunities in the consumer sectors and particularly favor financials.

We believe U.S. financials are discounting significant adverse macro-economic and regulatory outcomes that are extreme and unlikely. We see this on a global basis as well, where financials represent the largest dislocation between fundamentals and valuations. Despite the fog of uncertainty, the fundamentals of banks are as strong as they’ve been in years with healthy and improving capital ratios, stable credit environments across their markets and attractive pricing for the risks they take, in our view.

On a country basis, we increased our weighting in Japan during the period based on our assessment of companies with attractive valuations that controlled costs and conserved capital better than they have historically. Several of our new holdings in Japan showed strong growth in profits and would additionally benefit from a weakening yen. The Portfolio’s largest individual contributor, temporary power supplier Aggreko, benefited from Japan’s increased demands for power in the wake of electrical disruptions as a result of damage to nuclear plants from the earthquake and tsunami in March.

Meanwhile, the Portfolio’s largest individual detractor, apparel outsourcing firm Li & Fung suffered from investor concerns that inflationary pressures on commodities such as cotton and the resetting of inventory levels would negatively impact the firm over the long-term. In fact, we believe inflationary pressures throughout the retail supply chain should help outsourcers like Li & Fung since they reduce costs for their customers. The company also

Janus Aspen Series | 3

Janus Aspen Worldwide Portfolio (unaudited)

reported lower-than-expected earnings due to front-loading investments for future business with Wal-Mart and suffered from a sell-side report that later proved to be factually incorrect.

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Detractors and Contributors

Our holdings in consumer discretionary were the largest relative detractors, led lower by Li & Fung. The Hong Kong-based outsourcing and logistics company has grown through market share gains, new outsourcing customers and acquisitions. We think the current environment plays to Li & Fung’s strengths in managing costs and that the Wal-Mart relationship will be beneficial.

Our holdings in financials also weighed on relative performance. Nomura Holdings declined during the period, but we think this Japanese financial services company has a powerful franchise in brokerage, asset management and investment banking. We feel Nomura will be a long-term beneficiary of financial activity in a better Japanese economic environment.

In addition, technology networking giant Cisco Systems declined following disappointing earnings. While the technology networking giant’s switching business is struggling relative to its history, we think the company’s restructuring efforts will help improve its profitability. We like Cisco’s market share and the increasing role of networking in technology.

Our holdings and overweight in health care were the largest contributors to relative performance, followed by our holdings and underweight in utilities. Vertex Pharmaceuticals was a key individual contributor during the period. This biotechnology company announced strong clinical results on an experimental drug to treat cystic fibrosis. We initiated a position based on the company’s oral hepatitis-C drug, Telaprevir. We think the drug addresses a large unmet medical need and has the potential to raise the standard of treatment in this area. We believe the company’s plans to launch its cystic fibrosis drug in 2012 will add significant value as well.

As previously mentioned, Aggreko was our largest individual contributor. The U.K.-based company makes and ships large generators that can power sports stadiums, factories or even cities for a short length of time. Aggreko benefits from strong demand in emerging markets and the Middle East. Africa, which suffers from significant under-investment in power plants because of high capital costs and risks, is also among its strongest markets.

BBVA also contributed to relative performance. We like the Spanish-based bank for its conservative management, relative lack of exposure to troubled spots in Spain, its strong balance sheet, and its high returns on equity. We also appreciate that BBVA derives a material portion of its profits from fast-growing Latin American countries.

Thank you for your investment in Janus Aspen Worldwide Portfolio.

4 | JUNE 30, 2011

(unaudited)

Janus Aspen Worldwide Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Aggreko PLC	0.51%
Vertex Pharmaceuticals, Inc.	0.44%
Banco Bilbao Vizcaya Argentaria S.A.	0.42%
Energy Transfer Equity L.P.	0.36%
Humana, Inc.	0.33%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–0.82%
Nomura Holdings, Inc.	–0.58%
Cisco Systems, Inc.	–0.49%
Educomp Solutions, Ltd.	–0.41%
Keyence Corp.	–0.31%

5 Top Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Health Care	1.61%	10.37%	9.39%
Energy	0.79%	12.12%	11.47%
Industrials	0.39%	6.99%	11.44%
Utilities	0.26%	1.90%	3.86%
Information Technology	0.07%	16.39%	11.51%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	–0.93%	23.54%	20.18%
Consumer Discretionary	–0.89%	12.14%	10.28%
Materials	–0.11%	7.38%	8.07%
Telecommunication Services	0.01%	2.14%	4.17%
Consumer Staples	0.07%	7.03%	9.63%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 5

Janus Aspen Worldwide Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	3.2%
Mosaic Co. Agricultural Chemicals	2.8%
Blackboard, Inc. Educational Software	2.6%
Celgene Corp. Medical – Biomedical and Genetic	2.6%
Baker Hughes, Inc. Oil – Field Services	2.3%

13.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 7.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of December 31, 2010

6 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011						Expense Ratios – per the May 1, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Portfolio – Institutional Shares	2.23%	24.89%	2.94%	0.72%	8.15%	0.65%

Janus Aspen Worldwide Portfolio – Service Shares	2.11%	24.58%	2.68%	0.47%	7.87%	0.90%

Janus Aspen Worldwide Portfolio – Service II Shares	2.10%	24.55%	2.69%	0.47%	7.87%	0.89%

Morgan Stanley Capital International World IndexSM	5.29%	30.51%	2.28%	3.99%	6.35%

Morgan Stanley Capital International All Country World IndexSM	4.68%	30.14%	3.16%	4.78%	N/A

Lipper Quartile – Institutional Shares	–	4th	3rd	4th	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	–	125/138	51/80	39/42	2/9

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Worldwide Portfolio (unaudited)

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective March 14, 2011, George Maris is portfolio manager of Janus Aspen Worldwide Portfolio.

*	The Portfolio’s inception date – September 13, 1993

8 | JUNE 30, 2011

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,022.00	$3.21

Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,020.70	$4.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,020.70	$4.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

†	Expenses are equal to the annualized expense ratio of 0.64% for Institutional Shares, 0.89% for Service Shares and 0.87% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series | 9

Janus Aspen Worldwide Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Common Stock – 97.8%
Aerospace and Defense – 1.1%
122,950	General Dynamics Corp.	$9,162,234
Agricultural Chemicals – 2.8%
328,650	Mosaic Co.	22,259,465
Agricultural Operations – 0.4%
8,132,810	Chaoda Modern Agriculture Holdings, Ltd.	3,541,834
Automotive – Cars and Light Trucks – 1.0%
555,145	Ford Motor Co.*	7,655,450
Bicycle Manufacturing – 1.0%
139,000	Shimano, Inc.**	7,644,675
Building – Residential and Commercial – 2.4%
16,195	NVR, Inc.*	11,749,148
11,897,962	Taylor Woodrow PLC*	7,216,160
		18,965,308
Chemicals – Diversified – 1.0%
226,245	Dow Chemical Co.	8,144,820
Coal – 0.7%
198,670	Arch Coal, Inc.	5,296,542
Commercial Banks – 6.0%
2,168,451	Banco Bilbao Vizcaya Argentaria S.A.	25,412,950
416,300	Banco do Brasil S.A.	7,470,614
69,350	Qatar National Bank SAQ	2,685,904
467,569	Standard Chartered PLC	12,284,675
		47,854,143
Commercial Services – 1.6%
421,842	Aggreko PLC*	13,058,748
Computer Aided Design – 1.1%
155,171	ANSYS, Inc.*	8,483,199
Computers – Integrated Systems – 0.6%
81,365	Teradata Corp.*	4,898,173
Computers – Memory Devices – 0.5%
154,000	EMC Corp.*	4,242,700
Distribution/Wholesale – 1.8%
7,094,900	Li & Fung, Ltd.	14,269,810
Diversified Banking Institutions – 7.7%
330,935	Citigroup, Inc.	13,780,134
142,579	Deutsche Bank A.G.	8,423,836
364,940	JPMorgan Chase & Co.	14,940,644
511,520	Morgan Stanley	11,770,075
216,020	Societe Generale – Class A	12,802,424
		61,717,113
Diversified Minerals – 0.9%
145,544	BHP Billiton, Ltd.	6,877,317
Diversified Operations – 0.7%
1,415,065	China Merchants Holdings International Co., Ltd.	5,494,016
E-Commerce/Services – 0.5%
131,455	eBay, Inc.*	4,242,053
Educational Software – 3.7%
475,021	Blackboard, Inc.*	20,611,161
1,039,241	Educomp Solutions, Ltd.*	9,124,616
		29,735,777
Electric – Distribution – 0.3%
287,529	Equatorial Energia S.A.	2,192,909
Electric – Integrated – 1.1%
308,216	Fortum Oyj	8,925,214
Electronic Components – Miscellaneous – 1.1%
242,550	TE Connectivity, Ltd. (U.S. Shares)	8,916,138
Enterprise Software/Services – 0.5%
160,912	Autonomy Corp. PLC*	4,407,981
Finance – Investment Bankers/Brokers – 1.5%
2,466,600	Nomura Holdings, Inc.**	12,206,066
Finance – Other Services – 0.6%
680,717	IG Group Holdings PLC	4,767,187
Food – Confectionary – 0.7%
94,075	Hershey Co.	5,348,164
Food – Miscellaneous/Diversified – 1.2%
299,117	Unilever N.V.	9,798,007
Food – Wholesale/Distribution – 1.5%
5,465,375	Olam International, Ltd.	12,156,792
Heart Monitors – 0.7%
75,140	HeartWare International, Inc.*	5,566,371
Hotels and Motels – 0.1%
443,000	Shangri-La Asia, Ltd.	1,091,061
Independent Power Producer – 1.9%
618,180	NRG Energy, Inc.*	15,194,864
Industrial Automation and Robotics – 0.9%
43,300	Fanuc Corp.**	7,221,692
Industrial Gases – 1.3%
92,990	Praxair, Inc.	10,079,186
Internet Content – Entertainment – 0.5%
116,280	Youku.com, Inc.*	3,994,218
Life and Health Insurance – 2.7%
3,094,000	AIA Group, Ltd.*	10,768,581
441,010	Conseco, Inc.*	3,488,389
657,531	Prudential PLC	7,597,586
		21,854,556
Medical – Biomedical and Genetic – 3.7%
337,273	Celgene Corp.*,**	20,344,308
175,875	Vertex Pharmaceuticals, Inc.*	9,143,741
		29,488,049
Medical – Drugs – 2.6%
614,202	GlaxoSmithKline PLC	13,148,406
446,500	Mitsubishi Tanabe Pharma Corp.**	7,492,874
		20,641,280
Medical – Generic Drugs – 0.8%
258,393	Mylan, Inc.*	6,374,555
Medical – HMO – 0.8%
77,275	Humana, Inc.	6,223,729
Medical Instruments – 1.0%
161,551	St. Jude Medical, Inc.	7,702,752
Metal – Aluminum – 1.0%
3,374,566	Alumina, Ltd.	7,724,155
Multimedia – 1.0%
444,645	News Corp. – Class A	7,870,217

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2011

Schedule of Investments (unaudited)

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Networking Products – 1.3%
679,405	Cisco Systems, Inc.	$10,605,512
Office Automation and Equipment – 0.9%
153,300	Canon, Inc.**	7,311,754
Oil – Field Services – 2.9%
255,500	Baker Hughes, Inc.	18,539,080
195,191	Trican Well Service Ltd.	4,587,252
		23,126,332
Oil Companies – Exploration and Production – 2.5%
48,135	Apache Corp.	5,939,378
137,055	Occidental Petroleum Corp.	14,259,202
		20,198,580
Oil Companies – Integrated – 4.5%
397,150	BG Group PLC	9,012,120
444,840	Petroleo Brasileiro S.A. (ADR)	15,062,283
203,748	Total S.A.	11,782,686
		35,857,089
Oil Field Machinery and Equipment – 0.5%
78,415	Dresser-Rand Group, Inc.*	4,214,806
Pharmacy Services – 1.6%
224,285	Medco Health Solutions, Inc.*	12,676,588
Pipelines – 2.0%
359,121	Energy Transfer Equity L.P.	16,146,080
Real Estate Operating/Development – 2.0%
2,103,565	Hang Lung Properties, Ltd.	8,713,144
1,501,876	Indiabulls Real Estate, Ltd.*	3,785,434
6,276,000	Shun Tak Holdings, Ltd.	3,822,068
		16,320,646
Retail – Apparel and Shoe – 1.3%
63,800	Fast Retailing Co., Ltd.**	10,332,225
Retail – Consumer Electronics – 0.5%
48,230	Yamada Denki Co., Ltd.**	3,935,220
Retail – Drug Store – 1.2%
219,770	Walgreen Co.	9,331,434
Retail – Major Department Stores – 1.3%
226,230	Nordstrom, Inc.	10,619,236
Rubber/Plastic Products – 1.3%
2,647,740	Jain Irrigation Systems, Ltd.	10,101,485
Semiconductor Components/Integrated Circuits – 0.9%
2,706,000	Taiwan Semiconductor Manufacturing Co., Ltd.	6,852,312
Semiconductor Equipment – 0.5%
106,944	ASML Holding N.V.	3,939,653
Soap and Cleaning Preparations – 0.8%
117,933	Reckitt Benckiser Group PLC	6,510,446
Telecommunication Services – 1.6%
424,905	Amdocs, Ltd. (U.S. Shares)*	12,912,863
Telephone – Integrated – 1.1%
356,143	Telefonica S.A.	8,708,143
Tobacco – 2.3%
4,701	Japan Tobacco, Inc.**	18,145,617
Transportation – Railroad – 0.7%
96,280	Kansas City Southern*	5,712,292
Transportation – Services – 2.1%
54,104	C.H. Robinson Worldwide, Inc.	4,265,559
150,582	Expeditors International of Washington, Inc.	7,708,293
29,247	Kuehne + Nagel International A.G.	4,440,329
		16,414,181
Wireless Equipment – 1.0%
203,755	SBA Communications Corp. – Class A*	7,781,403

Total Common Stock (cost $729,184,805)		781,042,417

Corporate Bond – 1.1%
Enterprise Software/Services – 1.1%
GBP 4,850,000	Autonomy Corp. PLC 3.2500%, 3/4/15 (cost $7,657,681)	8,833,464

Purchased Options – Calls – 0%
15,000	Chaoda Modern Agriculture Holdings, Ltd. expires January 2012 exercise price 4.0336 HKD	61,945
15,000	Chaoda Modern Agriculture Holdings, Ltd. expires January 2013 exercise price 4.0336 HKD	125,083

Total Purchased Options – Calls (premiums paid $202,379)		187,028

Warrant – 1.1%
Diversified Financial Services – 1.1%
651,747	JPMorgan Chase & Co., 10/28/18 (cost $7,006,280)	8,779,032

Money Market – 0.3%
2,105,479	Janus Cash Liquidity Fund LLC, 0% (cost $2,105,479)	2,105,479

Total Investments (total cost $746,156,624) – 100.3%		800,947,420

Liabilities, net of Cash, Receivables and Other Assets**– (0.3)%		(2,657,141)

Net Assets – 100%		$798,290,279

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Worldwide Portfolio

Schedule of Investments (unaudited)

As of June 30, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$14,601,472	1.8%
Bermuda	15,360,871	1.9%
Brazil	24,725,806	3.1%
Canada	4,587,252	0.6%
Cayman Islands	7,536,052	0.9%
Finland	8,925,214	1.1%
France	24,585,110	3.1%
Germany	8,423,836	1.0%
Guernsey	12,912,863	1.6%
Hong Kong	28,797,809	3.6%
India	23,011,535	2.9%
Japan	74,290,123	9.3%
Netherlands	13,737,660	1.7%
Qatar	2,685,904	0.3%
Singapore	12,156,792	1.5%
Spain	34,121,093	4.3%
Switzerland	13,356,467	1.7%
Taiwan	6,852,312	0.9%
United Kingdom	86,836,773	10.8%
United States††	383,442,476	47.9%

Total	$800,947,420	100.0%

††	Includes Cash Equivalents (47.6% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
Counterparty/	Currency	Currency	Appreciation/
Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 8/18/11	1,727,000,000	$21,462,577	$44,808

HSBC Securities (USA), Inc.: Japanese Yen 8/25/11	1,719,000,000	21,364,091	(71,419)

JPMorgan Chase & Co.: Japanese Yen 8/4/11	1,094,000,000	13,594,674	34,837

RBC Capital Markets Corp.: Japanese Yen 7/14/11	639,000,000	7,939,394	(103,470)

Total		$64,360,736	$(95,244)

Schedule of Written Options – Calls	Value

Celgene Corp. expires July 2011 270 contracts exercise price $62.50 (premiums received $21,633)	$(10,538)

See Notes to Schedule of Investments and Financial Statements.

12 | JUNE 30, 2011

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2011 (unaudited)	Worldwide
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$746,157
Unaffiliated investments at value	$798,842
Affiliated investments at value	2,105
Cash denominated in foreign currency(1)	151
Receivables:
Investments sold	13,346
Portfolio shares sold	338
Dividends	1,131
Foreign dividend tax reclaim	51
Interest	81
Non-interested Trustees’ deferred compensation	21
Other assets	12
Forward currency contracts	80
Total Assets	816,158
Liabilities:
Payables:
Options written, at value(2)	11
Due to custodian	215
Investments purchased	15,818
Portfolio shares repurchased	1,061
Dividends	–
Advisory fees	418
Distribution fees and shareholder servicing fees	35
Non-interested Trustees’ fees and expenses	5
Non-interested Trustees’ deferred compensation fees	21
Accrued expenses and other payables	109
Forward currency contracts	175
Total Liabilities	17,868
Net Assets	$798,290
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,217,287
Undistributed net investment income*	3,254
Undistributed net realized loss from investment and foreign currency transactions*	(476,962)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	54,711
Total Net Assets	$798,290
Net Assets - Institutional Shares	$620,095
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,177
Net Asset Value Per Share	$30.73
Net Assets - Service Shares	$178,183
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,866
Net Asset Value Per Share	$30.37
Net Assets - Service II Shares	$12
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	384
Net Asset Value Per Share	$30.46

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.
(1)	Includes cost of $150,738.
(2)	Includes premiums of $21,633 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2011 (unaudited)	Worldwide
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$98
Dividends	7,632
Dividends from affiliates	11
Foreign tax withheld	(518)
Total Investment Income	7,223
Expenses:
Advisory fees	2,509
Shareholder reports expense	34
Transfer agent fees and expenses	1
Registration fees	8
Custodian fees	20
Professional fees	18
Non-interested Trustees’ fees and expenses	12
Distribution fees and shareholder servicing fees - Service Shares	225
Distribution fees and shareholder servicing fees - Service II Shares	–
Other expenses	11
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	2,838
Expense and Fee Offset	–
Net Expenses	2,838
Net Investment Income	4,385
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	71,610
Net realized gain from written options contracts	46
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(57,940)
Net Gain on Investments	13,716
Net Increase in Net Assets Resulting from Operations	$18,101

See Notes to Financial Statements.

14 | JUNE 30, 2011

Statements of Changes in Net Assets

	Janus Aspen
	Worldwide
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$4,385	$5,522
Net realized gain from investment and foreign currency transactions	71,610	135,076
Net realized gain/(loss) from written options contracts	46	(427)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(57,940)	(26,510)
Net Increase in Net Assets Resulting from Operations	18,101	113,661
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,263)	(3,797)
Service Shares	(280)	(744)
Service II Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(1,543)	(4,541)
Capital Share Transactions:
Shares Sold
Institutional Shares	6,267	16,639
Service Shares	19,294	32,974
Service II Shares	–	–
Reinvested Dividends and Distributions
Institutional Shares	1,263	3,797
Service Shares	280	744
Service II Shares	–	–
Shares Repurchased
Institutional Shares	(49,502)	(99,156)
Service Shares	(17,594)	(26,634)
Service II Shares	–	–
Net Decrease from Capital Share Transactions	(39,992)	(71,636)
Net Increase/(Decrease) in Net Assets	(23,434)	37,484
Net Assets:
Beginning of period	821,724	784,240
End of period	$798,290	$821,724

Undistributed Net Investment Income*	$3,254	$412

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2011 (unaudited) and each fiscal year	Janus Aspen Worldwide Portfolio
ended December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$30.13	$26.18	$19.27	$35.35	$32.48	$27.96
Income from Investment Operations:
Net investment income	.19	.20	.29	.37	.27	.54
Net gain/(loss) on investments (both realized and unrealized)	.47	3.92	6.94	(16.11)	2.87	4.50
Total from Investment Operations	.66	4.12	7.23	(15.74)	3.14	5.04
Less Distributions:
Dividends (from net investment income)*	(.06)	(.17)	(.32)	(.34)	(.27)	(.52)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.06)	(.17)	(.32)	(.34)	(.27)	(.52)
Net Asset Value, End of Period	$30.73	$30.13	$26.18	$19.27	$35.35	$32.48
Total Return**	2.20%	15.83%	37.70%	(44.69)%	9.66%	18.24%
Net Assets, End of Period (in thousands)	$620,095	$648,827	$639,936	$522,295	$1,119,569	$1,208,155
Average Net Assets for the Period (in thousands)	$645,450	$623,284	$558,029	$826,712	$1,207,006	$1,271,755
Ratio of Gross Expenses to Average Net Assets***	0.64%	0.65%	0.63%	0.53%	0.67%	0.61%
Ratio of Net Expenses to Average Net Assets***	0.64%	0.65%	0.63%	0.53%	0.67%	0.61%
Ratio of Net Investment Income to Average Net Assets***	1.12%	0.76%	1.35%	1.26%	0.70%	1.59%
Portfolio Turnover Rate***	114%	86%	206%	14%	26%	46%

Service Shares

For a share outstanding during the six-month period ended
June 30, 2011 (unaudited) and each fiscal year ended	Janus Aspen Worldwide Portfolio
December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$29.80	$25.93	$19.10	$35.05	$32.22	$27.76
Income from Investment Operations:
Net investment income	.14	.12	.24	.21	.16	.36
Net gain/(loss) on investments (both realized and unrealized)	.48	3.88	6.87	(15.87)	2.87	4.58
Total from Investment Operations	.62	4.00	7.11	(15.66)	3.03	4.94
Less Distributions:
Dividends (from net investment income)*	(.05)	(.13)	(.28)	(.29)	(.20)	(.48)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.05)	(.13)	(.28)	(.29)	(.20)	(.48)
Net Asset Value, End of Period	$30.37	$29.80	$25.93	$19.10	$35.05	$32.22
Total Return**	2.07%	15.52%	37.40%	(44.84)%	9.39%	17.97%
Net Assets, End of Period (in thousands)	$178,183	$172,885	$144,294	$96,699	$227,723	$209,951
Average Net Assets for the Period (in thousands)	$181,430	$151,800	$114,103	$159,561	$230,284	$195,343
Ratio of Gross Expenses to Average Net Assets***	0.89%	0.90%	0.88%	0.78%	0.92%	0.86%
Ratio of Net Expenses to Average Net Assets***	0.89%	0.90%	0.88%	0.78%	0.92%	0.86%
Ratio of Net Investment Income to Average Net Assets***	0.89%	0.50%	1.08%	1.01%	0.46%	1.29%
Portfolio Turnover Rate***	114%	86%	206%	14%	26%	46%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

16 | JUNE 30, 2011

Service II Shares

For a share outstanding during the six-month period ended June 30,	Janus Aspen Worldwide Portfolio
2011 (unaudited) and each fiscal year ended December 31	2011	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$29.89	$26.00	$19.15	$35.14	$32.30	$27.85
Income from Investment Operations:
Net investment income	.14	.11	.22	.28	.16	.36
Net gain/(loss) on investments (both realized and unrealized)	.48	3.91	6.91	(15.98)	2.88	4.58
Total from Investment Operations	.62	4.02	7.13	(15.70)	3.04	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.13)	(.28)	(.29)	(.20)	(.49)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–	–	–	–	–	–
Total Distributions and Other	(.05)	(.13)	(.28)	(.29)	(.20)	(.49)
Net Asset Value, End of Period	$30.46	$29.89	$26.00	$19.15	$35.14	$32.30
Total Return**	2.07%	15.56%	37.40%	(44.82)%	9.40%	17.92%
Net Assets, End of Period (in thousands)	$12	$12	$10	$7	$13	$12
Average Net Assets for the Period (in thousands)	$12	$10	$8	$10	$13	$11
Ratio of Gross Expenses to Average Net Assets***	0.87%	0.89%	0.87%	0.75%	0.92%	0.86%
Ratio of Net Expenses to Average Net Assets***	0.87%	0.89%	0.87%	0.75%	0.92%	0.86%
Ratio of Net Investment Income to Average Net Assets***	0.90%	0.52%	1.10%	1.04%	0.45%	1.26%
Portfolio Turnover Rate***	114%	86%	206%	14%	26%	46%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

18 | JUNE 30, 2011

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Portfolio
Common Stock
Agricultural Operations	$–	$3,541,834	$–
Bicycle Manufacturing	–	7,644,675	–
Building – Residential and Commercial	11,749,148	7,216,160	–
Commercial Banks	7,470,614	40,383,529	–
Commercial Services	–	13,058,748	–
Distribution/Wholesale	–	14,269,810	–
Diversified Banking Institutions	40,490,853	21,226,260	–
Diversified Minerals	–	6,877,317	–
Diversified Operations	–	5,494,016	–
Educational Software	20,611,161	9,124,616	–
Electric – Integrated	–	8,925,214	–
Enterprise Software/Services	–	4,407,981	–
Finance – Investment Bankers/Brokers	–	12,206,066	–
Finance – Other Services	–	4,767,187	–
Food – Miscellaneous/Diversified	–	9,798,007	–
Food – Wholesale/Distribution	–	12,156,792	–
Hotels and Motels	–	1,091,061	–
Industrial Automation and Robotics	–	7,221,692	–
Internet Content – Entertainment	–	3,994,218	–
Life and Health Insurance	3,488,389	18,366,167	–
Medical – Drugs	–	20,641,280	–
Metal – Aluminum	–	7,724,155	–
Office Automation and Equipment	–	7,311,754	–
Oil Companies – Integrated	–	35,857,089	–
Real Estate Operating/Development	–	16,320,646	–
Retail – Apparel and Shoe	–	10,332,225	–
Retail – Consumer Electronics	–	3,935,220	–
Rubber/Plastic Products	–	10,101,485	–
Semiconductor Components/Integrated Circuits	–	6,852,312	–
Semiconductor Equipment	–	3,939,653	–
Soap and Cleaning Preparations	–	6,510,446	–
Telephone – Integrated	–	8,708,143	–
Tobacco	–	18,145,617	–
Transportation – Services	11,973,852	4,440,329	–
All Others	312,666,696	–	–

Corporate Bond	–	8,833,464	–

Warrant	–	8,779,032	–

Money Market	–	2,105,479	–

Total Investments in Securities	$408,450,713	$392,309,679	$–

Investments in Purchased Options:	$–	$187,028	$–

Other Financial Instruments(b)	$–	$(105,782)	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Worldwide Portfolio	$84,966,762

Janus Aspen Series | 19

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Worldwide Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares on December 31, 2001.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

20 | JUNE 30, 2011

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

“inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value

22 | JUNE 30, 2011

Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Worldwide Portfolio	$267,399,088	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the period and no factor was applied at the beginning of the period.

There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts.

24 | JUNE 30, 2011

The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2011 is indicated in the table below:

	Number of	Premiums
Calls Options	Contracts	Received

Janus Aspen Worldwide Portfolio
Options outstanding at December 31, 2010	–	$–
Options written	810	68,064
Options closed	–	–
Options expired	(540)	(46,431)
Options exercised	–	–

Options outstanding at June 30, 2011	270	$21,633

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated Investments at Value	$187,028	Options written, at value	$10,538

Forward Exchange Contracts	Forward currency contracts	79,645	Forward currency contracts	174,889

Total		$266,673		$185,427

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$46,431	$–	$46,431

Foreign Exchange Contracts	–	–	–	(1,801,045)	(1,801,045)

Total	$–	$–	$46,431	$(1,801,045)	$(1,754,614)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(4,255)	$–	$(4,255)

Foreign Exchange Contracts	–	–	–	(1,068,271)	(1,068,271)

Total	$–	$–	$(4,255)	$(1,068,271)	$(1,072,526)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector

26 | JUNE 30, 2011

and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the period.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The

28 | JUNE 30, 2011

Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Sovereign Debt
Investments in foreign government debt securities (“sovereign debt”) can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Worldwide Portfolio	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Portfolio	MSCI World IndexSM

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

Only the base fee rate applied until February 2007 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2011, the Portfolio recorded a Performance Adjustment of $48,770.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in

30 | JUNE 30, 2011

“Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended June 30, 2011.

For the period ended June 30, 2011, Janus Capital assumed $13,425 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $28,531 was paid by the Trust during the period ended June 30, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the period ended June 30, 2011.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Aspen Worldwide Portfolio
Janus Cash Liquidity Fund LLC	$150,228,763	$(169,890,000)	$10,682	$2,105,479

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Worldwide Portfolio	$746,125,657	$81,617,922	$(26,796,159)	$54,821,763

Net capital loss carryovers as of December 31, 2010 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2011	2016	2017	Capital Losses

Janus Aspen Worldwide Portfolio	$(253,061,503)	$(4,371,577)	$(290,125,032)	$(547,558,112)

32 | JUNE 30, 2011

6.	Capital Share Transactions

	Janus Aspen Worldwide
For the six-month period ended June 30, 2011 (unaudited) and the fiscal year ended December 31, 2010	Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	203	611
Reinvested dividends and distributions	41	147
Shares repurchased	(1,600)	(3,664)
Net Increase/(Decrease) in Portfolio Shares	(1,356)	(2,906)
Shares Outstanding, Beginning of Period	21,533	24,439
Shares Outstanding, End of Period	20,177	21,533
Transactions in Portfolio Shares – Service Shares
Shares sold	631	1,209
Reinvested dividends and distributions	9	29
Shares repurchased	(575)	(1,002)
Net Increase/(Decrease) in Portfolio Shares	65	236
Shares Outstanding, Beginning of Period	5,801	5,565
Shares Outstanding, End of Period	5,866	5,801
Transactions in Portfolio Shares – Service II Shares(1)
Shares sold	–	–
Reinvested dividends and distributions	–	2
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	–	2
Shares Outstanding, Beginning of Period	384	382
Shares Outstanding, End of Period	384	384
(1) Transactions in Portfolio Shares – Service II Shares are not in thousands.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Worldwide Portfolio	$460,436,944	$477,703,667	$–	$–

8.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing

Janus Aspen Series | 33

Notes to Financial Statements (unaudited) (continued)

services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on the Portfolio’s financial position or the results of its operations.

10.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Portfolio that it incurs for providing administration services to the Portfolio (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

34 | JUNE 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal year ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

36 | JUNE 30, 2011

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | JUNE 30, 2011

Notes

Janus Aspen Series | 39

Notes

40 | JUNE 30, 2011

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-107	109-24-81112 08-11

Item 2	— Code of Ethics
     Not applicable to semiannual reports.

Item 3	— Audit Committee Financial Expert
     Not applicable to semiannual reports.

Item 4	— Principal Accountant Fees and Services
     Not applicable to semiannual reports.

Item 5	— Audit Committee of Listed Registrants
     Not applicable.

Item 6	— Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.
(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan or Iran in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7	— Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.

Item 8	— Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.

Item 9	— Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable.

Item 10	— Submission of Matters to a Vote of Security Holders
The Registrant has made the following non-material change to its Nominating and Governance Committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees by increasing the number of days for a shareholder to submit further information as requested by the Nominating and Governance Committee from seven to fourteen days.

Item 11	— Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12	— Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Robin C. Beery Robin C. Beery, President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date:	August 29, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date:	August 29, 2011

By:	/s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date:	August 29, 2011